EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9

GSAA 2005-9 -- New Issue Announcement (external)
GS Lead Manager & Sole Bookrunner
$862.232mm approx

   Class      S&P/Moodys      Size(mm)       Grp       Cr.Spt           AvL        Prin.Wndw       Guidance
    1A-1        AAA/Aaa        122.701        I          16.43          2.39      08/05-12/11    Not offered
    1A-2        AAA/Aaa         13.633        I           7.15          2.39      08/05-12/11      1mL+32a
    2A-1        AAA/Aaa        398.746       II           7.15          1.00      08/05-10/07      1mL+11a
    2A-2        AAA/Aaa        127.026       II           7.15          3.00      10/07-07/09      1mL+25a
    2A-3        AAA/Aaa        149.029       II           7.15          5.62      07/09-12/11      1mL+37a
    M-1         AA+/Aa1         11.793       ALL          5.80          4.44      10/08-12/11      1mL+48a
    M-2         AA/Aa2           8.735       ALL          4.80          4.42      09/08-12/11      1mL+50a
    M-3         AA-/Aa3          4.367       ALL          4.30          4.41      09/08-12/11      1mL+52a
    M-4          A+/A1           4.367       ALL          3.80          4.41      09/08-12/11      1mL+62a
    M-5          A/A2            4.367       ALL          3.30          4.41      09/08-12/11      1ml+65a
    M-6          A-/A3           4.367       ALL          2.80          4.40      08/08-12/11      1mL+72a
    B-1        BBB+/Baa1         4.367       ALL          2.30          4.37      08/08-12/11      1mL+125a
    B-2        BBB/Baa2          4.367       ALL          1.80          4.26      08/08-09/11    Not offered
    B-3        BBB-/Baa3         4.367       ALL          1.30          4.04      08/08-01/11      1mL+185a

Expected Deal Timing:
Intex Preprice - Dealname: GSAA0509, Password: 4B7U
Launch/Price - on or before July 18
Settle - July 28

Termsheet - Attached


Syndicate Contacts
N America: Bunty Bohra, Scott Wisenbaker & Tony Kim
Europe: Mitch Resnick & Tetsuya Ishikawa
Asia: Omar Chaudhary

Disclaimer:
This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.


All averages are weighted averages.  Stdevs are stdev of mean.

                              ----------------------------------------------------------------------------------------------------
                              COUNTRYWIDE      GMAC          GREENPOINT        GS MORTGAGE CONDUIT    NATCITY     Aggregate
----------------------------------------------------------------------------------------------------------------------------------
FICO avg                                703.22        710.12            729.84                 719.01      722.63          711.72
----------------------------------------------------------------------------------------------------------------------------------
FICO stdev                               63.91         53.73             31.92                  45.68       48.11           55.09
----------------------------------------------------------------------------------------------------------------------------------
FICO <640 %                              6.82%          2.43                 0                   3.38        3.08           3.99%
----------------------------------------------------------------------------------------------------------------------------------
FICO <680%                              33.72%         29.14              4.48                   23.2        23.9          26.22%
----------------------------------------------------------------------------------------------------------------------------------
10th Percentile FICO                       647           656               691                    661         664             654
----------------------------------------------------------------------------------------------------------------------------------
90th Percentile FICO                       779           779               774                    783         788             779
----------------------------------------------------------------------------------------------------------------------------------
CLTV w.avg                               85.88         82.26             93.51                  84.78       87.01           85.14
----------------------------------------------------------------------------------------------------------------------------------
CLTV >80%                               56.27%         38.83             78.12                  53.75       69.58          54.22%
----------------------------------------------------------------------------------------------------------------------------------
10th Percentile CLTV                        65         61.27                80                  63.56          70           64.83
----------------------------------------------------------------------------------------------------------------------------------
90th Percentile CLTV                       100           100               100                    100         100             100
----------------------------------------------------------------------------------------------------------------------------------
SS CLTV %                                95.22         93.51             96.42                  93.79       91.54           94.49
----------------------------------------------------------------------------------------------------------------------------------
% with Silent 2nds                       50.78         32.18             76.92                  59.73       45.74           52.11
----------------------------------------------------------------------------------------------------------------------------------
Full Doc %                              94.30%         25.04             12.51                  18.98        65.1          45.95%
----------------------------------------------------------------------------------------------------------------------------------
Loan Bal avg (000s)                $285,362.24    277,616.28        529,631.64             373,661.70  312,049.13     $323,838.38
----------------------------------------------------------------------------------------------------------------------------------
% Jumbo                                 39.31%         38.48               100                  65.83        70.5          54.69%
----------------------------------------------------------------------------------------------------------------------------------
DTI %                                    37.68         38.37             36.08                  37.25       33.46           37.35
----------------------------------------------------------------------------------------------------------------------------------
Purch %                                 72.00%         52.85             74.68                  60.03       69.88          64.12%
----------------------------------------------------------------------------------------------------------------------------------
Cash Out %                              18.10%         37.39             13.29                     32       26.35          26.69%
----------------------------------------------------------------------------------------------------------------------------------
Fxd %                                    0.00%             0                 0                      0           0           0.00%
----------------------------------------------------------------------------------------------------------------------------------
3 yr ARM >= %                          100.00%         96.88                 0                   84.7         100          85.17%
----------------------------------------------------------------------------------------------------------------------------------
WAC avg                                   5.78          6.12              5.54                   6.05        5.99            5.94
----------------------------------------------------------------------------------------------------------------------------------
WAC stdev                                 0.48          0.54              0.36                   0.42         0.5             0.5
----------------------------------------------------------------------------------------------------------------------------------
1st Lien %                             100.00%           100               100                    100         100         100.00%
----------------------------------------------------------------------------------------------------------------------------------
MI %                                     8.01%         10.25              2.16                   1.37       27.11           6.38%
----------------------------------------------------------------------------------------------------------------------------------
CA %                                    41.11%         27.59              75.7                  72.93       27.86          51.73%
----------------------------------------------------------------------------------------------------------------------------------
Invt Prop %                              6.25%         16.99             11.77                  13.57       13.74          11.73%
----------------------------------------------------------------------------------------------------------------------------------
IO %                                    94.09%         87.63             99.16                  91.22       89.47          92.06%
----------------------------------------------------------------------------------------------------------------------------------
IO non-Full Doc %                        4.32%         65.09             86.65                  72.67        34.9          48.64%
----------------------------------------------------------------------------------------------------------------------------------
Multi-Fam %                              2.99%         10.77              0.87                   6.64        7.59           5.82%
----------------------------------------------------------------------------------------------------------------------------------
Prim Occ %                              87.69%         74.16             85.76                  83.78       86.26          83.32%
----------------------------------------------------------------------------------------------------------------------------------
Moody's Base Case Loss                                                                                                        1.0
----------------------------------------------------------------------------------------------------------------------------------
S&P BB Loss                                                                                                                   0.5
----------------------------------------------------------------------------------------------------------------------------------
Fitch BB Loss
----------------------------------------------------------------------------------------------------------------------------------

Originator/ Source                           % Bal.           WA LTV            WA CLTV        WA SS CLTV       FICO
--------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                                  32.73%           76.423              85.403        95.221        706.952
--------------------------------------------------------------------------------------------------------------------------------
GMAC                                          20.82           74.185              79.536        93.515        710.054
--------------------------------------------------------------------------------------------------------------------------------
GREENPOINT                                     8.99           78.846              92.152        96.419         728.72
--------------------------------------------------------------------------------------------------------------------------------
GS MORTGAGE CONDUIT                           33.91           73.741              83.702        93.789        719.082
--------------------------------------------------------------------------------------------------------------------------------
NATCITY                                        3.55           79.032              86.204         91.54        719.899
--------------------------------------------------------------------------------------------------------------------------------
Total:                                      100.00%           75.358               84.24        94.489        714.133
--------------------------------------------------------------------------------------------------------------------------------


Originator/ Source                          WAC         Purch     Invt Prop %     CA%    1st Lien    % with S.2nd     Full Doc
----------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                                5.826        72.00%        6.25%     41.11%   100.00%        50.78%       94.30%
----------------------------------------------------------------------------------------------------------------------------------
GMAC                                       6.088         52.85        16.99      27.59       100        32.18        25.04
----------------------------------------------------------------------------------------------------------------------------------
GREENPOINT                                 5.552         74.68        11.77       75.7       100        76.92        12.51
----------------------------------------------------------------------------------------------------------------------------------
GS MORTGAGE CONDUIT                        6.028         60.03        13.57      72.93       100        59.73        18.98
----------------------------------------------------------------------------------------------------------------------------------
NATCITY                                    5.967         69.88        13.74      27.86       100        45.74         65.1
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      5.93        64.12%       11.73%     51.73%   100.00%        52.11%       45.95%
----------------------------------------------------------------------------------------------------------------------------------


Originator/ Source                       DTI %        IO%       MI %
----------------------------------------------------------------------
COUNTRYWIDE                              37.68%      94.09%     8.01%
----------------------------------------------------------------------
GMAC                                      38.37       87.63     10.25
----------------------------------------------------------------------
GREENPOINT                                36.08       99.16      2.16
----------------------------------------------------------------------
GS MORTGAGE CONDUIT                       37.25       91.22      1.37
----------------------------------------------------------------------
NATCITY                                   33.46       89.47     27.11
----------------------------------------------------------------------
Total:                                   37.35%      92.06%     6.38%
----------------------------------------------------------------------


Occupancy                              % Bal.            WALTV             WACLTV           WA SS CLTV         WAFICO
--------------------------------------------------------------------------------------------------------------------------------
NON OWNER                                    11.73%           73.868              76.282        86.026        728.537
--------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                                83.32           75.535              85.689        94.992        711.823
--------------------------------------------------------------------------------------------------------------------------------
SECOND HOME                                    4.95           75.911              78.706        90.411        718.899
--------------------------------------------------------------------------------------------------------------------------------
Total:                                      100.00%           75.358               84.24        94.489        714.133
--------------------------------------------------------------------------------------------------------------------------------


Occupancy                              WAC           Purch %    Invt Prop %     CA%     1st Lien %  % with S.2nd     Full Doc
----------------------------------------------------------------------------------------------------------------------------------
NON OWNER                                   6.198        64.75%      100.00%     39.61%   100.00%       20.05%       42.11%
----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                              5.885         62.75            0      55.21       100        58.38         46.5
----------------------------------------------------------------------------------------------------------------------------------
SECOND HOME                                  6.05         85.74            0      21.83       100        22.55        45.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       5.93        64.12%       11.73%     51.73%   100.00%       52.11%       45.95%
----------------------------------------------------------------------------------------------------------------------------------


Occupancy                              %DTI %        IO%       MI %
-----------------------------------------------------------------------
NON OWNER                                 35.96%      89.52%    13.45%
-----------------------------------------------------------------------
OWNER OCCUPIED                             37.77        92.7      4.91
-----------------------------------------------------------------------
SECOND HOME                                 33.5       87.28     14.28
-----------------------------------------------------------------------
Total:                                    37.35%      92.06%     6.38%
-----------------------------------------------------------------------





Documentation                          % Bal.            WALTV             WACLTV           WA SS CLTV         WAFICO
--------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                                 45.95%           77.002              86.783        95.273        709.142
--------------------------------------------------------------------------------------------------------------------------------
NO DOC/NINA/NO RATIO                          13.07           68.423              72.142        90.143        714.247
--------------------------------------------------------------------------------------------------------------------------------
STATED INCOME                                 40.98           75.727              85.248        94.138        719.689
--------------------------------------------------------------------------------------------------------------------------------
Total:                                      100.00%           75.358               84.24        94.489        714.133
--------------------------------------------------------------------------------------------------------------------------------


Documentation                          %WAC           Purch %    Invt Prop %     CA%     1st Lien %  % with S.2nd     Full Doc
----------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                                  5.85        69.23%       10.75%     41.75%     100.00%           56.05%      100.00%
----------------------------------------------------------------------------------------------------------------------------------
NO DOC/NINA/NO RATIO                         6.111         49.15         6.19      46.54         100            20.87            0
----------------------------------------------------------------------------------------------------------------------------------
STATED INCOME                                5.962         63.16         14.6      64.57         100            57.67            0
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        5.93        64.12%       11.73%     51.73%     100.00%           52.11%       45.95%
----------------------------------------------------------------------------------------------------------------------------------


Documentation                          DTI %        IO%       MI %
----------------------------------------------------------------------
FULL/ALT DOC                             38.14%      94.50%     7.93%
----------------------------------------------------------------------
NO DOC/NINA/NO RATIO                      13.21       84.06      7.16
----------------------------------------------------------------------
STATED INCOME                             36.52       91.88       4.4
----------------------------------------------------------------------
Total:                                   37.35%      92.06%     6.38%
----------------------------------------------------------------------


Interest Only                          % Bal.            WALTV             WACLTV           WA SS CLTV         WAFICO
--------------------------------------------------------------------------------------------------------------------------------
N                                             7.94%           74.013              79.129        93.494        704.416
--------------------------------------------------------------------------------------------------------------------------------
Y                                             92.06           75.474               84.68        94.537        714.964
--------------------------------------------------------------------------------------------------------------------------------
Total:                                      100.00%           75.358               84.24        94.489        714.133
--------------------------------------------------------------------------------------------------------------------------------


Interest Only                          %WAC           Purch %    Invt Prop %     CA%     1st Lien %  % with S.2nd    Full Doc %
---------------------------------------------------------------------------------------------------------------------------------
N                                             6.02        56.61%       15.49%     30.23%     100.00%           29.92%      31.82%
---------------------------------------------------------------------------------------------------------------------------------
Y                                            5.922         64.77        11.41      53.58         100           54.03        47.17
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        5.93        64.12%       11.73%     51.73%     100.00%           52.11%      45.95%
---------------------------------------------------------------------------------------------------------------------------------


Interest Only                          DTI %        IO%       MI %
----------------------------------------------------------------------
N                                        37.68%       0.00%    11.34%
----------------------------------------------------------------------
Y                                         37.33         100      5.95
----------------------------------------------------------------------
Total:                                   37.35%      92.06%     6.38%
----------------------------------------------------------------------


FICO                                   % Bal.            WALTV             WACLTV           WA SS CLTV         WAFICO
--------------------------------------------------------------------------------------------------------------------------------
0-600                                         0.18%           68.677              68.677          0                   592
--------------------------------------------------------------------------------------------------------------------------------
601-640                                        4.09           74.228              79.925     93.049               629.942
--------------------------------------------------------------------------------------------------------------------------------
641-680                                       22.18           74.833              81.571     92.181               664.098
--------------------------------------------------------------------------------------------------------------------------------
681-700                                       15.26           74.595              82.459     94.674               691.349
--------------------------------------------------------------------------------------------------------------------------------
700>=                                         58.29           75.857              86.072     95.113               745.224
--------------------------------------------------------------------------------------------------------------------------------
Total                                       100.00%           75.358               84.24     94.489               714.133
--------------------------------------------------------------------------------------------------------------------------------


FICO                                   WAC           Purch %    Invt Prop %     CA%     1st Lien %  % with S.2nd    Full Doc %
----------------------------------------------------------------------------------------------------------------------------------
0-600                                       6.269        51.10%        0.00%     48.90%      100.00%            0.00%       85.44%
----------------------------------------------------------------------------------------------------------------------------------
601-640                                      5.94         44.45         1.32      50.43          100            32.84        67.26
----------------------------------------------------------------------------------------------------------------------------------
641-680                                     6.029         47.58         6.12      41.87          100            40.97        52.17
----------------------------------------------------------------------------------------------------------------------------------
681-700                                     5.998         59.89        13.22      50.29          100             46.2        42.54
----------------------------------------------------------------------------------------------------------------------------------
700>=                                       5.872         72.94        14.24      55.95          100            59.41        42.86
----------------------------------------------------------------------------------------------------------------------------------
Total                                        5.93        64.12%       11.73%     51.73%      100.00%           52.11%       45.95%
----------------------------------------------------------------------------------------------------------------------------------


FICO                                   DTI %        IO%       MI %
----------------------------------------------------------------------
0-600                                    22.56%      60.79%     0.00%
----------------------------------------------------------------------
601-640                                   40.81       85.92     13.05
----------------------------------------------------------------------
641-680                                   38.12       90.49      9.88
----------------------------------------------------------------------
681-700                                   37.59       90.75      5.04
----------------------------------------------------------------------
700>=                                     36.81       93.53      4.95
----------------------------------------------------------------------
Total                                    37.35%      92.06%     6.38%
----------------------------------------------------------------------




Lien Position                          % Bal.            WALTV             WACLTV           WA SS CLTV         WAFICO
--------------------------------------------------------------------------------------------------------------------------------
1st Lien                                    100.00%           75.358               84.24         94.489        714.133
--------------------------------------------------------------------------------------------------------------------------------
2nd Lien
--------------------------------------------------------------------------------------------------------------------------------
Total                                       100.00%           75.358               84.24         94.489        714.133
--------------------------------------------------------------------------------------------------------------------------------


Lien Position                          WAC           Purch %    Invt Prop %     CA%     1st Lien %  % with S.2nd    Full Doc %
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                     5.93        64.12%       11.73%     51.73%   100.00%        52.11%       45.95%
----------------------------------------------------------------------------------------------------------------------------------
2nd Lien
----------------------------------------------------------------------------------------------------------------------------------
Total                                        5.93        64.12%       11.73%     51.73%   100.00%        52.11%       45.95%
----------------------------------------------------------------------------------------------------------------------------------


Lien Position                          %DTI %        IO%       MI %
-----------------------------------------------------------------------
1st Lien                                  37.35%      92.06%     6.38%
-----------------------------------------------------------------------
2nd Lien
-----------------------------------------------------------------------
Total                                     37.35%      92.06%     6.38%
-----------------------------------------------------------------------


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                     GSAA 05 09

==============================================================================

               ---------------------------
               State               Percent
               ---------------------------
               AK                     0.11
               AL                     0.34
               AR                     0.03
               AZ                     4.22
               CA - Northern         21.67
               CA - Southern         28.03
               CO                     3.09
               CT                     0.51
               DC                     0.54
               DE                     0.17
               FL                     7.39
               GA                     1.39
               HI                     1.12
               IA                     0.06
               ID                     0.35
               IL                     1.89
               IN                     0.18
               KS                     0.04
               KY                     0.11
               LA                     0.20
               MA                     3.56
               MD                     1.98
               ME                     0.30
               MI                     0.67
               MN                     1.36
               MO                     0.16
               MS                     0.05
               MT                     0.32
               NC                     0.66
               NE                     0.01
               NH                     0.48
               NJ                     2.32
               NM                     0.10
               NV                     3.32
               NY                     1.99
               OH                     1.30
               OR                     1.07
               PA                     0.51
               RI                     0.39
               SC                     0.38
               SD                     0.05
               TN                     0.57
               TX                     0.86
               UT                     0.95
               VA                     2.75
               VT                     0.08
               WA                     2.28
               WI                     0.04
               WY                     0.06
               ---------------------------
               Total:               100.00
               ---------------------------


------------------------------------------------------------------------------
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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where
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certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any
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By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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may, from time to time, have long or short positions in, and buy or sell, the
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
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sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

------------------------------------------------------------------------------
                              Jul 12, 2005 09:26                   Page 1 of 1

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

                                          Libor Forward Curve as of 07/12/05
      --------------------------------------------------------------------------------------------------------------
       Payment Date  Rate CalculationDate LIBOR_1MO Vector    LIBOR_6MO Vector   LIBOR_1YR Vector   CMT_1YR Vector
      ==============================================================================================================
  1        8/25/2005           7/23/2005       3.43903            3.84939            4.04442           3.58942
  2        9/25/2005           8/23/2005       3.60176            3.96021            4.10812           3.65312
  3       10/25/2005           9/23/2005       3.80008            4.04355            4.15948           3.70448
  4       11/25/2005          10/23/2005       3.91990            4.09597            4.18981           3.73481
  5       12/25/2005          11/23/2005       3.99265            4.13274            4.21310           3.75810
  6        1/25/2006          12/23/2005       4.08269            4.16068            4.22986           3.77486
  7        2/25/2006           1/23/2006       4.06798            4.16872            4.24072           3.78572
  8        3/25/2006           2/23/2006       4.08853            4.18594            4.25207           3.79707
  9        4/25/2006           3/23/2006       4.12475            4.19731            4.26080           3.80580
 10        5/25/2006           4/23/2006       4.13641            4.20404            4.26780           3.81280
 11        6/25/2006           5/23/2006       4.14222            4.21166            4.27458           3.81958
 12        7/25/2006           6/23/2006       4.15411            4.21778            4.28211           3.82711
 13        8/25/2006           7/23/2006       4.16115            4.22879            4.28887           3.83387
 14        9/25/2006           8/23/2006       4.16493            4.23461            4.29727           3.84227
 15       10/25/2006           9/23/2006       4.17030            4.24029            4.30354           3.84854
 16       11/25/2006          10/23/2006       4.17892            4.24711            4.31059           3.85559
 17       12/25/2006          11/23/2006       4.18245            4.25485            4.31812           3.86312
 18        1/25/2007          12/23/2006       4.22667            4.26199            4.32510           3.87010
 19        2/25/2007           1/23/2007       4.19369            4.26383            4.33009           3.87509
 20        3/25/2007           2/23/2007       4.20283            4.27363            4.33759           3.88259
 21        4/25/2007           3/23/2007       4.21133            4.28102            4.34418           3.88918
 22        5/25/2007           4/23/2007       4.21792            4.28764            4.35071           3.89571
 23        6/25/2007           5/23/2007       4.22652            4.29503            4.35790           3.90290
 24        7/25/2007           6/23/2007       4.23633            4.30147            4.36371           3.90871
 25        8/25/2007           7/23/2007       4.24523            4.31034            4.36979           3.91479
 26        9/25/2007           8/23/2007       4.24947            4.31638            4.37663           3.92163
 27       10/25/2007           9/23/2007       4.25335            4.32088            4.38244           3.92744
 28       11/25/2007          10/23/2007       4.25934            4.32702            4.38960           3.93460
 29       12/25/2007          11/23/2007       4.26483            4.33339            4.39586           3.94086
 30        1/25/2008          12/23/2007       4.29140            4.33973            4.40351           3.94851
 31        2/25/2008           1/23/2008       4.27624            4.33868            4.40970           3.95470
 32        3/25/2008           2/23/2008       4.28167            4.34574            4.41642           3.96142
 33        4/25/2008           3/23/2008       4.28828            4.35253            4.42275           3.96775
 34        5/25/2008           4/23/2008       4.29511            4.35990            4.43074           3.97574
 35        6/25/2008           5/23/2008       4.30160            4.36722            4.43749           3.98249
 36        7/25/2008           6/23/2008       4.31072            4.37469            4.44433           3.98933
 37        8/25/2008           7/23/2008       4.31831            4.38450            4.45220           3.99720
 38        9/25/2008           8/23/2008       4.32527            4.39157            4.45914           4.00414
 39       10/25/2008           9/23/2008       4.33250            4.39743            4.46651           4.01151
 40       11/25/2008          10/23/2008       4.33981            4.40518            4.47444           4.01944
 41       12/25/2008          11/23/2008       4.34716            4.41187            4.48166           4.02666
 42        1/25/2009          12/23/2008       4.37482            4.41969            4.49010           4.03510
 43        2/25/2009           1/23/2009       4.36010            4.42084            4.49885           4.04385
 44        3/25/2009           2/23/2009       4.36575            4.42764            4.50611           4.05111
 45        4/25/2009           3/23/2009       4.37396            4.43580            4.51275           4.05775
 46        5/25/2009           4/23/2009       4.38025            4.44377            4.52035           4.06535
 47        6/25/2009           5/23/2009       4.38714            4.45201            4.52677           4.07177
 48        7/25/2009           6/23/2009       4.39795            4.46045            4.53313           4.07813
 49        8/25/2009           7/23/2009       4.40651            4.47451            4.53952           4.08452


 50        9/25/2009           8/23/2009       4.41453            4.48129            4.54490           4.08990
 51       10/25/2009           9/23/2009       4.42253            4.48696            4.55095           4.09595
 52       11/25/2009          10/23/2009       4.43033            4.49338            4.55531           4.10031
 53       12/25/2009          11/23/2009       4.43768            4.49838            4.56031           4.10531
 54        1/25/2010          12/23/2009       4.48550            4.50403            4.56506           4.11006
 55        2/25/2010           1/23/2010       4.44828            4.50264            4.56902           4.11402
 56        3/25/2010           2/23/2010       4.45231            4.50628            4.57355           4.11855
 57        4/25/2010           3/23/2010       4.45779            4.51144            4.57770           4.12270
 58        5/25/2010           4/23/2010       4.46119            4.51433            4.58256           4.12756
 59        6/25/2010           5/23/2010       4.46467            4.51870            4.58716           4.13216
 60        7/25/2010           6/23/2010       4.46709            4.52360            4.59309           4.13809
 61        8/25/2010           7/23/2010       4.47073            4.53434            4.59785           4.14285
 62        9/25/2010           8/23/2010       4.47541            4.53906            4.60329           4.14829
 63       10/25/2010           9/23/2010       4.47904            4.54389            4.60934           4.15434
 64       11/25/2010          10/23/2010       4.48397            4.54914            4.61455           4.15955
 65       12/25/2010          11/23/2010       4.48942            4.55434            4.62134           4.16634
 66        1/25/2011          12/23/2010       4.53457            4.56106            4.62693           4.17193
 67        2/25/2011           1/23/2011       4.49902            4.55878            4.63222           4.17722
 68        3/25/2011           2/23/2011       4.50362            4.56490            4.63920           4.18420
 69        4/25/2011           3/23/2011       4.51055            4.57179            4.64494           4.18994
 70        5/25/2011           4/23/2011       4.51624            4.57706            4.65126           4.19626
 71        6/25/2011           5/23/2011       4.52352            4.58280            4.65752           4.20252
 72        7/25/2011           6/23/2011       4.52933            4.58883            4.66484           4.20984
 73        8/25/2011           7/23/2011       4.53407            4.60118            4.67125           4.21625
 74        9/25/2011           8/23/2011       4.53925            4.60791            4.67994           4.22494
 75       10/25/2011           9/23/2011       4.54393            4.61312            4.68664           4.23164
 76       11/25/2011          10/23/2011       4.54963            4.61994            4.69410           4.23910
 77       12/25/2011          11/23/2011       4.55652            4.62689            4.70270           4.24770
 78        1/25/2012          12/23/2011       4.60312            4.63557            4.71111           4.25611
 79        2/25/2012           1/23/2012       4.56987            4.63620            4.71682           4.26182
 80        3/25/2012           2/23/2012       4.57613            4.64568            4.72578           4.27078
 81        4/25/2012           3/23/2012       4.58407            4.65393            4.73292           4.27792
 82        5/25/2012           4/23/2012       4.59165            4.66190            4.74096           4.28596
 83        6/25/2012           5/23/2012       4.60050            4.67111            4.75015           4.29515
 84        7/25/2012           6/23/2012       4.60735            4.67955            4.75686           4.30186
 85        8/25/2012           7/23/2012       4.61746            4.69066            4.76436           4.30936
 86        9/25/2012           8/23/2012       4.62525            4.69936            4.77270           4.31770
 87       10/25/2012           9/23/2012       4.63212            4.70513            4.77949           4.32449
 88       11/25/2012          10/23/2012       4.64060            4.71284            4.78668           4.33168
 89       12/25/2012          11/23/2012       4.64811            4.72082            4.79429           4.33929
 90        1/25/2013          12/23/2012       4.67643            4.72755            4.80159           4.34659
 91        2/25/2013           1/23/2013       4.66242            4.72997            4.80924           4.35424
 92        3/25/2013           2/23/2013       4.66826            4.73772            4.81561           4.36061
 93        4/25/2013           3/23/2013       4.67575            4.74441            4.82211           4.36711
 94        5/25/2013           4/23/2013       4.68328            4.75097            4.82929           4.37429
 95        6/25/2013           5/23/2013       4.68938            4.75933            4.83694           4.38194
 96        7/25/2013           6/23/2013       4.69474            4.76577            4.84343           4.38843
 97        8/25/2013           7/23/2013       4.70283            4.77678            4.85040           4.39540
 98        9/25/2013           8/23/2013       4.70968            4.78361            4.85799           4.40299
 99       10/25/2013           9/23/2013       4.71594            4.78904            4.86460           4.40960
 100      11/25/2013          10/23/2013       4.72323            4.79628            4.87224           4.41724
 101      12/25/2013          11/23/2013       4.73066            4.80366            4.87836           4.42336
 102       1/25/2014          12/23/2013       4.75848            4.81038            4.88642           4.43142
 103       2/25/2014           1/23/2014       4.74428            4.81355            4.89254           4.43754
 104       3/25/2014           2/23/2014       4.74937            4.81984            4.89911           4.44411
 105       4/25/2014           3/23/2014       4.75672            4.82671            4.90549           4.45049
 106       5/25/2014           4/23/2014       4.76381            4.83378            4.91352           4.45852
 107       6/25/2014           5/23/2014       4.77020            4.84065            4.92011           4.46511


 108       7/25/2014           6/23/2014       4.77586            4.84780            4.92700           4.47200
 109       8/25/2014           7/23/2014       4.78279            4.85712            4.93518           4.48018
 110       9/25/2014           8/23/2014       4.78898            4.86389            4.94230           4.48730
 111      10/25/2014           9/23/2014       4.79576            4.86953            4.95009           4.49509
 112      11/25/2014          10/23/2014       4.80273            4.87751            4.95859           4.50359
 113      12/25/2014          11/23/2014       4.81008            4.88452            4.96639           4.51139
 114       1/25/2015          12/23/2014       4.83762            4.89294            4.97558           4.52058
 115       2/25/2015           1/23/2015       4.82312            4.89639            4.98124           4.52624
 116       3/25/2015           2/23/2015       4.82897            4.90391            4.98922           4.53422
 117       4/25/2015           3/23/2015       4.83807            4.91308            4.99882           4.54382
 118       5/25/2015           4/23/2015       4.84499            4.92190            5.00531           4.55031
 119       6/25/2015           5/23/2015       4.85287            4.93106            5.01234           4.55734
 120       7/25/2015           6/23/2015       4.86363            4.94039            5.02012           4.56512
 121       8/25/2015           7/23/2015       4.87297            4.94767            5.02615           4.57115
 122       9/25/2015           8/23/2015       4.88164            4.95499            5.03208           4.57708
 123      10/25/2015           9/23/2015       4.89027            4.96305            5.03854           4.58354
 124      11/25/2015          10/23/2015       4.89872            4.96827            5.04387           4.58887
 125      12/25/2015          11/23/2015       4.90671            4.97354            5.04922           4.59422
 126       1/25/2016          12/23/2015       4.91270            4.97966            5.05505           4.60005
 127       2/25/2016           1/23/2016       4.91797            4.98326            5.05955           4.60455
 128       3/25/2016           2/23/2016       4.92424            4.98777            5.06545           4.61045
 129       4/25/2016           3/23/2016       4.92848            4.99349            5.06941           4.61441
 130       5/25/2016           4/23/2016       4.93169            4.99716            5.07367           4.61867
 131       6/25/2016           5/23/2016       4.93630            5.00233            5.07838           4.62338
 132       7/25/2016           6/23/2016       4.93855            5.00783            5.08357           4.62857
 133       8/25/2016           7/23/2016       4.94388            5.01275            5.08800           4.63300
 134       9/25/2016           8/23/2016       4.95011            5.01891            5.09284           4.63784
 135      10/25/2016           9/23/2016       4.95499            5.02245            5.09776           4.64276
 136      11/25/2016          10/23/2016       4.96039            5.02697            5.10214           4.64714
 137      12/25/2016          11/23/2016       4.96632            5.03114            5.10760           4.65260
 138       1/25/2017          12/23/2016       4.97146            5.03618            5.11156           4.65656
 139       2/25/2017           1/23/2017       4.97561            5.03948            5.11557           4.66057
 140       3/25/2017           2/23/2017       4.97819            5.04471            5.12022           4.66522
 141       4/25/2017           3/23/2017       4.98315            5.04894            5.12410           4.66910
 142       5/25/2017           4/23/2017       4.98640            5.05254            5.12805           4.67305
 143       6/25/2017           5/23/2017       4.99077            5.05806            5.13206           4.67706
 144       7/25/2017           6/23/2017       4.99713            5.06183            5.13625           4.68125
 145       8/25/2017           7/23/2017       5.00186            5.06609            5.14000           4.68500
 146       9/25/2017           8/23/2017       5.00676            5.07091            5.14532           4.69032
 147      10/25/2017           9/23/2017       5.01101            5.07382            5.14814           4.69314
 148      11/25/2017          10/23/2017       5.01655            5.07763            5.15210           4.69710
 149      12/25/2017          11/23/2017       5.01976            5.08195            5.15639           4.70139
 150       1/25/2018          12/23/2017       5.02481            5.08487            5.16019           4.70519
 151       2/25/2018           1/23/2018       5.02787            5.08749            5.16372           4.70872
 152       3/25/2018           2/23/2018       5.02984            5.09194            5.16743           4.71243
 153       4/25/2018           3/23/2018       5.03399            5.09583            5.17046           4.71546
 154       5/25/2018           4/23/2018       5.03653            5.09930            5.17344           4.71844
 155       6/25/2018           5/23/2018       5.03963            5.10420            5.17728           4.72228
 156       7/25/2018           6/23/2018       5.04197            5.10840            5.17848           4.72348
 157       8/25/2018           7/23/2018       5.04872            5.11198            5.18038           4.72538
 158       9/25/2018           8/23/2018       5.05324            5.11580            5.18205           4.72705
 159      10/25/2018           9/23/2018       5.05693            5.11706            5.18307           4.72807
 160      11/25/2018          10/23/2018       5.06145            5.11935            5.18386           4.72886
 161      12/25/2018          11/23/2018       5.06418            5.12091            5.18439           4.72939
 162       1/25/2019          12/23/2018       5.06681            5.12091            5.18465           4.72965
 163       2/25/2019           1/23/2019       5.06782            5.12022            5.18543           4.73043
 164       3/25/2019           2/23/2019       5.06748            5.12039            5.18459           4.72959
 165       4/25/2019           3/23/2019       5.06856            5.12030            5.18475           4.72975
 166       5/25/2019           4/23/2019       5.06849            5.11957            5.18517           4.73017


 167       6/25/2019           5/23/2019       5.06617            5.12014            5.18409           4.72909
 168       7/25/2019           6/23/2019       5.06399            5.12026            5.18380           4.72880
 169       8/25/2019           7/23/2019       5.06547            5.12106            5.18423           4.72923
 170       9/25/2019           8/23/2019       5.06576            5.12067            5.18317           4.72817
 171      10/25/2019           9/23/2019       5.06606            5.12000            5.18280           4.72780
 172      11/25/2019          10/23/2019       5.06686            5.12084            5.18274           4.72774
 173      12/25/2019          11/23/2019       5.06740            5.11965            5.18192           4.72692
 174       1/25/2020          12/23/2019       5.06695            5.11953            5.18215           4.72715
 175       2/25/2020           1/23/2020       5.06658            5.11749            5.18097           4.72597
 176       3/25/2020           2/23/2020       5.06531            5.11659            5.18056           4.72556
 177       4/25/2020           3/23/2020       5.06585            5.11653            5.17983           4.72483
 178       5/25/2020           4/23/2020       5.06361            5.11550            5.17948           4.72448
 179       6/25/2020           5/23/2020       5.06261            5.11585            5.17925           4.72425
 180       7/25/2020           6/23/2020       5.05720            5.11642            5.17911           4.72411
 181       8/25/2020           7/23/2020       5.05677            5.11544            5.17907           4.72407
 182       9/25/2020           8/23/2020       5.05701            5.11555            5.17900           4.72400
 183      10/25/2020           9/23/2020       5.05721            5.11452            5.17960           4.72460
 184      11/25/2020          10/23/2020       5.05770            5.11487            5.17868           4.72368
 185      12/25/2020          11/23/2020       5.05849            5.11445            5.17880           4.72380
 186       1/25/2021          12/23/2020       5.05744            5.11466            5.17809           4.72309
 187       2/25/2021           1/23/2021       5.05741            5.11450            5.17776           4.72276
 188       3/25/2021           2/23/2021       5.05625            5.11390            5.17732           4.72232
 189       4/25/2021           3/23/2021       5.05753            5.11539            5.17687           4.72187
 190       5/25/2021           4/23/2021       5.05661            5.11396            5.17630           4.72130
 191       6/25/2021           5/23/2021       5.05670            5.11426            5.17572           4.72072
 192       7/25/2021           6/23/2021       5.05638            5.11413            5.17575           4.72075
 193       8/25/2021           7/23/2021       5.05599            5.11288            5.17430           4.71930
 194       9/25/2021           8/23/2021       5.05625            5.11229            5.17352           4.71852
 195      10/25/2021           9/23/2021       5.05468            5.11089            5.17260           4.71760
 196      11/25/2021          10/23/2021       5.05486            5.11023            5.17176           4.71676
 197      12/25/2021          11/23/2021       5.05421            5.10908            5.17143           4.71643
 198       1/25/2022          12/23/2021       5.05316            5.10855            5.16965           4.71465
 199       2/25/2022           1/23/2022       5.05249            5.10739            5.16865           4.71365
 200       3/25/2022           2/23/2022       5.05067            5.10643            5.16816           4.71316
 201       4/25/2022           3/23/2022       5.05092            5.10687            5.16704           4.71204
 202       5/25/2022           4/23/2022       5.04967            5.10511            5.16507           4.71007
 203       6/25/2022           5/23/2022       5.04975            5.10434            5.16376           4.70876
 204       7/25/2022           6/23/2022       5.04764            5.10306            5.16225           4.70725
 205       8/25/2022           7/23/2022       5.04699            5.10192            5.16091           4.70591
 206       9/25/2022           8/23/2022       5.04618            5.10127            5.15938           4.70438
 207      10/25/2022           9/23/2022       5.04426            5.09850            5.15772           4.70272
 208      11/25/2022          10/23/2022       5.04341            5.09715            5.15617           4.70117
 209      12/25/2022          11/23/2022       5.04275            5.09532            5.15511           4.70011
 210       1/25/2023          12/23/2022       5.04127            5.09399            5.15254           4.69754
 211       2/25/2023           1/23/2023       5.03997            5.09219            5.15087           4.69587
 212       3/25/2023           2/23/2023       5.03673            5.09106            5.14884           4.69384
 213       4/25/2023           3/23/2023       5.03630            5.08981            5.14738           4.69238
 214       5/25/2023           4/23/2023       5.03446            5.08780            5.14548           4.69048
 215       6/25/2023           5/23/2023       5.03350            5.08698            5.14444           4.68944
 216       7/25/2023           6/23/2023       5.03106            5.08434            5.14124           4.68624
 217       8/25/2023           7/23/2023       5.02971            5.08249            5.13917           4.68417
 218       9/25/2023           8/23/2023       5.02786            5.08077            5.13754           4.68254
 219      10/25/2023           9/23/2023       5.02563            5.07772            5.13456           4.67956
 220      11/25/2023          10/23/2023       5.02468            5.07595            5.13224           4.67724
 221      12/25/2023          11/23/2023       5.02157            5.07358            5.12961           4.67461
 222       1/25/2024          12/23/2023       5.02050            5.07137            5.12717           4.67217
 223       2/25/2024           1/23/2024       5.01818            5.06887            5.12538           4.67038
 224       3/25/2024           2/23/2024       5.01496            5.06671            5.12202           4.66702
 225       4/25/2024           3/23/2024       5.01354            5.06480            5.11927           4.66427


 226       5/25/2024           4/23/2024       5.01185            5.06197            5.11650           4.66150
 227       6/25/2024           5/23/2024       5.00869            5.05984            5.11349           4.65849
 228       7/25/2024           6/23/2024       5.00618            5.05746            5.11088           4.65588
 229       8/25/2024           7/23/2024       5.00469            5.05515            5.10803           4.65303
 230       9/25/2024           8/23/2024       5.00136            5.05160            5.10484           4.64984
 231      10/25/2024           9/23/2024       4.99861            5.04805            5.10200           4.64700
 232      11/25/2024          10/23/2024       4.99633            5.04557            5.09964           4.64464
 233      12/25/2024          11/23/2024       4.99390            5.04294            5.09595           4.64095
 234       1/25/2025          12/23/2024       4.99072            5.03954            5.09337           4.63837
 235       2/25/2025           1/23/2025       4.98787            5.03648            5.08967           4.63467
 236       3/25/2025           2/23/2025       4.98425            5.03359            5.08679           4.63179
 237       4/25/2025           3/23/2025       4.98247            5.03139            5.08402           4.62902
 238       5/25/2025           4/23/2025       4.97974            5.02859            5.08159           4.62659
 239       6/25/2025           5/23/2025       4.97627            5.02542            5.07788           4.62288
 240       7/25/2025           6/23/2025       4.97399            5.02319            5.07512           4.62012
 241       8/25/2025           7/23/2025       4.97163            5.01971            5.07292           4.61792
 242       9/25/2025           8/23/2025       4.96826            5.01639            5.06936           4.61436
 243      10/25/2025           9/23/2025       4.96572            5.01271            5.06664           4.61164
 244      11/25/2025          10/23/2025       4.96274            5.01009            5.06380           4.60880
 245      12/25/2025          11/23/2025       4.96067            5.00748            5.06126           4.60626
 246       1/25/2026          12/23/2025       4.95672            5.00449            5.05835           4.60335
 247       2/25/2026           1/23/2026       4.95425            5.00206            5.05599           4.60099
 248       3/25/2026           2/23/2026       4.95074            4.99920            5.05351           4.59851
 249       4/25/2026           3/23/2026       4.94983            4.99777            5.05124           4.59624
 250       5/25/2026           4/23/2026       4.94615            4.99475            5.04861           4.59361
 251       6/25/2026           5/23/2026       4.94405            4.99271            5.04635           4.59135
 252       7/25/2026           6/23/2026       4.94191            4.99095            5.04405           4.58905
 253       8/25/2026           7/23/2026       4.93906            4.98785            5.04165           4.58665
 254       9/25/2026           8/23/2026       4.93679            4.98565            5.03952           4.58452
 255      10/25/2026           9/23/2026       4.93441            4.98241            5.03792           4.58292
 256      11/25/2026          10/23/2026       4.93208            4.98045            5.03511           4.58011
 257      12/25/2026          11/23/2026       4.93046            4.97800            5.03305           4.57805
 258       1/25/2027          12/23/2026       4.92748            4.97599            5.03115           4.57615
 259       2/25/2027           1/23/2027       4.92549            4.97407            5.02900           4.57400
 260       3/25/2027           2/23/2027       4.92244            4.97169            5.02701           4.57201
 261       4/25/2027           3/23/2027       4.92174            4.97139            5.02621           4.57121
 262       5/25/2027           4/23/2027       4.91901            4.96842            5.02362           4.56862
 263       6/25/2027           5/23/2027       4.91743            4.96691            5.02190           4.56690
 264       7/25/2027           6/23/2027       4.91546            4.96595            5.02042           4.56542
 265       8/25/2027           7/23/2027       4.91354            4.96317            5.01835           4.56335
 266       9/25/2027           8/23/2027       4.91233            4.96143            5.01671           4.56171
 267      10/25/2027           9/23/2027       4.90947            4.95895            5.01495           4.55995
 268      11/25/2027          10/23/2027       4.90816            4.95772            5.01351           4.55851
 269      12/25/2027          11/23/2027       4.90735            4.95575            5.01259           4.55759
 270       1/25/2028          12/23/2027       4.90519            4.95430            5.01030           4.55530
 271       2/25/2028           1/23/2028       4.90314            4.95263            5.00904           4.55404
 272       3/25/2028           2/23/2028       4.90154            4.95111            5.00795           4.55295
 273       4/25/2028           3/23/2028       4.89999            4.95027            5.00594           4.55094
 274       5/25/2028           4/23/2028       4.89827            4.94863            5.00472           4.54972
 275       6/25/2028           5/23/2028       4.89748            4.94825            5.00349           4.54849
 276       7/25/2028           6/23/2028       4.89539            4.94624            5.00223           4.54723
 277       8/25/2028           7/23/2028       4.89442            4.94505            5.00114           4.54614
 278       9/25/2028           8/23/2028       4.89310            4.94413            5.00099           4.54599
 279      10/25/2028           9/23/2028       4.89151            4.94199            4.99894           4.54394
 280      11/25/2028          10/23/2028       4.89125            4.94088            4.99795           4.54295
 281      12/25/2028          11/23/2028       4.88905            4.94004            4.99691           4.54191
 282       1/25/2029          12/23/2028       4.88890            4.93871            4.99602           4.54102
 283       2/25/2029           1/23/2029       4.88756            4.93746            4.99520           4.54020
 284       3/25/2029           2/23/2029       4.88522            4.93712            4.99434           4.53934


 285       4/25/2029           3/23/2029       4.88526            4.93662            4.99363           4.53863
 286       5/25/2029           4/23/2029       4.88402            4.93547            4.99292           4.53792
 287       6/25/2029           5/23/2029       4.88345            4.93533            4.99325           4.53825
 288       7/25/2029           6/23/2029       4.88227            4.93456            4.99161           4.53661
 289       8/25/2029           7/23/2029       4.88275            4.93354            4.99103           4.53603
 290       9/25/2029           8/23/2029       4.88095            4.93281            4.99029           4.53529
 291      10/25/2029           9/23/2029       4.87998            4.93127            4.98958           4.53458
 292      11/25/2029          10/23/2029       4.87996            4.93104            4.98874           4.53374
 293      12/25/2029          11/23/2029       4.87898            4.93082            4.98772           4.53272
 294       1/25/2030          12/23/2029       4.87872            4.93001            4.98663           4.53163
 295       2/25/2030           1/23/2030       4.87789            4.92926            4.98614           4.53114
 296       3/25/2030           2/23/2030       4.87643            4.92926            4.98421           4.52921
 297       4/25/2030           3/23/2030       4.87699            4.92877            4.98294           4.52794
 298       5/25/2030           4/23/2030       4.87723            4.92733            4.98143           4.52643
 299       6/25/2030           5/23/2030       4.87620            4.92615            4.97970           4.52470
 300       7/25/2030           6/23/2030       4.87513            4.92498            4.97813           4.52313
 301       8/25/2030           7/23/2030       4.87448            4.92347            4.97635           4.52135
 302       9/25/2030           8/23/2030       4.87182            4.92085            4.97440           4.51940
 303      10/25/2030           9/23/2030       4.86974            4.91821            4.97272           4.51772
 304      11/25/2030          10/23/2030       4.86823            4.91675            4.97163           4.51663
 305      12/25/2030          11/23/2030       4.86669            4.91526            4.96928           4.51428
 306       1/25/2031          12/23/2030       4.86453            4.91315            4.96816           4.51316
 307       2/25/2031           1/23/2031       4.86276            4.91143            4.96588           4.51088
 308       3/25/2031           2/23/2031       4.86024            4.90985            4.96437           4.50937
 309       4/25/2031           3/23/2031       4.85960            4.90897            4.96325           4.50825
 310       5/25/2031           4/23/2031       4.85823            4.90766            4.96201           4.50701
 311       6/25/2031           5/23/2031       4.85625            4.90572            4.96013           4.50513
 312       7/25/2031           6/23/2031       4.85445            4.90519            4.95874           4.50374
 313       8/25/2031           7/23/2031       4.85353            4.90312            4.95766           4.50266
 314       9/25/2031           8/23/2031       4.85165            4.90128            4.95589           4.50089
 315      10/25/2031           9/23/2031       4.85050            4.89927            4.95519           4.50019
 316      11/25/2031          10/23/2031       4.84868            4.89812            4.95318           4.49818
 317      12/25/2031          11/23/2031       4.84826            4.89653            4.95196           4.49696
 318       1/25/2032          12/23/2031       4.84581            4.89537            4.95057           4.49557
 319       2/25/2032           1/23/2032       4.84458            4.89388            4.94946           4.49446
 320       3/25/2032           2/23/2032       4.84269            4.89265            4.94830           4.49330
 321       4/25/2032           3/23/2032       4.84239            4.89273            4.94690           4.49190
 322       5/25/2032           4/23/2032       4.84047            4.89056            4.94573           4.49073
 323       6/25/2032           5/23/2032       4.83963            4.88978            4.94471           4.48971
 324       7/25/2032           6/23/2032       4.83843            4.88958            4.94429           4.48929
 325       8/25/2032           7/23/2032       4.83727            4.88754            4.94263           4.48763
 326       9/25/2032           8/23/2032       4.83679            4.88651            4.94168           4.48668
 327      10/25/2032           9/23/2032       4.83471            4.88479            4.94067           4.48567
 328      11/25/2032          10/23/2032       4.83406            4.88389            4.93984           4.48484
 329      12/25/2032          11/23/2032       4.83396            4.88261            4.93896           4.48396
 330       1/25/2033          12/23/2032       4.83256            4.88191            4.93804           4.48304
 331       2/25/2033           1/23/2033       4.83111            4.88082            4.93733           4.48233
 332       3/25/2033           2/23/2033       4.82926            4.87996            4.93720           4.48220
 333       4/25/2033           3/23/2033       4.82938            4.88048            4.93654           4.48154
 334       5/25/2033           4/23/2033       4.82821            4.87906            4.93519           4.48019
 335       6/25/2033           5/23/2033       4.82834            4.87864            4.93454           4.47954
 336       7/25/2033           6/23/2033       4.82657            4.87787            4.93386           4.47886
 337       8/25/2033           7/23/2033       4.82620            4.87726            4.93332           4.47832
 338       9/25/2033           8/23/2033       4.82578            4.87724            4.93276           4.47776
 339      10/25/2033           9/23/2033       4.82445            4.87533            4.93222           4.47722
 340      11/25/2033          10/23/2033       4.82415            4.87478            4.93176           4.47676
 341      12/25/2033          11/23/2033       4.82415            4.87391            4.93195           4.47695
 342       1/25/2034          12/23/2033       4.82353            4.87369            4.93085           4.47585
 343       2/25/2034           1/23/2034       4.82303            4.87293            4.93050           4.47550


 344       3/25/2034           2/23/2034       4.82091            4.87310            4.93013           4.47513
 345       4/25/2034           3/23/2034       4.82141            4.87305            4.92985           4.47485
 346       5/25/2034           4/23/2034       4.82067            4.87238            4.92958           4.47458
 347       6/25/2034           5/23/2034       4.82089            4.87301            4.92935           4.47435
 348       7/25/2034           6/23/2034       4.81986            4.87205            4.92913           4.47413
 349       8/25/2034           7/23/2034       4.81985            4.87179            4.92896           4.47396
 350       9/25/2034           8/23/2034       4.81953            4.87188            4.92938           4.47438
 351      10/25/2034           9/23/2034       4.81893            4.87070            4.92841           4.47341
 352      11/25/2034          10/23/2034       4.81964            4.87054            4.92803           4.47303
 353      12/25/2034          11/23/2034       4.81845            4.87039            4.92753           4.47253
 354       1/25/2035          12/23/2034       4.81923            4.87029            4.92699           4.47199
 355       2/25/2035           1/23/2035       4.81877            4.86990            4.92640           4.47140
 356       3/25/2035           2/23/2035       4.81737            4.86999            4.92566           4.47066
 357       4/25/2035           3/23/2035       4.81826            4.87025            4.92525           4.47025
 358       5/25/2035           4/23/2035       4.81789            4.86936            4.92440           4.46940
 359       6/25/2035           5/23/2035       4.81820            4.86922            4.92379           4.46879
 360       7/25/2035           6/23/2035       4.81761            4.86764            4.92244           4.46744
                                        ----------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-09, 2A-1 Price Yield Table
Assumption: Price at Par, run to cleanup call, no loss, forward libor curve as of 07/12/05
Balance              $398,746,000.00  Delay          0
Coupon               3.44             Dated          7/28/2005
Settle               7/28/2005        First Payment  8/25/2005

                     ------------------------------------------------------------------------------------
                               10 CPR         20 CPR            30 CPR          40 CPR            50 CPR
               Yield           4.3509         4.2175            4.1371          4.0710            4.0091
         Disc Margin               11             11                11              11                11
                 WAL             3.25           1.58              1.00            0.71              0.53
    Principal Window    Aug05 - Dec12  Aug05 - Mar09     Aug05 - Oct07   Aug05 - Feb07     Aug05 - Sep06
                     ------------------------------------------------------------------------------------

              Prepay           10 CPR         20 CPR            30 CPR          40 CPR            50 CPR


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

---------------
Deal Info                                 Master Servicer:
------------------------------
Deal Name      GSAA-05-09                 Backup Servicer:
-------------------------------           ---------------------------------------------------------------------------------------
Bloomberg Ticker:                         Primary Servicer (s):  Name         %      Originator (s):   Name               %
                                                                 -------------------                   --------------------------
Asset Class:   Alt-A                                         1   COUNTRYWIDE  63.81               1    COUNTRYWIDE         28.35
                                                                 -------------------                   --------------------------
Issuer:                                                      2   GMAC         19.48               2    GMAC                19.48
                                                                 -------------------                   --------------------------
Trustee:                                                     3   GREENPOINT   12.77               3    GREENPOIN           12.77
                                                                 -------------------                   --------------------------
Lead Manager(s)                                              4   NATCITY      3.94                4    GS MORTGAGE CONDUIT 35.46
                                                                 -------------------                   --------------------------
                                                             5                                    5    NATCITY              3.94
                                                                                                       --------------------------
Month:                                                       6                                    6
     To Roll           45.73                                 7                                    7
     Remaining Term    359                                   8                                    8
     Remaining IO Term                                       9                                    9
                                                            10                                   10
     % Interest Only   90.71%
------------------------------

Cells in red font are calculations and    Please fill out a complete list of all servicers and originators even if there're more
should be left alone.                     then ten

Please put averages in gray cells at
the bottom of each bucket.


-------------------------------------------------------------------------------------------------------------------------------
                                                            FICO BUCKET
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  -----------
                                                          Deal Size                                    Balance
                             --------------------------------------------------------------------------------------------------
FICO                         # Loans                                    Balance                 %                       WAC
-------------------------------------------------------------------------------------------------------------------------------
NA                                                 4                   $679,359              0.08        $169,839.78      6.29
                             --------------------------------------------------------------------------------------------------
=<500
                             --------------------------------------------------------------------------------------------------
>500 =<600                                         2                    824,347              0.09         412,173.41      6.44
                             --------------------------------------------------------------------------------------------------
>600 =<620                                        15                  4,249,594              0.48         283,306.28      6.04
                             --------------------------------------------------------------------------------------------------
>620 =<640                                       108                 29,831,132               3.4         276,214.19      5.95
                             --------------------------------------------------------------------------------------------------
>640 =<660                                       247                 65,323,826              7.44         264,468.93      6.07
                             --------------------------------------------------------------------------------------------------
>660 =<680                                       434                129,453,759             14.74         298,280.55      6.01
                             --------------------------------------------------------------------------------------------------
>680 =<700                                       439                135,116,374             15.39         307,782.17      5.97
                             --------------------------------------------------------------------------------------------------
>700 =<750                                       981                297,131,152             33.83         302,885.99      5.88
                             --------------------------------------------------------------------------------------------------
>750 =<800                                       628                194,735,119             22.17         310,087.77      5.84
                             --------------------------------------------------------------------------------------------------
=>800                                             72                 20,851,267              2.37         289,600.93      5.87
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
-------------------------------------------------------------------------------------------------------------------------------

                FICO   Mean:                  711.75                                     Standard Deviation:
                             ------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                            FICO BUCKET
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             Weighted Average Collateral Characteristics
                -----------------------------------------------------------------------------------------------------------------
FICO              FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only      MI%
---------------------------------------------------------------------------------------------------------------------------------
NA                      0   72.19      18.57      63.41       51.77                    0        71.51          23.27           0
                -----------------------------------------------------------------------------------------------------------------
=<500
                -----------------------------------------------------------------------------------------------------------------
>500 =<600            593   68.17      29.13        100         100                78.85        78.85          78.85           0
                -----------------------------------------------------------------------------------------------------------------
>600 =<620            616   74.33      40.99      92.51         100                20.47        53.04          76.29       14.86
                -----------------------------------------------------------------------------------------------------------------
>620 =<640            632   73.47      40.66      92.99       89.55                41.83        63.17          86.98       10.96
                -----------------------------------------------------------------------------------------------------------------
>640 =<660            652   76.46      37.81      87.72       80.53                38.98        55.43          85.16       12.35
                -----------------------------------------------------------------------------------------------------------------
>660 =<680            670   74.48      38.48      89.68       87.91                38.39        46.86          89.63        9.21
                -----------------------------------------------------------------------------------------------------------------
>680 =<700            691   74.87      37.39      79.94        79.8                 30.1        40.72          89.59        5.16
                -----------------------------------------------------------------------------------------------------------------
>700 =<750            723   76.15      36.96      82.04       81.24                19.21        39.67          91.91        4.57
                -----------------------------------------------------------------------------------------------------------------
>750 =<800            771   76.39      36.45      76.06       76.84                16.65        38.22          93.62        6.54
                -----------------------------------------------------------------------------------------------------------------
=>800                 807   72.35      35.46      71.73       76.85                16.71        36.66          88.86        6.24
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                 714   75.58      37.28      82.12       81.23                25.37        42.59          90.71        6.66
---------------------------------------------------------------------------------------------------------------------------------

                            52.39
                ----------


---------------------------------------------------------------------------------------------------------------------------------
                                                             LTV BUCKET
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  -------------
                                                          Deal Size                                    Balance
                             ----------------------------------------------------------------------------------------------------
LTV                          # Loans                                    Balance                 %                       WAC
---------------------------------------------------------------------------------------------------------------------------------
=<50                                             104                $28,303,401              3.22        $272,148.08       5.9
                             ----------------------------------------------------------------------------------------------------
>50 =<55                                          54                 16,363,861              1.86         303,034.46      5.77
                             ----------------------------------------------------------------------------------------------------
>55 =<60                                          89                 31,090,192              3.54         349,327.99      5.82
                             ----------------------------------------------------------------------------------------------------
>60 =<65                                         127                 57,686,704              6.57         454,226.02      5.89
                             ----------------------------------------------------------------------------------------------------
>65 =<70                                         163                 58,556,991              6.67         359,245.34      5.91
                             ----------------------------------------------------------------------------------------------------
>70 =<75                                         245                 94,983,302             10.82         387,686.95      5.95
                             ----------------------------------------------------------------------------------------------------
>75 =<80                                       1,860                532,731,808             60.66         286,414.95       5.9
                             ----------------------------------------------------------------------------------------------------
>80 =<85                                          29                  5,687,822              0.65         196,131.78      6.09
                             ----------------------------------------------------------------------------------------------------
>85 =<90                                         186                 38,932,057              4.43         209,312.14      6.27
                             ----------------------------------------------------------------------------------------------------
>90 =<95                                          65                 12,361,058              1.41         190,170.13      6.28
                             ----------------------------------------------------------------------------------------------------
>95 <100                                           8                  1,498,733              0.17         187,341.64      5.71
                             ----------------------------------------------------------------------------------------------------
=>100                                                                                       0.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
---------------------------------------------------------------------------------------------------------------------------------

                 LTV   Mean:                   76.48            CLTV:                        84.9  Standard Deviation:
                             ------------------------                           ------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                             LTV BUCKET
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         Weighted Average Collateral Characteristics
              ---------------------------------------------------------------------------------------------------------------
LTV           FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only      MI%
-----------------------------------------------------------------------------------------------------------------------------
=<50              714   41.15      37.89       81.2        77.9                56.28        33.55          84.66           0
              ---------------------------------------------------------------------------------------------------------------
>50 =<55          720   52.59      36.07      76.07       79.44                66.02        27.68          87.81           0
              ---------------------------------------------------------------------------------------------------------------
>55 =<60          704   57.81      35.12      80.48       79.31                 66.2        33.12          87.39           0
              ---------------------------------------------------------------------------------------------------------------
>60 =<65          707   64.01      34.62      61.27        68.6                58.34        19.12          87.92           0
              ---------------------------------------------------------------------------------------------------------------
>65 =<70          696   69.01      35.79      77.34       79.68                49.17        32.87          89.45           0
              ---------------------------------------------------------------------------------------------------------------
>70 =<75          710   74.09      36.92      83.59       85.44                39.81        43.68          91.12           0
              ---------------------------------------------------------------------------------------------------------------
>75 =<80          719   79.76      37.68      86.88       82.43                12.67        46.44          92.31           0
              ---------------------------------------------------------------------------------------------------------------
>80 =<85          696   84.55      41.82      78.74       87.41                40.77        50.87          78.75         100
              ---------------------------------------------------------------------------------------------------------------
>85 =<90          708    89.7      37.46      52.89        79.8                10.86         51.1          88.02         100
              ---------------------------------------------------------------------------------------------------------------
>90 =<95          700   94.65      39.52      91.38       79.23                  9.7        50.85          88.95         100
              ---------------------------------------------------------------------------------------------------------------
>95 <100          659   98.75      38.09        100       89.11                    0          100              0         100
              ---------------------------------------------------------------------------------------------------------------
=>100
-----------------------------------------------------------------------------------------------------------------------------
TOTAL             714   75.58      37.28      82.12       81.23                25.37        42.59          90.71        6.66
-----------------------------------------------------------------------------------------------------------------------------

                10.48         LTV =80:                            % Silent Seconds:                        54.03
                                   -----------                                                   ---------------

-------------------------------------------------------------------------------------------------------------------------------
                                                             DTI BUCKET
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  -----------
                                                          Deal Size                                    Balance
                             --------------------------------------------------------------------------------------------------
DTI                          # Loans                                    Balance                 %                       WAC
-------------------------------------------------------------------------------------------------------------------------------
=<20                                             496               $146,596,689             16.69        $295,557.84      6.07
                             --------------------------------------------------------------------------------------------------
>20 =<25                                         116                 32,919,155              3.75         283,785.82       5.9
                             --------------------------------------------------------------------------------------------------
>25 =<30                                         229                 64,607,118              7.36         282,127.15      5.84
                             --------------------------------------------------------------------------------------------------
>30 =<35                                         420                127,993,443             14.57         304,746.29      5.93
                             --------------------------------------------------------------------------------------------------
>35 =<40                                         689                212,655,616             24.22         308,643.86      5.83
                             --------------------------------------------------------------------------------------------------
>40 =<45                                         658                200,831,850             22.87         305,215.58      5.91
                             --------------------------------------------------------------------------------------------------
>45 =<50                                         244                 68,675,362              7.82         281,456.40      5.99
                             --------------------------------------------------------------------------------------------------
>50 =<55                                          74                 22,809,197               2.6         308,232.39      5.88
                             --------------------------------------------------------------------------------------------------
>55 =<60                                           4                  1,107,500              0.13         276,875.00      6.13
                             --------------------------------------------------------------------------------------------------
>60                                                                                         0.00%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
-------------------------------------------------------------------------------------------------------------------------------

                 DTI   Mean:                   31.98                                               Standard Deviation:
                             ------------------------


----------------------------------------------------------------------------------------------------------------------
                                                             DTI BUCKET
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              Weighted Average Collateral Characteristics
                 -----------------------------------------------------------------------------------------------------
DTI                FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
----------------------------------------------------------------------------------------------------------------------
=<20                   713   69.82      16.13      78.78       81.59                38.35        11.39          81.47
                 -----------------------------------------------------------------------------------------------------
>20 =<25               718   73.74      22.94      78.31       84.36                30.57        52.97          92.22
                 -----------------------------------------------------------------------------------------------------
>25 =<30               721   75.56      27.86      77.16       75.13                26.61        46.74          92.24
                 -----------------------------------------------------------------------------------------------------
>30 =<35               722   76.91      32.71      75.37        80.1                26.27        40.33          93.55
                 -----------------------------------------------------------------------------------------------------
>35 =<40               717   77.35       37.6      86.21       80.85                19.83        41.11          93.89
                 -----------------------------------------------------------------------------------------------------
>40 =<45               711    77.2      42.52      86.77       83.13                20.66        51.81          91.63
                 -----------------------------------------------------------------------------------------------------
>45 =<50               700      76      47.35      82.08        80.8                20.73         69.9           90.9
                 -----------------------------------------------------------------------------------------------------
>50 =<55               696   76.27      52.13      83.05       85.43                29.34        76.78          88.99
                 -----------------------------------------------------------------------------------------------------
>55 =<60               650   68.48       56.6      60.68         100                  100          100            100
                 -----------------------------------------------------------------------------------------------------
>60
----------------------------------------------------------------------------------------------------------------------
TOTAL                  714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
----------------------------------------------------------------------------------------------------------------------

                             14.82
                 ----------

--------------------------------------------------------------------------------------------------------------------------------
                                                           PURPOSE BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  ------------
                                                          Deal Size                                    Balance
                             ---------------------------------------------------------------------------------------------------
Purpose                      # Loans                                    Balance                 %                       WAC
--------------------------------------------------------------------------------------------------------------------------------
Purchase                                       1,933               $567,884,283             64.66        $293,783.90      5.91
                             ---------------------------------------------------------------------------------------------------
Refi (Cash out)                                  668                222,794,161             25.37         333,524.19      5.97
                             ---------------------------------------------------------------------------------------------------
Refi (no Cash)                                                                              0.00%
                             ---------------------------------------------------------------------------------------------------
Refi (Rate Term)                                 329                 87,517,485              9.97         266,010.59      5.85
                             ---------------------------------------------------------------------------------------------------
Consolidation                                                                               0.00%
                             ---------------------------------------------------------------------------------------------------
Other                                                                                       0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                           PURPOSE BUCKET
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 Weighted Average Collateral Characteristics
                      ---------------------------------------------------------------------------------------------------
Purpose               FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
-------------------------------------------------------------------------------------------------------------------------
Purchase                  722   78.55      37.31      80.13       78.92                    0        44.77          91.59
                      ---------------------------------------------------------------------------------------------------
Refi (Cash out)           700   69.01      36.59      84.41       85.47                  100         34.1          89.12
                      ---------------------------------------------------------------------------------------------------
Refi (no Cash)
                      ---------------------------------------------------------------------------------------------------
Refi (Rate Term)          700   73.05      38.59      89.21       85.48                    0        50.11          89.08
                      ---------------------------------------------------------------------------------------------------
Consolidation
                      ---------------------------------------------------------------------------------------------------
Other
-------------------------------------------------------------------------------------------------------------------------
TOTAL                     714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                          OCCUPANCY BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  ------------
                                                          Deal Size                                    Balance
                             ---------------------------------------------------------------------------------------------------
Occ Type                     # Loans                                    Balance                 %                       WAC
--------------------------------------------------------------------------------------------------------------------------------
Primary (OOC)                                  2,331               $721,170,097             82.12        $309,382.28      5.87
                             ---------------------------------------------------------------------------------------------------
Investment                                       469                117,617,152             13.39         250,782.84      6.18
                             ---------------------------------------------------------------------------------------------------
2nd / Vacation                                   130                 39,408,680              4.49         303,143.69      6.04
                             ---------------------------------------------------------------------------------------------------
Rental                                                                                      0.00%
                             ---------------------------------------------------------------------------------------------------
Other                                                                                       0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                          OCCUPANCY BUCKET
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   Weighted Average Collateral Characteristics
                        ---------------------------------------------------------------------------------------------------
Occ Type                FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
---------------------------------------------------------------------------------------------------------------------------
Primary (OOC)               711    75.8      37.77        100       84.94                26.08        43.56           91.5
                        ---------------------------------------------------------------------------------------------------
Investment                  728   74.09      35.51          0       60.64                25.62        36.33          86.96
                        ---------------------------------------------------------------------------------------------------
2nd / Vacation              719   76.11      33.67          0       74.91                11.66         43.6          87.55
                        ---------------------------------------------------------------------------------------------------
Rental
                        ---------------------------------------------------------------------------------------------------
Other
---------------------------------------------------------------------------------------------------------------------------
TOTAL                       714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        DOCUMENTATION BUCKET
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  -------------
                                                          Deal Size                                    Balance
                             ----------------------------------------------------------------------------------------------------
Doc Type                     # Loans                                    Balance                 %                       WAC
---------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                                   1,363                374,055,054             42.59         274,435.11      5.84
---------------------------------------------------------------------------------------------------------------------------------
STATED                                         1,172               $384,940,811             43.83        $328,447.79      5.94
---------------------------------------------------------------------------------------------------------------------------------
NO DOC/NINA/NO RATIO                             395                119,200,064             13.57         301,772.31      6.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                        DOCUMENTATION BUCKET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        Weighted Average Collateral Characteristics
                            ----------------------------------------------------------------------------------------------------
Doc Type                     FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
--------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                     708   77.08      38.19      83.98       81.54                20.31          100          93.89
--------------------------------------------------------------------------------------------------------------------------------
STATED                           719   76.13      36.44      79.57        80.2                25.42            0          90.96
--------------------------------------------------------------------------------------------------------------------------------
NO DOC/NINA/NO RATIO             714   69.12      13.21      84.49       83.63                41.07            0          79.95
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                            714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          PROPERTY BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  ------------
                                                          Deal Size                                    Balance
                             ---------------------------------------------------------------------------------------------------
Property Type                # Loans                                    Balance                 %                       WAC
--------------------------------------------------------------------------------------------------------------------------------
Single Family                                  1,802               $539,718,219             61.46        $299,510.67      5.92
                             ---------------------------------------------------------------------------------------------------
PUD                                              563                173,683,303             19.78         308,496.10      5.85
                             ---------------------------------------------------------------------------------------------------
2-4 Unit                                         166                 62,002,407              7.06         373,508.47      6.09
                             ---------------------------------------------------------------------------------------------------
Townhouse                                          2                    272,115              0.03         136,057.44       6.5
                             ---------------------------------------------------------------------------------------------------
Condo                                            389                101,319,404             11.54         260,461.19      5.95
                             ---------------------------------------------------------------------------------------------------
MH                                                                                          0.00%
                             ---------------------------------------------------------------------------------------------------
Other                                              8                  1,200,481              0.14         150,060.14      5.32
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                          PROPERTY BUCKET
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       Weighted Average Collateral Characteristics
                            ---------------------------------------------------------------------------------------------------
Property Type               FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
-------------------------------------------------------------------------------------------------------------------------------
Single Family                   712   75.27      37.47      86.15         100                29.37        40.65           90.2
                            ---------------------------------------------------------------------------------------------------
PUD                             713   77.34      37.37      84.99         100                18.38        49.29          94.28
                            ---------------------------------------------------------------------------------------------------
2-4 Unit                        721   72.44      35.71      48.14           0                33.93        32.51          81.91
                            ---------------------------------------------------------------------------------------------------
Townhouse                       655   64.57      36.35          0           0                77.17            0          77.17
                            ---------------------------------------------------------------------------------------------------
Condo                           720   76.11       37.1      76.55           0                10.49        47.08          93.71
                            ---------------------------------------------------------------------------------------------------
MH
                            ---------------------------------------------------------------------------------------------------
Other                           744    81.1      34.35        100           0                40.99          100          11.25
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                           714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL BUCKET
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  -------------
                                                          Deal Size                                    Balance
                             ----------------------------------------------------------------------------------------------------
UPB                          # Loans                                    Balance                 %                       WAC
---------------------------------------------------------------------------------------------------------------------------------
=<50                                              10                   $430,185              0.05         $43,018.53      6.71
                             ----------------------------------------------------------------------------------------------------
>50 =<100                                        150                 12,328,172               1.4          82,187.81      6.06
                             ----------------------------------------------------------------------------------------------------
>100 =<125                                       193                 21,977,343               2.5         113,872.24         6
                             ----------------------------------------------------------------------------------------------------
>125 =<150                                       249                 34,437,457              3.92         138,303.04      6.01
                             ----------------------------------------------------------------------------------------------------
>150 =<200                                       470                 83,496,056              9.51         177,651.18      5.92
                             ----------------------------------------------------------------------------------------------------
>200 =<250                                       359                 81,027,224              9.23         225,702.57      5.87
                             ----------------------------------------------------------------------------------------------------
>250 =<300                                       356                 97,577,756             11.11         274,094.82      5.86
                             ----------------------------------------------------------------------------------------------------
>300 =<350                                       304                 98,828,809             11.25         325,094.77      5.84
                             ----------------------------------------------------------------------------------------------------
>350 =<400                                       231                 86,286,881              9.83         373,536.28      5.86
                             ----------------------------------------------------------------------------------------------------
>400 =<450                                       153                 65,724,565              7.48         429,572.32      5.98
                             ----------------------------------------------------------------------------------------------------
>450 =<500                                       137                 65,389,832              7.45         477,298.04      5.91
                             ----------------------------------------------------------------------------------------------------
>500 =<600                                       139                 76,256,961              8.68         548,611.23      5.98
                             ----------------------------------------------------------------------------------------------------
>600 =<700                                        73                 47,185,270              5.37         646,373.56      5.94
                             ----------------------------------------------------------------------------------------------------
>700 =<800                                        30                 22,198,369              2.53         739,945.63      5.86
                             ----------------------------------------------------------------------------------------------------
>800 =<900                                        25                 21,532,946              2.45         861,317.83      5.99
                             ----------------------------------------------------------------------------------------------------
>900 =<1000                                       24                 23,376,696              2.66         974,029.01      5.88
                             ----------------------------------------------------------------------------------------------------
=>1000                                            27                 40,141,408              4.57       1,486,718.81      6.13
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL BUCKET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        Weighted Average Collateral Characteristics
                             ---------------------------------------------------------------------------------------------------
UPB                          FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
--------------------------------------------------------------------------------------------------------------------------------
=<50                             715   80.09      39.94      11.62       78.77                23.25            0           56.6
                             ---------------------------------------------------------------------------------------------------
>50 =<100                        713   72.93      35.77      56.18       73.69                18.37        44.18          75.35
                             ---------------------------------------------------------------------------------------------------
>100 =<125                       706      79      35.45       75.2       78.02                16.61        54.24          86.08
                             ---------------------------------------------------------------------------------------------------
>125 =<150                       710   78.28      35.44      71.99       77.77                17.95        60.97          90.51
                             ---------------------------------------------------------------------------------------------------
>150 =<200                       709   76.22      37.12      82.45       82.65                22.62        52.74          88.93
                             ---------------------------------------------------------------------------------------------------
>200 =<250                       713   77.53      37.66      78.77       83.17                20.95        48.73          91.53
                             ---------------------------------------------------------------------------------------------------
>250 =<300                       710   77.25      37.71      84.16       83.15                 22.3        48.36          90.01
                             ---------------------------------------------------------------------------------------------------
>300 =<350                       714   76.47      38.29       78.6       80.21                22.84        43.27           90.2
                             ---------------------------------------------------------------------------------------------------
>350 =<400                       719   75.88      37.63       85.3       77.81                27.06         40.9          90.05
                             ---------------------------------------------------------------------------------------------------
>400 =<450                       711    76.5      37.86      90.21       81.83                26.37        39.72          92.16
                             ---------------------------------------------------------------------------------------------------
>450 =<500                       722   76.67      37.84       80.9       80.87                29.28        34.97          92.67
                             ---------------------------------------------------------------------------------------------------
>500 =<600                       717   75.92      37.13      84.03       80.51                26.73        37.87          93.49
                             ---------------------------------------------------------------------------------------------------
>600 =<700                       719   72.91      37.65      90.53        86.3                 23.6        31.55           91.9
                             ---------------------------------------------------------------------------------------------------
>700 =<800                       721   73.06       36.3      93.48       86.61                23.57        39.74           86.8
                             ---------------------------------------------------------------------------------------------------
>800 =<900                       723   73.99      35.66      75.99       76.18                28.41        35.55          87.87
                             ---------------------------------------------------------------------------------------------------
>900 =<1000                      722   70.92      37.54       87.3       75.09                33.61        37.51          96.06
                             ---------------------------------------------------------------------------------------------------
=>1000                           699   64.22       34.7      75.48       85.01                49.44        22.26           93.3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                            714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
--------------------------------------------------------------------------------------------------------------------------------
* In $1,000

                             Min                     25,454                     Max               3,000,000
                                                     ---------------------------                  -------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    State Concentration Bucket *
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  -------------
                                                          Deal Size                                    Balance
                             ----------------------------------------------------------------------------------------------------
State*                       # Loans                                    Balance                 %                       WAC
---------------------------------------------------------------------------------------------------------------------------------
CA                                             1,107               $436,419,515              49.7        $394,236.24      5.91
---------------------------------------------------------------------------------------------------------------------------------
FL                                               253                 64,904,132              7.39         256,538.07      6.12
---------------------------------------------------------------------------------------------------------------------------------
AZ                                               165                 37,058,576              4.22         224,597.43      5.97
---------------------------------------------------------------------------------------------------------------------------------
MA                                                90                 31,279,254              3.56         347,547.27      5.99
---------------------------------------------------------------------------------------------------------------------------------
NV                                               107                 29,169,402              3.32         272,611.23      5.66
---------------------------------------------------------------------------------------------------------------------------------
CO                                               125                 27,098,626              3.09         216,789.01      5.76
---------------------------------------------------------------------------------------------------------------------------------
VA                                                76                 24,171,786              2.75         318,049.82      5.97
---------------------------------------------------------------------------------------------------------------------------------
NJ                                                64                 20,337,211              2.32         317,768.91      6.01
---------------------------------------------------------------------------------------------------------------------------------
WA                                                91                 20,021,464              2.28         220,016.09      5.86
---------------------------------------------------------------------------------------------------------------------------------
NY                                                41                 17,498,928              1.99         426,803.11      5.83
---------------------------------------------------------------------------------------------------------------------------------
MD                                                61                 17,429,694              1.98         285,732.69      5.85
---------------------------------------------------------------------------------------------------------------------------------
IL                                                81                 16,622,384              1.89         205,214.62      6.02
---------------------------------------------------------------------------------------------------------------------------------
GA                                                63                 12,213,468              1.39         193,864.58      5.68
---------------------------------------------------------------------------------------------------------------------------------
MN                                                51                 11,941,576              1.36         234,148.54      5.87
---------------------------------------------------------------------------------------------------------------------------------
OH                                                71                 11,443,358               1.3         161,174.06      5.85
---------------------------------------------------------------------------------------------------------------------------------
Other                                            484                100,586,556             11.45         207,823.46      5.98
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    State Concentration Bucket *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         Weighted Average Collateral Characteristics
                             ----------------------------------------------------------------------------------------------------
State*                        FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
---------------------------------------------------------------------------------------------------------------------------------
CA                                717   74.93      37.82      87.32       80.96                26.48        34.09          93.88
---------------------------------------------------------------------------------------------------------------------------------
FL                                708   75.19      36.17      58.23       72.23                19.57        52.24          86.38
---------------------------------------------------------------------------------------------------------------------------------
AZ                                715   76.64      35.86      76.63       95.55                22.26        49.76          94.85
---------------------------------------------------------------------------------------------------------------------------------
MA                                713   71.14      38.14      71.44       53.75                40.43        26.93          69.04
---------------------------------------------------------------------------------------------------------------------------------
NV                                706   78.82      37.46      82.48       95.23                 11.6        58.36          98.71
---------------------------------------------------------------------------------------------------------------------------------
CO                                713   78.14      36.76      79.58       85.42                14.91        64.73          92.73
---------------------------------------------------------------------------------------------------------------------------------
VA                                715   76.57      35.87      80.49       89.64                22.66        54.02          92.14
---------------------------------------------------------------------------------------------------------------------------------
NJ                                714   69.14      38.05      78.94       75.73                42.96        44.23          80.82
---------------------------------------------------------------------------------------------------------------------------------
WA                                712   78.28      37.38      92.64       95.38                24.06        52.04          90.36
---------------------------------------------------------------------------------------------------------------------------------
NY                                706   73.41      38.45      87.36       68.18                33.62        23.19          88.85
---------------------------------------------------------------------------------------------------------------------------------
MD                                700   79.14      37.56      91.42       92.06                38.55        71.03          85.15
---------------------------------------------------------------------------------------------------------------------------------
IL                                712   76.78      36.07      79.51        78.4                18.53        43.39          74.42
---------------------------------------------------------------------------------------------------------------------------------
GA                                697   76.55      36.43      83.97       94.62                15.04        75.37          95.67
---------------------------------------------------------------------------------------------------------------------------------
MN                                713   77.92      39.06      82.02       86.52                26.72        39.17          88.84
---------------------------------------------------------------------------------------------------------------------------------
OH                                717   80.78      36.54      89.33       87.16                19.88        49.14           93.1
---------------------------------------------------------------------------------------------------------------------------------
Other                             712   77.14      36.13       76.7       80.55                24.05        54.02          87.18
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                             714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
---------------------------------------------------------------------------------------------------------------------------------
* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*Separate California into North and South if possible.
---------------------------------------------------------------------------------------------------------------------------------
                                                    State Concentration Bucket *
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
                             ---------------------------------------------------------------------                  -------------
                                                          Deal Size                                    Balance
                             ----------------------------------------------------------------------------------------------------
California Breakdown         # Loans                                    Balance                 %                       WAC
---------------------------------------------------------------------------------------------------------------------------------
CA North                                         480               $190,265,432              43.6        $396,386.32      5.89
                             ----------------------------------------------------------------------------------------------------
CA South                                         627                246,154,083              56.4         392,590.24      5.92
---------------------------------------------------------------------------------------------------------------------------------
                                               1,107               $436,419,515               100        $394,236.24      5.91
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                    State Concentration Bucket *
--------------------------------------------------------------------------------------------------------------------------------

                             ---------------------------------------------------------------------------------------------------
                                                        Weighted Average Collateral Characteristics
                             ---------------------------------------------------------------------------------------------------
California Breakdown         FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
--------------------------------------------------------------------------------------------------------------------------------
CA North                         725   74.79      37.93      87.46       86.38                25.69        33.14          93.52
                             ---------------------------------------------------------------------------------------------------
CA South                         711   75.04      37.74      87.22       76.77                27.09        34.82          94.16
--------------------------------------------------------------------------------------------------------------------------------
                                 717   74.93      37.82      87.32       80.96                26.48        34.09          93.88
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                       FIXED / FLOATING (ii)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  ------------
                                                          Deal Size                                    Balance
--------------------------------------------------------------------------------------------------------------------------------
Type                         # Loans                                    Balance                 %                       WAC
--------------------------------------------------------------------------------------------------------------------------------
1 MONTH ARM                                      123                $37,540,811              4.27        $305,209.85      5.56
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM                                       124                 41,035,589              4.67         330,932.17      5.58
--------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM                                       101                 33,197,959              3.78         328,692.66      6.03
--------------------------------------------------------------------------------------------------------------------------------
3 YEAR ARM                                       303                103,507,028             11.79         341,607.35      6.02
--------------------------------------------------------------------------------------------------------------------------------
5 YEAR ARM                                     2,070                585,936,020             66.72         283,060.88      5.97
--------------------------------------------------------------------------------------------------------------------------------
6 MONTH ARM                                      183                 70,195,223              7.99         383,580.46       5.7
--------------------------------------------------------------------------------------------------------------------------------
7 YEAR ARM                                        26                  6,783,299              0.77         260,896.10      5.92
--------------------------------------------------------------------------------------------------------------------------------
Total:                                         2,930               $878,195,929               100        $299,725.57      5.92
--------------------------------------------------------------------------------------------------------------------------------
Other                                                                                       0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          5,860              1,756,391,858
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                       FIXED / FLOATING (ii)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       Weighted Average Collateral Characteristics
-------------------------------------------------------------------------------------------------------------------------------
Type                        FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
-------------------------------------------------------------------------------------------------------------------------------
1 MONTH ARM                     725   77.99      33.87      75.58       81.59                17.29        16.02            100
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM                      726   79.43      36.53      98.73       87.68                 8.02         6.19          96.08
-------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM                      694   74.06      37.36      78.41       81.01                26.01        18.42          49.56
-------------------------------------------------------------------------------------------------------------------------------
3 YEAR ARM                      719   76.05      37.71      86.46       83.47                31.88        20.84          92.86
-------------------------------------------------------------------------------------------------------------------------------
5 YEAR ARM                      712   75.03       37.7      82.53       81.03                27.57        54.82           92.2
-------------------------------------------------------------------------------------------------------------------------------
6 MONTH ARM                     722   76.43      35.97      67.92       75.97                10.84        14.88          87.16
-------------------------------------------------------------------------------------------------------------------------------
7 YEAR ARM                      723   78.63      32.87      81.58       79.47                33.14        90.63           83.6
-------------------------------------------------------------------------------------------------------------------------------
Total:                          714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
-------------------------------------------------------------------------------------------------------------------------------
Other
-------------------------------------------------------------------------------------------------------------------------------
TOTAL
-------------------------------------------------------------------------------------------------------------------------------
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

--------------------------------------------------------------------------------------------------------------------------------
                                                            LIEN BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  ------------
                                                          Deal Size                                    Balance
--------------------------------------------------------------------------------------------------------------------------------
Type                         # Loans                                    Balance                 %                       WAC
--------------------------------------------------------------------------------------------------------------------------------
First                                          2,930               $878,195,929               100        $299,725.57      5.92
                             ---------------------------------------------------------------------------------------------------
Second                                                                                      0.00%
                             ---------------------------------------------------------------------------------------------------
Third                                                                                       0.00%
                             ---------------------------------------------------------------------------------------------------
Other                                                                                       0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                            LIEN BUCKET
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       Weighted Average Collateral Characteristics
-------------------------------------------------------------------------------------------------------------------------------
Type                        FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
-------------------------------------------------------------------------------------------------------------------------------
First                           714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
                            ---------------------------------------------------------------------------------------------------
Second
                            ---------------------------------------------------------------------------------------------------
Third
                            ---------------------------------------------------------------------------------------------------
Other
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                           714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         PREPAYMENT BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  ------------
                                                          Deal Size                                    Balance
--------------------------------------------------------------------------------------------------------------------------------
Type                         # Loans                                    Balance                 %                       WAC
--------------------------------------------------------------------------------------------------------------------------------
0                                              2,302               $697,106,143             79.38        $302,826.30      5.92
--------------------------------------------------------------------------------------------------------------------------------
4                                                  1                    577,500              0.07         577,500.00      6.88
--------------------------------------------------------------------------------------------------------------------------------
6                                                 21                  8,883,939              1.01         423,044.73       6.2
--------------------------------------------------------------------------------------------------------------------------------
7                                                  1                    746,963              0.09         746,962.92         5
--------------------------------------------------------------------------------------------------------------------------------
12                                               191                 55,891,651              6.36         292,626.45      5.96
--------------------------------------------------------------------------------------------------------------------------------
24                                                45                 13,691,689              1.56         304,259.75      6.22
--------------------------------------------------------------------------------------------------------------------------------
36                                               303                 85,700,902              9.76         282,841.26      5.84
--------------------------------------------------------------------------------------------------------------------------------
42                                                 1                  1,000,000              0.11       1,000,000.00      4.88
--------------------------------------------------------------------------------------------------------------------------------
60                                                65                 14,597,142              1.66         224,571.42      6.05
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                         PREPAYMENT BUCKET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        Weighted Average Collateral Characteristics
--------------------------------------------------------------------------------------------------------------------------------
Type                         FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
--------------------------------------------------------------------------------------------------------------------------------
0                                715   75.26      37.46      82.83       81.51                27.01        41.23          90.72
--------------------------------------------------------------------------------------------------------------------------------
4                                699      75      33.46          0         100                    0            0            100
--------------------------------------------------------------------------------------------------------------------------------
6                                694   69.48      36.36      77.07       93.07                 30.9            0          63.61
--------------------------------------------------------------------------------------------------------------------------------
7                                779      80      36.19        100         100                    0            0            100
--------------------------------------------------------------------------------------------------------------------------------
12                               712   76.89         37      81.36        71.6                11.93        68.19          90.42
--------------------------------------------------------------------------------------------------------------------------------
24                               688   77.84       39.8      82.31       79.13                11.64         8.26          79.73
--------------------------------------------------------------------------------------------------------------------------------
36                               711   77.08      36.08      78.52       84.47                24.62        41.84          94.77
--------------------------------------------------------------------------------------------------------------------------------
42                               774    67.8      31.92        100         100                  100            0            100
--------------------------------------------------------------------------------------------------------------------------------
60                               719   79.14      37.03      76.21       77.76                 9.44        79.19          93.04
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                            714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            INDEX BUCKET
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  -------------
                                                          Deal Size                                    Balance
---------------------------------------------------------------------------------------------------------------------------------
Type                         # Loans                                    Balance                 %                       WAC
---------------------------------------------------------------------------------------------------------------------------------
1 MONTH LIBOR                                    123                $37,540,811              4.27        $305,209.85      5.56
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR CMT                                         8                  2,524,861              0.29         315,607.57      5.68
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR LIBOR                                   2,010                571,871,694             65.12         284,513.28      5.92
---------------------------------------------------------------------------------------------------------------------------------
6 MONTH LIBOR                                    789                266,258,563             30.32         337,463.33      5.97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            0.00%
                             ----------------------------------------------------------------------------------------------------
                                                                                            0.00%
                             ----------------------------------------------------------------------------------------------------
Other                                                                                       0.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,930               $878,195,929               100        $299,725.57      5.92
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                            INDEX BUCKET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        Weighted Average Collateral Characteristics
--------------------------------------------------------------------------------------------------------------------------------
Type                         FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
--------------------------------------------------------------------------------------------------------------------------------
1 MONTH LIBOR                    725   77.99      33.87      75.58       81.59                17.29        16.02            100
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR CMT                       716   67.03      36.03        100         100                 37.2         44.1          52.48
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR LIBOR                     712   75.85      37.48       84.3       81.47                25.84        54.98           93.5
--------------------------------------------------------------------------------------------------------------------------------
6 MONTH LIBOR                    716   74.75      37.42      78.18       80.49                25.39        19.73          83.78
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                             ---------------------------------------------------------------------------------------------------

                             ---------------------------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                            714   75.58      37.28      82.12       81.23                25.37        42.59          90.71
--------------------------------------------------------------------------------------------------------------------------------
List all reset rates

--------------------------------------------------------------------------------------------------------------------------------
                                                        IO ONLY FICO BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  ------------
                                                          Deal Size                                    Balance
--------------------------------------------------------------------------------------------------------------------------------
Type                         # Loans                                    Balance                 %                       WAC
--------------------------------------------------------------------------------------------------------------------------------
NA                                                 2                   $158,100              0.02         $79,050.00      6.36
                             ---------------------------------------------------------------------------------------------------
=<500                                                                                       0.00%
                             ---------------------------------------------------------------------------------------------------
>500 =<520                                                                                  0.00%
                             ---------------------------------------------------------------------------------------------------
>520 =<540                                                                                  0.00%
                             ---------------------------------------------------------------------------------------------------
>540 =<560                                                                                  0.00%
                             ---------------------------------------------------------------------------------------------------
>560 =<580                                                                                  0.00%
                             ---------------------------------------------------------------------------------------------------
>580 =<600                                         1                    650,000              0.08         650,000.00      6.25
                             ---------------------------------------------------------------------------------------------------
>600 =<620                                        11                  3,242,199              0.41         294,745.39      6.08
                             ---------------------------------------------------------------------------------------------------
>620 =<640                                        93                 25,948,097              3.26         279,011.80      5.92
                             ---------------------------------------------------------------------------------------------------
>640 =<660                                       209                 55,628,290              6.98         266,164.07      6.08
                             ---------------------------------------------------------------------------------------------------
>660 =<680                                       382                116,027,867             14.56         303,737.87         6
                             ---------------------------------------------------------------------------------------------------
>680 =<700                                       380                121,046,135             15.19         318,542.46      5.98
                             ---------------------------------------------------------------------------------------------------
>700 =<750                                       895                273,095,392             34.28         305,134.52      5.87
                             ---------------------------------------------------------------------------------------------------
>750                                             644                200,845,095             25.21         311,871.27      5.84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,617               $796,641,177               100        $304,410.08      5.92
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                        IO ONLY FICO BUCKET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        Weighted Average Collateral Characteristics
--------------------------------------------------------------------------------------------------------------------------------
Type                         FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
--------------------------------------------------------------------------------------------------------------------------------
NA                                 0   62.08       7.69      65.21         100                    0          100            100
                             ---------------------------------------------------------------------------------------------------
=<500
                             ---------------------------------------------------------------------------------------------------
>500 =<520
                             ---------------------------------------------------------------------------------------------------
>520 =<540
                             ---------------------------------------------------------------------------------------------------
>540 =<560
                             ---------------------------------------------------------------------------------------------------
>560 =<580
                             ---------------------------------------------------------------------------------------------------
>580 =<600                       592      65      26.73        100         100                  100          100            100
                             ---------------------------------------------------------------------------------------------------
>600 =<620                       617   73.37      41.62      90.18         100                26.83        65.44            100
                             ---------------------------------------------------------------------------------------------------
>620 =<640                       632   73.05       40.7      92.77       90.17                41.53        64.31            100
                             ---------------------------------------------------------------------------------------------------
>640 =<660                       652   76.57      37.89      90.09       83.41                 37.5        57.79            100
                             ---------------------------------------------------------------------------------------------------
>660 =<680                       670   74.62      38.54      92.17       88.44                36.73         50.8            100
                             ---------------------------------------------------------------------------------------------------
>680 =<700                       691   74.73      37.12      79.23       79.48                30.63        42.16            100
                             ---------------------------------------------------------------------------------------------------
>700 =<750                       723   76.41      36.91       82.2       81.32                19.14        41.19            100
                             ---------------------------------------------------------------------------------------------------
>750                             775   76.15      36.42      77.01       77.58                16.64        38.32            100
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                            715   75.71      37.24      82.83       81.66                24.92        44.08            100
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                      IO ONLY PRINCIPAL BUCKET
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WA Loan
--------------------------------------------------------------------------------------------------                  ------------
                                                          Deal Size                                    Balance
--------------------------------------------------------------------------------------------------------------------------------
UPB                          # Loans                                    Balance                 %                       WAC
--------------------------------------------------------------------------------------------------------------------------------
=<50                                               5                   $243,500              0.03         $48,700.00      6.67
                             ---------------------------------------------------------------------------------------------------
>50 =<100                                        112                  9,288,861              1.17          82,936.26      5.99
                             ---------------------------------------------------------------------------------------------------
>100 =<125                                       166                 18,918,191              2.37         113,965.00         6
                             ---------------------------------------------------------------------------------------------------
>125 =<150                                       225                 31,169,653              3.91         138,531.79      6.02
                             ---------------------------------------------------------------------------------------------------
>150 =<200                                       417                 74,252,227              9.32         178,062.89      5.91
                             ---------------------------------------------------------------------------------------------------
>200 =<250                                       329                 74,166,278              9.31         225,429.42      5.87
                             ---------------------------------------------------------------------------------------------------
>250 =<300                                       320                 87,829,170             11.02         274,466.16      5.86
                             ---------------------------------------------------------------------------------------------------
>300 =<350                                       274                 89,146,240             11.19         325,351.24      5.83
                             ---------------------------------------------------------------------------------------------------
>350 =<400                                       208                 77,698,534              9.75         373,550.64      5.85
                             ---------------------------------------------------------------------------------------------------
>400 =<450                                       141                 60,574,101               7.6         429,603.55      5.99
                             ---------------------------------------------------------------------------------------------------
>450 =<500                                       127                 60,596,659              7.61         477,139.05      5.91
                             ---------------------------------------------------------------------------------------------------
>500 =<600                                       130                 71,294,299              8.95         548,417.68      5.97
                             ---------------------------------------------------------------------------------------------------
>600 =<700                                        67                 43,365,588              5.44         647,247.59      5.92
                             ---------------------------------------------------------------------------------------------------
>700 =<800                                        26                 19,268,278              2.42         741,087.62       5.9
                             ---------------------------------------------------------------------------------------------------
>800 =<900                                        22                 18,922,050              2.38         860,093.18      5.99
                             ---------------------------------------------------------------------------------------------------
>900 =<1000                                       23                 22,454,585              2.82         976,286.30      5.88
                             ---------------------------------------------------------------------------------------------------
=>1000                                            25                 37,452,964               4.7       1,498,118.57      6.12
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          2,617               $796,641,177               100        $304,410.08      5.92
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                      IO ONLY PRINCIPAL BUCKET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        Weighted Average Collateral Characteristics
--------------------------------------------------------------------------------------------------------------------------------
UPB                          FICO     %LTV     % DTI     Primary     SF/PUD        Refi Cachout       Full Doc   Interest only
--------------------------------------------------------------------------------------------------------------------------------
=<50                             740   73.53      41.68      20.53       79.88                41.07            0            100
                             ---------------------------------------------------------------------------------------------------
>50 =<100                        718   72.28      35.43      58.88        74.2                15.84         51.2            100
                             ---------------------------------------------------------------------------------------------------
>100 =<125                       706   78.94      36.03      74.74       77.47                16.87        58.36            100
                             ---------------------------------------------------------------------------------------------------
>125 =<150                       713   78.42      35.28      70.81       78.02                14.11        62.17            100
                             ---------------------------------------------------------------------------------------------------
>150 =<200                       710   76.09      37.06      82.89       82.66                22.69        55.82            100
                             ---------------------------------------------------------------------------------------------------
>200 =<250                       714   77.63      37.55      79.58       83.71                18.98           52            100
                             ---------------------------------------------------------------------------------------------------
>250 =<300                       711   77.41      37.83      85.43       83.09                21.05        51.88            100
                             ---------------------------------------------------------------------------------------------------
>300 =<350                       715   76.61      38.46       79.2       81.39                22.37        46.17            100
                             ---------------------------------------------------------------------------------------------------
>350 =<400                       720   76.21      37.38      85.58        78.7                27.14        41.05            100
                             ---------------------------------------------------------------------------------------------------
>400 =<450                       713   76.65      37.57      90.12       81.69                 25.8        39.61            100
                             ---------------------------------------------------------------------------------------------------
>450 =<500                       724   77.13      37.61      80.94       81.77                27.65        33.82            100
                             ---------------------------------------------------------------------------------------------------
>500 =<600                       717   75.82      37.21       85.2       80.66                27.08        38.22            100
                             ---------------------------------------------------------------------------------------------------
>600 =<700                       719   72.44      37.29      91.17       88.06                24.27        29.86            100
                             ---------------------------------------------------------------------------------------------------
>700 =<800                       721   73.96      36.85        100       92.26                27.16         38.1            100
                             ---------------------------------------------------------------------------------------------------
>800 =<900                       726   73.39      35.59      72.68       72.89                32.33        40.46            100
                             ---------------------------------------------------------------------------------------------------
>900 =<1000                      724   71.37      37.54      86.78       74.07                30.89        39.05            100
                             ---------------------------------------------------------------------------------------------------
=>1000                           700   65.34      34.76      77.44       83.93                49.28        23.86            100
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                            715   75.71      37.24      82.83       81.66                24.92        44.08            100
--------------------------------------------------------------------------------------------------------------------------------
* In $1,000

       --------------------------------------------------------------------------------------------------------------------------
       Percentage of MI coverage based on FICO and LTV buckets.*                      Loan-to-Value (LTV)
       --------------------------------------------------------------------------------------------------------------------------
                                                                     =<55     >55 =<60  >60 =<65  >65 =<70 >70=<75     >75 =<80
                                                          -----------------------------------------------------------------------
                               NA
                               --------------------------------------------------------------------------------------------------
                               =<500                                0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                               >500 =<550                           0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                               >550 =<600                           0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                F              >600 =<625                           0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                I              >625 =<650                           0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                C              >650 =<675                           0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                O              >675 =<700                           0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                               >700 =<725                           0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                               >725 =<750                           0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                               >750 <800                            0.000        0.000     0.000     0.000   0.000        0.000
                               --------------------------------------------------------------------------------------------------
                               =>800
       --------------------------------------------------------------------------------------------------------------------------


       ------------------------------------------------------------------------------------------------------------------------
       Percentage of MI coverage based on FICO and LTV buckets.*                      Loan-to-Value (LTV)
       ------------------------------------------------------------------------------------------------------------------------
                                                                        >80 =<85    >85 =<90    >90 =<95     >95 <100    =>100
                                                          ---------------------------------------------------------------------
                               NA
                               ---------------------------------------------------------------------------------------
                               =<500                                       0.000       0.000       0.000        0.000
                               ---------------------------------------------------------------------------------------
                               >500 =<550                                  0.000       0.000       0.000        0.000
                               ---------------------------------------------------------------------------------------
                               >550 =<600                                  0.000       2.830       3.871        2.985
                               ---------------------------------------------------------------------------------------
                F              >600 =<625                                  0.000       2.389       3.177        4.077
                               ---------------------------------------------------------------------------------------
                I              >625 =<650                                  0.250       3.088       5.732        2.494
                               ---------------------------------------------------------------------------------------
                C              >650 =<675                                  0.219       0.279       4.540        0.815
                               ---------------------------------------------------------------------------------------
                O              >675 =<700                                  0.124       0.882       3.430        0.229
                               ---------------------------------------------------------------------------------------
                               >700 =<725                                  0.000       0.370       1.978        1.855
                               ---------------------------------------------------------------------------------------
                               >725 =<750                                  0.379       0.685       4.622        0.905
                               ---------------------------------------------------------------------------------------
                               >750 <800                                   0.000       0.000       3.586        2.360
                               ---------------------------------------------------------------------------------------
                               =>800
       ------------------------------------------------------------------------------------------------------------------------
         * This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets

Dealname: gsaa0509_2a3
Password: AXUK

Class 2A31 is the LCF super senior (90%), and 2A32 is the mezz (10%).

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Dynamic Credit Collateral Analysis                                                                              Original Balance
GSAA-05-09                                                                                                      $ 878,195,929.26

I. FICO and LTV
                                                  Row - %          Wtd Avg           Wtd Avg           Wtd Avg
       FICO Low         FICO High     LTV    Total Collateral  Curr. Bal./Loan        FICO               DTI
       --------         ---------     ---    ----------------  ---------------        ----               ---
                   500          524    > 65%
                   525          574    > 65%
                                             ---------------------------------------------------------------------------
                   575          599    > 65%            0.020%      $174,346.82               595             38.09
                                             ---------------------------------------------------------------------------
                   600          619    > 70%            0.124%       217,182.71           612.619            39.268
                                             ---------------------------------------------------------------------------
                   620          639    > 70%            2.093%       258,832.20           630.778            41.616
                                             ---------------------------------------------------------------------------
                   640          659    > 70%            5.313%       253,600.47           649.919            38.916
                                             ---------------------------------------------------------------------------
                   660          679    > 80%            1.385%       184,246.36           669.742            39.634
                                             ---------------------------------------------------------------------------
                   680          699    > 80%            0.777%       213,351.92           688.784             37.27
                                             ---------------------------------------------------------------------------
                   700          724    > 80%            0.898%       192,310.00           710.287            39.381
                                             ---------------------------------------------------------------------------
                   725          749    > 80%            0.645%       182,590.52           738.702            33.277
                                             ---------------------------------------------------------------------------
                   750 max             > 90%            0.273%       239,537.43           775.679             35.98
                                             ---------------------------------------------------------------------------


I. FICO and LTV
                       Wtd Avg           Wtd Avg
       FICO Low          LTV              GWAC             % SFD             % PUD         % Owner Occ       % Investor
       --------          ---              ----             -----             -----         -----------       ----------
                   500
                   525
                       --------------------------------------------------------------------------------------------------------
                   575           80              7.13              100                 0              100                 0
                       --------------------------------------------------------------------------------------------------------
                   600        82.85              5.94           61.691            38.309              100                 0
                       --------------------------------------------------------------------------------------------------------
                   620       81.139              6.11           78.318             20.46           97.076              1.49
                       --------------------------------------------------------------------------------------------------------
                   640       80.335              6.08           54.099            22.901           89.185             8.081
                       --------------------------------------------------------------------------------------------------------
                   660       89.937              6.23           59.278            25.166           73.678            16.207
                       --------------------------------------------------------------------------------------------------------
                   680       90.367              6.32           54.352            24.438           64.507            30.426
                       --------------------------------------------------------------------------------------------------------
                   700       89.745               6.3           66.823            14.614           45.959            32.484
                       --------------------------------------------------------------------------------------------------------
                   725       92.048              6.42           57.975            10.637           49.526            36.246
                       --------------------------------------------------------------------------------------------------------
                   750       94.697              5.82           27.819            46.625              100                 0
                       --------------------------------------------------------------------------------------------------------


I. FICO and LTV

       FICO Low         % 2+ family       % Full Doc        % Ltd Doc         % No Doc           % MI           % Int Only
       --------         -----------       ----------        ---------         --------           ----           ----------
                   500
                   525
                        ---------------------------------------------------------------------------------------------------------
                   575               0                0                 0                0                 0                0
                        ---------------------------------------------------------------------------------------------------------
                   600               0              100                 0                0            31.597           87.825
                        ---------------------------------------------------------------------------------------------------------
                   620               0           74.343                 0            6.881            18.269           81.382
                        ---------------------------------------------------------------------------------------------------------
                   640           9.237            62.89                 0            7.309            17.123           84.559
                        ---------------------------------------------------------------------------------------------------------
                   660           6.419           68.419                 0            7.609               100           82.382
                        ---------------------------------------------------------------------------------------------------------
                   680           7.079           33.801                 0           22.186               100           86.177
                        ---------------------------------------------------------------------------------------------------------
                   700           8.694           48.348                 0           20.447               100           88.308
                        ---------------------------------------------------------------------------------------------------------
                   725          22.932           30.642                 0           17.982               100           86.089
                        ---------------------------------------------------------------------------------------------------------
                   750               0           30.852                 0           35.243               100           87.595
                        ---------------------------------------------------------------------------------------------------------


I. FICO and LTV
                         % With
       FICO Low          Seconds
       --------          -------
                   500
                   525
                       --------------------------------
                   575              0      $174,346.82
                       --------------------------------
                   600         17.386     1,085,913.57
                       --------------------------------
                   620         44.214    18,377,085.91
                       --------------------------------
                   640         38.177    46,662,486.09
                       --------------------------------
                   660          1.494    12,160,259.76
                       --------------------------------
                   680              0     6,827,261.57
                       --------------------------------
                   700              0     7,884,709.89
                       --------------------------------
                   725           3.18     5,660,306.16
                       --------------------------------
                   750              0     2,395,374.28
                       --------------------------------

II. LTV and DTI
                                                    Row - %          Wtd Avg              Wtd Avg           Wtd Avg
         LTV Low           LTV High     DTI    Total Collateral  Curr. Bal./Loan           FICO               DTI
         -------           --------     ---    ----------------  ---------------           ----               ---
                70.00%       79.99%    > 50%            0.611%      $315,526.01           699.267             52.26
                                             ---------------------------------------------------------------------------
                80.00%       84.99%    > 50%            1.090%       308,858.46           694.995            52.553
                                             ---------------------------------------------------------------------------
                85.00%       89.99%    > 50%            0.085%       248,969.03            743.91             51.17
                                             ---------------------------------------------------------------------------
                90.00%       94.99%    > 50%            0.049%       143,516.66            674.59            52.509
                                             ---------------------------------------------------------------------------
                95.00%       99.99%    > 50%            0.128%       224,213.84           675.104            51.138
                                             ---------------------------------------------------------------------------
               100.00%      109.99%    > 50%
               110.00% max             > 50%


II. LTV and DTI
                            Wtd Avg           Wtd Avg
            LTV Low           LTV              GWAC             % SFD             % PUD         % Owner Occ       % Investor
            -------           ---              ----             -----             -----         -----------       ----------
                70.00%        73.56              5.87            43.73            43.817           84.025            15.975
                       --------------------------------------------------------------------------------------------------------
                80.00%       80.501              6.01           61.768            23.285           87.911            12.089
                       --------------------------------------------------------------------------------------------------------
                85.00%       87.174              5.59              100                 0              100                 0
                       --------------------------------------------------------------------------------------------------------
                90.00%        90.66              5.85           77.529            22.471           21.089            56.439
                       --------------------------------------------------------------------------------------------------------
                95.00%           95              5.74           56.538            31.354           87.892                 0
                       --------------------------------------------------------------------------------------------------------
               100.00%
               110.00%


II. LTV and DTI

            LTV Low         % 2+ family       % Full Doc        % Ltd Doc         % No Doc           % MI           % Int Only
            -------         -----------       ----------        ---------         --------           ----           ----------
                70.00%         12.454           93.295                 0                0                 0              100
                       ----------------------------------------------------------------------------------------------------------
                80.00%          9.917           78.327                 0                0            10.047           84.586
                       ----------------------------------------------------------------------------------------------------------
                85.00%              0           26.844                 0                0               100              100
                       ----------------------------------------------------------------------------------------------------------
                90.00%              0           43.561                 0                0               100              100
                       ----------------------------------------------------------------------------------------------------------
                95.00%              0           87.892                 0                0               100              100
                       ----------------------------------------------------------------------------------------------------------
               100.00%
               110.00%


II. LTV and DTI
                           % With
          LTV Low          Seconds
          -------          -------
                70.00%        38.854    $5,363,942.13
                        ------------------------------
                80.00%        49.113     9,574,612.35
                        ------------------------------
                85.00%             0       746,907.10
                        ------------------------------
                90.00%             0       430,549.98
                        ------------------------------
                95.00%             0     1,121,069.20
                        ------------------------------
               100.00%
               110.00%

III. DTI and FICO
                                                  Row - %          Wtd Avg           Wtd Avg           Wtd Avg
       DTI Low           DTI High     FICO   Total Collateral  Curr. Bal./Loan        FICO               DTI
       -------           --------     ----   ----------------  ---------------        ----               ---
                20.00%       29.99%    < 550
                                             ---------------------------------------------------------------------------
                30.00%       34.99%    < 600            0.022%      $193,577.89                 0             32.92
                                             ---------------------------------------------------------------------------
                35.00%       39.99%    < 675            4.124%       270,250.66           656.477            37.103
                                             ---------------------------------------------------------------------------
                40.00%       44.99%    < 675            5.165%       287,064.23           653.889            42.044
                                             ---------------------------------------------------------------------------
                45.00%       49.99%    < 700            5.082%       287,926.79           666.613            46.471
                                             ---------------------------------------------------------------------------
                50.00%       54.99%    < 750            2.418%       299,071.38           676.716            51.298
                                             ---------------------------------------------------------------------------
                   56% max             < 750            0.410%       327,350.00           684.117             55.27
                                             ---------------------------------------------------------------------------


III. DTI and FICO
                       Wtd Avg           Wtd Avg
       DTI Low           LTV              GWAC             % SFD             % PUD         % Owner Occ       % Investor
       -------           ---              ----             -----             -----         -----------       ----------
                20.00%
                       --------------------------------------------------------------------------------------------------------
                30.00%        67.24               6.5                0               100                0                 0
                       --------------------------------------------------------------------------------------------------------
                35.00%       74.755              5.96           77.012            15.476           90.891             8.475
                       --------------------------------------------------------------------------------------------------------
                40.00%       77.119              6.02           68.327            19.935           95.295             3.536
                       --------------------------------------------------------------------------------------------------------
                45.00%       74.749              6.03           62.765            19.438           87.698             7.482
                       --------------------------------------------------------------------------------------------------------
                50.00%       76.663              5.92           53.719            37.333           90.497             7.867
                       --------------------------------------------------------------------------------------------------------
                   56%       75.585              6.03           70.321            12.683           66.558            20.759
                       --------------------------------------------------------------------------------------------------------


III. DTI and FICO
                                                                                                        % With
       DTI Low              % 2+ family    % Full Doc   % Ltd Doc   % No Doc    % MI     % Int Only     Seconds
       -------              -----------    ----------   ---------   --------    ----     ----------     -------
                20.00%
                       -----------------------------------------------------------------------------------------------------------
                30.00%             0               0          0         0           0           0              0       $193,577.89
                       -----------------------------------------------------------------------------------------------------------
                35.00%         2.793          53.563          0         0      10.196      94.664         43.246    36,213,587.99
                       -----------------------------------------------------------------------------------------------------------
                40.00%         5.487          53.945          0         0      12.772       85.26          42.91    45,356,148.24
                       -----------------------------------------------------------------------------------------------------------
                45.00%         4.981          72.186          0     0.112       9.638      92.517         59.242    44,628,652.11
                       -----------------------------------------------------------------------------------------------------------
                50.00%         2.334          84.179          0         0      17.624      91.829         45.209    21,234,067.62
                       -----------------------------------------------------------------------------------------------------------
                   56%         8.665          61.352          0         0           0       89.89         22.671     3,600,849.97
                       -----------------------------------------------------------------------------------------------------------

IV. LIMITED AND STATED DOC
                                                  Row - %          Wtd Avg           Wtd Avg           Wtd Avg
       FICO Low         FICO High            Total Collateral  Curr. Bal./Loan        FICO               DTI
       --------         ---------            ----------------  ---------------        ----               ---
                   500          524
                   525          574
                                             ---------------------------------------------------------------------------
                   575          599                     0.020%       174,346.82               595             38.09
                                             ---------------------------------------------------------------------------
                   600          619                     0.051%       449,012.64               603             44.16
                                             ---------------------------------------------------------------------------
                   620          639                     0.809%       295,912.46           628.327            38.669
                                             ---------------------------------------------------------------------------
                   640          659                     2.228%       300,963.05           650.719             37.02
                                             ---------------------------------------------------------------------------
                   660          679                     5.690%       356,931.73           669.812            36.907
                                             ---------------------------------------------------------------------------
                   680          699                     6.210%       290,099.28           690.418            37.283
                                             ---------------------------------------------------------------------------
                   700          724                     8.827%       329,848.77           710.916            36.751
                                             ---------------------------------------------------------------------------
                   725          749                     7.782%       341,700.66           735.188             35.19
                                             ---------------------------------------------------------------------------
                   750 max                             12.195%       337,841.26           772.873            36.073
                                             ---------------------------------------------------------------------------


IV. LIMITED AND STATED DOC
                       Wtd Avg           Wtd Avg
       FICO Low          LTV              GWAC             % SFD             % PUD         % Owner Occ       % Investor
       --------          ---              ----             -----             -----         -----------       ----------
                   500
                   525
                       --------------------------------------------------------------------------------------------------------
                   575           80              7.13              100                 0              100                 0
                       --------------------------------------------------------------------------------------------------------
                   600        69.23               5.5              100                 0              100                 0
                       --------------------------------------------------------------------------------------------------------
                   620       70.208              6.17           79.003            11.879           97.909                 0
                       --------------------------------------------------------------------------------------------------------
                   640       75.607              6.24           57.449            12.987           83.613            14.353
                       --------------------------------------------------------------------------------------------------------
                   660       73.278              6.12           76.311            12.662           80.238            12.811
                       --------------------------------------------------------------------------------------------------------
                   680        76.13              5.99            52.98            20.589           75.141            18.007
                       --------------------------------------------------------------------------------------------------------
                   700       77.022               5.9           52.802            26.368           80.818            15.974
                       --------------------------------------------------------------------------------------------------------
                   725       76.916              5.84           67.331            15.604           81.446            14.871
                       --------------------------------------------------------------------------------------------------------
                   750       76.838              5.84           60.474            18.922           77.498            20.242
                       --------------------------------------------------------------------------------------------------------


IV. LIMITED AND STATED DOC

       FICO Low          % 2+ family       % Full Doc        % Ltd Doc         % No Doc           % MI           % Int Only
       --------          -----------       ----------        ---------         --------           ----           ----------
                   500
                   525
                       ----------------------------------------------------------------------------------------------------------
                   575                0                0                 0                0                 0                0
                       ----------------------------------------------------------------------------------------------------------
                   600                0                0                 0                0                 0                0
                       ----------------------------------------------------------------------------------------------------------
                   620                0                0                 0                0             7.519           84.956
                       ----------------------------------------------------------------------------------------------------------
                   640           13.801                0                 0                0             8.742           80.122
                       ----------------------------------------------------------------------------------------------------------
                   660            5.609                0                 0                0             5.833           87.919
                       ----------------------------------------------------------------------------------------------------------
                   680           11.214                0                 0                0              5.51           87.565
                       ----------------------------------------------------------------------------------------------------------
                   700            9.099                0                 0                0             3.174           93.052
                       ----------------------------------------------------------------------------------------------------------
                   725            6.599                0                 0                0             4.255           94.076
                       ----------------------------------------------------------------------------------------------------------
                   750            9.333                0                 0                0             6.109           93.681
                       ----------------------------------------------------------------------------------------------------------


IV. LIMITED AND STATED DOC

       FICO Low             % CA              % NY             % FL
       --------             ----              ----             ----
                   500
                   525
                       -----------------------------------------------------------------
                   575         100                0                 0        174,346.82
                       -----------------------------------------------------------------
                   600         100                0                 0        449,012.64
                       -----------------------------------------------------------------
                   620      86.751            4.393                 0      7,101,898.98
                       -----------------------------------------------------------------
                   640        41.3            1.942            11.729     19,562,598.22
                       -----------------------------------------------------------------
                   660      59.702            4.734              4.84     49,970,441.53
                       -----------------------------------------------------------------
                   680      50.952            3.591             7.922     54,538,664.02
                       -----------------------------------------------------------------
                   700      62.297            1.761             6.866     77,514,460.51
                       -----------------------------------------------------------------
                   725      63.088            2.711             6.293     68,340,132.50
                       -----------------------------------------------------------------
                   750      61.951            1.047             3.837    107,095,678.37
                       -----------------------------------------------------------------

V. High LTV LOANS
                                                    Row - %          Wtd Avg             Wtd Avg             Wtd Avg
           LTV               LTV               Total Collateral  Curr. Bal./Loan          FICO                 DTI
           ---               ---               ----------------  ---------------          ----                 ---
                80.00%       89.99%                    50.767%       281,996.73           718.825             37.85
                                             ---------------------------------------------------------------------------
                90.00%       94.99%                     3.333%       199,128.25            711.35             36.59
                                             ---------------------------------------------------------------------------
                95.00%       99.99%                     1.186%       196,439.29            694.11            39.672
                                             ---------------------------------------------------------------------------
               100.00%      109.99%                     0.074%       215,725.37           674.446            40.536
                                             ---------------------------------------------------------------------------
               110.00% max


V. High LTV LOANS
                             Wtd Avg           Wtd Avg
              LTV              LTV              GWAC             % SFD             % PUD         % Owner Occ       % Investor
              ---              ---              ----             -----             -----         -----------       ----------
                80.00%        80.311              5.92           61.873            20.885           87.132              9.04
                        --------------------------------------------------------------------------------------------------------
                90.00%         90.33              6.37           62.778            18.171            48.34            36.825
                        --------------------------------------------------------------------------------------------------------
                95.00%        95.229              6.26           49.434            24.341           91.209                 0
                        --------------------------------------------------------------------------------------------------------
               100.00%           100              5.64              100                 0              100                 0
                        --------------------------------------------------------------------------------------------------------
               110.00%


V. High LTV LOANS

              LTV           % 2+ family       % Full Doc        % Ltd Doc         % No Doc           % MI           % Int Only
              ---           -----------       ----------        ---------         --------           ----           ----------
                80.00%          4.358           48.084                 0            7.361             4.071           92.764
                       ---------------------------------------------------------------------------------------------------------
                90.00%         11.699           46.722                 0           14.597               100           85.644
                       ---------------------------------------------------------------------------------------------------------
                95.00%          6.221           52.906                 0           18.057               100           79.326
                       ---------------------------------------------------------------------------------------------------------
               100.00%              0              100                 0                0               100                0
                       ---------------------------------------------------------------------------------------------------------
               110.00%


V. High LTV LOANS

              LTV               % CA              % NY             % FL              2/28              3/27             5/25
              ---               ----              ----             ----              ----              ----             ----
                80.00%          51.549            1.235             6.509             2.955           12.012             64.76
                         --------------------------------------------------------------------------------------------------------
                90.00%          14.273            3.008             8.975             3.761           11.442            74.669
                         --------------------------------------------------------------------------------------------------------
                95.00%           2.276            1.369            23.703             4.449           13.017            76.848
                         --------------------------------------------------------------------------------------------------------
               100.00%               0                0                 0                 0                0               100
                         --------------------------------------------------------------------------------------------------------
               110.00%


V. High LTV LOANS

              LTV
              ---
                80.00% 445,836,821.67
                       ---------------
                90.00%  29,271,852.69
                       ---------------
                95.00%  10,411,282.35
                       ---------------
               100.00%     647,176.11
                       ---------------
               110.00%

VI. IO LOANS
                                                  Row - %          Wtd Avg           Wtd Avg           Wtd Avg
       FICO Low         FICO High            Total Collateral  Curr. Bal./Loan        FICO               DTI
       --------         ---------            ----------------  ---------------        ----               ---
                   500          524
                   525          574
                                             --------------------------------------------------------------------------
                   575          599                     0.074%       650,000.00               592             26.73
                                             --------------------------------------------------------------------------
                   600          619                     0.179%       262,283.22           614.349            40.688
                                             --------------------------------------------------------------------------
                   620          639                     2.858%       278,850.17            630.64             41.25
                                             --------------------------------------------------------------------------
                   640          659                     5.833%       265,412.26           650.216            38.593
                                             --------------------------------------------------------------------------
                   660          679                    13.688%       303,562.51           669.526            38.077
                                             --------------------------------------------------------------------------
                   680          699                    13.123%       314,017.51           690.402            37.362
                                             --------------------------------------------------------------------------
                   700          724                    17.657%       302,275.12           710.747            37.568
                                             --------------------------------------------------------------------------
                   725          749                    14.117%       313,870.40            735.56            35.926
                                             --------------------------------------------------------------------------
                   750 max                             23.165%       311,066.01           774.537            36.456
                                             --------------------------------------------------------------------------


VI. IO LOANS
                       Wtd Avg           Wtd Avg
       FICO Low          LTV              GWAC             % SFD             % PUD         % Owner Occ       % Investor
       --------          ---              ----             -----             -----         -----------       ----------
                   500
                   525
                       -------------------------------------------------------------------------------------------------------
                   575           65              6.25                0               100              100                 0
                       -------------------------------------------------------------------------------------------------------
                   600       74.066              5.88           73.565            26.435           89.197            10.803
                       -------------------------------------------------------------------------------------------------------
                   620       72.806              5.93           73.085            18.298           92.632             3.004
                       -------------------------------------------------------------------------------------------------------
                   640       76.656              6.07            62.88            19.455           91.481             6.601
                       -------------------------------------------------------------------------------------------------------
                   660       74.747              6.01            69.32            20.189           91.509             6.123
                       -------------------------------------------------------------------------------------------------------
                   680       74.747              5.97           57.282            21.298           80.199            12.862
                       -------------------------------------------------------------------------------------------------------
                   700       76.095              5.88           56.231            24.604             83.1            13.416
                       -------------------------------------------------------------------------------------------------------
                   725       76.592              5.88           63.828            18.501           80.727            14.716
                       -------------------------------------------------------------------------------------------------------
                   750       76.155              5.84            58.71            18.708           76.791             18.06
                       -------------------------------------------------------------------------------------------------------


VI. IO LOANS

       FICO Low        % 2+ family       % Full Doc        % Ltd Doc         % No Doc           % MI           % Int Only
       --------        -----------       ----------        ---------         --------           ----           ----------
                   500
                   525
                       ---------------------------------------------------------------------------------------------------------
                   575              0              100                 0                0                 0              100
                       ---------------------------------------------------------------------------------------------------------
                   600              0              100                 0                0            13.402              100
                       ---------------------------------------------------------------------------------------------------------
                   620          4.649           63.705                 0           12.254            10.722              100
                       ---------------------------------------------------------------------------------------------------------
                   640          7.059           59.258                 0           10.144              13.6              100
                       ---------------------------------------------------------------------------------------------------------
                   660          3.372           50.226                 0           13.227             8.334              100
                       ---------------------------------------------------------------------------------------------------------
                   680          7.311           44.362                 0           14.199             5.105              100
                       ---------------------------------------------------------------------------------------------------------
                   700          6.088           43.666                 0            9.819              4.49              100
                       ---------------------------------------------------------------------------------------------------------
                   725          5.302           37.022                 0           11.121              3.93              100
                       ---------------------------------------------------------------------------------------------------------
                   750          8.607           38.025                 0           12.658             5.967              100
                       ---------------------------------------------------------------------------------------------------------


VI. IO LOANS

       FICO Low         % CA              % NY             % FL             2 yr IO          3 yr IO           5 yr IO
       --------         ----              ----             ----             -------          -------           -------
                   500
                   525
                       -----------------------------------------------------------------------------------------------------
                   575          100                0                 0                 0                0               100
                       -----------------------------------------------------------------------------------------------------
                   600       39.398                0             8.769                 0                0               100
                       -----------------------------------------------------------------------------------------------------
                   620       51.531            3.323             6.914             9.891            3.823            84.194
                       -----------------------------------------------------------------------------------------------------
                   640       37.937            2.892             7.101             2.267            6.025             84.92
                       -----------------------------------------------------------------------------------------------------
                   660       46.773            2.912              7.12             3.707           13.657            74.246
                       -----------------------------------------------------------------------------------------------------
                   680       47.805            1.383             8.673             1.606           11.999            66.603
                       -----------------------------------------------------------------------------------------------------
                   700       52.246            1.487             7.487             1.021           13.113            61.963
                       -----------------------------------------------------------------------------------------------------
                   725       57.162            1.655             7.227             1.076            11.33            64.384
                       -----------------------------------------------------------------------------------------------------
                   750       55.481            1.859             5.539             1.763            13.49            64.551
                       -----------------------------------------------------------------------------------------------------


VI. IO LOANS

       FICO Low
       --------
                   500
                   525
                       ------------------
                   575        650,000.00
                       ------------------
                   600      1,573,699.33
                       ------------------
                   620     25,096,515.19
                       ------------------
                   640     51,224,566.51
                       ------------------
                   660    120,210,753.24
                       ------------------
                   680    115,244,426.66
                       ------------------
                   700    155,067,134.28
                       ------------------
                   725    123,978,808.85
                       ------------------
                   750    203,437,172.49
                       ------------------

VII. SECOND LIEN LOANS (IF ANY)
                                                  Row - %          Wtd Avg           Wtd Avg           Wtd Avg          Wtd Avg
       FICO Low         FICO High            Total Collateral  Curr. Bal./Loan        FICO               DTI              CLTV
       --------         ---------            ----------------  ---------------        ----               ---              ----
                   500          524
                   525          574
                   575          599
                   600          619
                   620          639
                   640          659
                   660          679
                   680          699
                   700          724
                   725          749
                   750 max


VII. SECOND LIEN LOANS (IF ANY)
                       Wtd Avg
       FICO Low         GWAC             % SFD             % PUD         % Owner Occ       % Investor        % 2+ family
       --------         ----             -----             -----         -----------       ----------        -----------
                   500
                   525
                   575
                   600
                   620
                   640
                   660
                   680
                   700
                   725
                   750


VII. SECOND LIEN LOANS (IF ANY)

       FICO Low        % Full Doc        % Ltd Doc         % No Doc           % MI           % Int Only          % CA
       --------        ----------        ---------         --------           ----           ----------          ----
                   500
                   525
                   575
                   600
                   620
                   640
                   660
                   680
                   700
                   725
                   750


VII. SECOND LIEN LOANS (IF ANY)

       FICO Low        % NY             % FL
       --------        ----             ----
                   500
                   525
                   575
                   600
                   620
                   640
                   660
                   680
                   700
                   725
                   750

VIII. MANUFACTURED HOME LOANS (IF ANY)
                                                  Row - %          Wtd Avg           Wtd Avg           Wtd Avg          Wtd Avg
       FICO Low         FICO High            Total Collateral  Curr. Bal./Loan        FICO               DTI              LTV
       --------         ---------            ----------------  ---------------        ----               ---              ---
                   500          524
                   525          574
                   575          599
                   600          619
                   620          639
                   640          659
                   660          679
                   680          699
                   700          724
                   725          749
                   750 max


VIII. MANUFACTURED HOME LOANS (IF ANY)
                            Wtd Avg
       FICO Low              GWAC             % SFD             % PUD         % Owner Occ       % Investor        % 2+ family
       --------              ----             -----             -----         -----------       ----------        -----------
                   500
                   525
                   575
                   600
                   620
                   640
                   660
                   680
                   700
                   725
                   750


VIII. MANUFACTURED HOME LOANS (IF ANY)

       FICO Low         % 2+ family       % Full Doc        % Ltd Doc         % No Doc           % MI           % Int Only
       --------         -----------       ----------        ---------         --------           ----           ----------
                   500
                   525
                   575
                   600
                   620
                   640
                   660
                   680
                   700
                   725
                   750


VIII. MANUFACTURED HOME LOANS (IF ANY)

       FICO Low         % CA              % NY             % FL              2/28              3/27             5/25
       --------         ----              ----             ----              ----              ----             ----
                   500
                   525
                   575
                   600
                   620
                   640
                   660
                   680
                   700
                   725
                   750

---------------------------------------------------------------------------------------------------------------------
GSAA 2005 09
M-1 (AA+/Aa1)

      / /   The Pricing Prepayment Assumptions 30 CPR
      / /   100% advancing of principal and interest
      / /   Priced at Par to maturity
      / /   Based on preliminary spreads and balances
      / /   Libor forward curve as of 07/11/2005 close

NO PREPAY STRESS
                       Fwd LIBOR/Swap Shift             Forward LIBOR                     +200bp
                         Prepay Assumptions           1.00x Base Case            1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
                     % Cum Loss Yield Break      73,904,011.00 (8.46%)      63,243,662.28 (7.24%)
                          CDR - Yield Break                      9.09                       7.54
            % Cum Loss 1st $ Principal Loss      68,034,007.32 (7.79%)      55,743,456.66 (6.38%)
                 CDR - 1st $ Principal Loss                      8.23                       6.51


Loss Severity: 60%
Recovery Delay: 12 months
                     % Cum Loss Yield Break 75,726,191.23 (8.67%)     64,461,697.40 (7.38%)
                          CDR - Yield Break                      5.82                       4.85
            % Cum Loss 1st $ Principal Loss 69,467,641.38 (7.95%)     56,593,687.62 (6.48%)
                 CDR - 1st $ Principal Loss                      5.28                        4.2

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
                     % Cum Loss Yield Break 65,869,542.71 (7.54%)     54,475,387.23 (6.24%)
                          CDR - Yield Break                      7.92                       6.34
            % Cum Loss 1st $ Principal Loss 60,450,072.83 (6.92%)     48,001,303.81 (5.49%)
                 CDR - 1st $ Principal Loss                      7.16                       5.49


Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
                     % Cum Loss Yield Break 69,819,019.27 (7.99%)     58,184,649.44 (6.66%)
                          CDR - Yield Break                      5.31                       4.33
            % Cum Loss 1st $ Principal Loss 63,905,417.52 (7.32%)     51,018,037.03 (5.84%)
                 CDR - 1st $ Principal Loss                      4.81                       3.75

---------------------------------------------------------------------------------------------------------------------
                       Fwd LIBOR/Swap Shift       Forward LIBOR                 +200bp                 +200bp
                         Prepay Assumptions           1.00x Base Case            0.50x Base Case     Fixed - 50%
                                                                                                   Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
                     % Cum Loss Yield Break 75,019,027.26 (8.59%)     87,751,537.01 (10.04%)     63,940,331.60 (7.32%)
                          CDR - Yield Break                      7.10                       4.14                5.90
                               Average Life                     10.67                      13.06                9.84
                               Window(Dates)Feb17 - Jun35             Nov31 - Jun35              Apr18 - Jun35
            % Cum Loss 1st $ Principal Loss 68,859,747.65 (7.88%)     78,456,148.09 (8.98%)      56,192,553.06 (6.43%)
                 CDR - 1st $ Principal Loss                      6.43                       3.62                5.10
                               Average Life                     12.24                      22.98               12.70
                               Window(Dates)            Jul15 - Jun35              Apr25 - Jun35       Dec15 - Jun35

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
                     % Cum Loss Yield Break 68,206,609.15 (7.81%)     77,358,466.96 (8.86%)      56,586,083.38 (6.48%)
                          CDR - Yield Break                      6.36                       3.56                5.14
                               Average Life                     10.81                      13.39               10.01
                               Window(Dates)            May17 - Jun35              May32 - Jun35       Jul18 - Jun35
            % Cum Loss 1st $ Principal Loss 62,531,374.24 (7.16%)     69,112,170.67 (7.91%)      49,805,709.52 (5.70%)
                 CDR - 1st $ Principal Loss                      5.76                       3.12                4.46
                               Average Life                     12.44                      23.33               12.92
                               Window(Dates)            Sep15 - Jun35              Sep25 - Jun35       Feb16 - Jun35

                                            =========================================================================
                              Average Life:
                            Window (Dates):

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.
------------------------------------------------------------------------------


                                            Dynamic Credit Stress Runs.xls

GSAA 2005 09
M-2 (AA/Aa2)

      / /   The Pricing Prepayment Assumptions 30 CPR
      / /   100% advancing of principal and interest unless specified not to
      / /   Priced at Par to maturity
      / /   Based on preliminary spreads and balances
      / /   Libor forward curve as of 07/11/2005 close

NO PREPAY STRESS
                                   Fwd LIBOR/Swap Shift         Forward LIBOR                  +200bp
                                     Prepay Assumptions                1.00x Base Case         1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
                                 % Cum Loss Yield Break 64,317,433.43 (7.36%)          53,123,135.63 (6.08%)
                                      CDR - Yield Break                           7.70                    6.16
                        % Cum Loss 1st $ Principal Loss 59,724,747.04 (6.84%)          47,380,236.48 (5.42%)
                             CDR - 1st $ Principal Loss                           7.06                    5.41


Loss Severity: 60%
Recovery Delay: 12 months
                                 % Cum Loss Yield Break 65,811,158.42 (7.53%)          54,005,042.61 (6.18%)
                                      CDR - Yield Break                           4.97                    3.99
                        % Cum Loss 1st $ Principal Loss 60,902,012.23 (6.97%)          48,000,068.48 (5.49%)
                             CDR - 1st $ Principal Loss                           4.56                    3.51

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
                                 % Cum Loss Yield Break 57,236,851.27 (6.55%)          45,740,111.05 (5.24%)
                                      CDR - Yield Break                           6.72                    5.20
                        % Cum Loss 1st $ Principal Loss 53,064,194.36 (6.07%)          40,732,574.57 (4.66%)
                             CDR - 1st $ Principal Loss                           6.16                    4.57


Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
                                 % Cum Loss Yield Break 60,660,391.53 (6.94%)          48,757,499.08 (5.58%)
                                      CDR - Yield Break                           4.54                    3.57
                        % Cum Loss 1st $ Principal Loss 56,153,217.72 (6.43%)          43,414,104.36 (4.97%)
                             CDR - 1st $ Principal Loss                           4.17                    3.15

--------------------------------------------------------


                                   Fwd LIBOR/Swap Shift    Forward LIBOR                  +200bp                   +200bp
                                     Prepay Assumptions           1.00x Base Case         0.50x Base Case       Fixed - 50%
                                                                                                              Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
                                 % Cum Loss Yield Break      65,291,719.04 (7.47%)   77,539,959.74 (8.88%)    53,618,567.77 (6.14%)
                                      CDR - Yield Break                      6.05                    3.57                     4.84
                                           Average Life                     11.15                   12.96                    10.18
                                          Window (Dates)            Apr18 - Jun35           Dec32 - Jun35            Jun19 - Jun35
                        % Cum Loss 1st $ Principal Loss      60,415,325.23 (6.92%)   70,443,459.36 (8.06%)    47,774,222.86 (5.47%)
                             CDR - 1st $ Principal Loss                      5.54                    3.19                     4.26
                                           Average Life                     13.17                   24.14                    13.72
                                          Window (Dates)            Jun16 - Jun35           Oct26 - Jun35            Nov16 - Jun35


Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
                                 % Cum Loss Yield Break      59,253,028.83 (6.78%)   68,346,419.84 (7.82%)    47,570,134.36 (5.45%)
                                      CDR - Yield Break                      5.42                    3.08                     4.24
                                           Average Life                     11.32                   13.34                    10.25
                                          Window (Dates)            Jun18 - Jun35           Apr33 - Jun35            Oct19 - Jun35
                        % Cum Loss 1st $ Principal Loss      54,842,643.34 (6.28%)   62,120,667.07 (7.11%)    42,306,440.82 (4.84%)
                             CDR - 1st $ Principal Loss                      4.97                    2.76                     3.73
                                           Average Life                     13.37                   24.47                    13.87
                                          Window (Dates)            Aug16 - Jun35           Feb27 - Jun35            Jan17 - Jun35

                                                        ===========================================================================
                                          Average Life:
                                         Window (Dates):


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                                Libor Forward Curve as of 07/11/05
        --------------------------------------------------------------------------------------------------------------------------
               Payment Date       Rate Calculation Date   LIBOR_1MO Vector   LIBOR_6MO Vector   LIBOR_1YR Vector    CMT_1YR Vector
        ==========================================================================================================================
   1             8/25/2005               7/23/2005            3.43903            3.84939            4.04442             3.58942
   2             9/25/2005               8/23/2005            3.60176            3.96021            4.10812             3.65312
   3            10/25/2005               9/23/2005            3.80008            4.04355            4.15948             3.70448
   4            11/25/2005              10/23/2005            3.91990            4.09597            4.18981             3.73481
   5            12/25/2005              11/23/2005            3.99265            4.13274            4.21310             3.75810
   6             1/25/2006              12/23/2005            4.08269            4.16068            4.22986             3.77486
   7             2/25/2006               1/23/2006            4.06798            4.16872            4.24072             3.78572
   8             3/25/2006               2/23/2006            4.08853            4.18594            4.25207             3.79707
   9             4/25/2006               3/23/2006            4.12475            4.19731            4.26080             3.80580
  10             5/25/2006               4/23/2006            4.13641            4.20404            4.26780             3.81280
  11             6/25/2006               5/23/2006            4.14222            4.21166            4.27458             3.81958
  12             7/25/2006               6/23/2006            4.15411            4.21778            4.28211             3.82711
  13             8/25/2006               7/23/2006            4.16115            4.22879            4.28887             3.83387
  14             9/25/2006               8/23/2006            4.16493            4.23461            4.29727             3.84227
  15            10/25/2006               9/23/2006            4.17030            4.24029            4.30354             3.84854
  16            11/25/2006              10/23/2006            4.17892            4.24711            4.31059             3.85559
  17            12/25/2006              11/23/2006            4.18245            4.25485            4.31812             3.86312
  18             1/25/2007              12/23/2006            4.22667            4.26199            4.32510             3.87010
  19             2/25/2007               1/23/2007            4.19369            4.26383            4.33009             3.87509
  20             3/25/2007               2/23/2007            4.20283            4.27363            4.33759             3.88259
  21             4/25/2007               3/23/2007            4.21133            4.28102            4.34418             3.88918
  22             5/25/2007               4/23/2007            4.21792            4.28764            4.35071             3.89571
  23             6/25/2007               5/23/2007            4.22652            4.29503            4.35790             3.90290
  24             7/25/2007               6/23/2007            4.23633            4.30147            4.36371             3.90871
  25             8/25/2007               7/23/2007            4.24523            4.31034            4.36979             3.91479
  26             9/25/2007               8/23/2007            4.24947            4.31638            4.37663             3.92163
  27            10/25/2007               9/23/2007            4.25335            4.32088            4.38244             3.92744
  28            11/25/2007              10/23/2007            4.25934            4.32702            4.38960             3.93460
  29            12/25/2007              11/23/2007            4.26483            4.33339            4.39586             3.94086
  30             1/25/2008              12/23/2007            4.29140            4.33973            4.40351             3.94851
  31             2/25/2008               1/23/2008            4.27624            4.33868            4.40970             3.95470
  32             3/25/2008               2/23/2008            4.28167            4.34574            4.41642             3.96142
  33             4/25/2008               3/23/2008            4.28828            4.35253            4.42275             3.96775
  34             5/25/2008               4/23/2008            4.29511            4.35990            4.43074             3.97574
  35             6/25/2008               5/23/2008            4.30160            4.36722            4.43749             3.98249
  36             7/25/2008               6/23/2008            4.31072            4.37469            4.44433             3.98933
  37             8/25/2008               7/23/2008            4.31831            4.38450            4.45220             3.99720
  38             9/25/2008               8/23/2008            4.32527            4.39157            4.45914             4.00414
  39            10/25/2008               9/23/2008            4.33250            4.39743            4.46651             4.01151
  40            11/25/2008              10/23/2008            4.33981            4.40518            4.47444             4.01944
  41            12/25/2008              11/23/2008            4.34716            4.41187            4.48166             4.02666
  42             1/25/2009              12/23/2008            4.37482            4.41969            4.49010             4.03510
  43             2/25/2009               1/23/2009            4.36010            4.42084            4.49885             4.04385
  44             3/25/2009               2/23/2009            4.36575            4.42764            4.50611             4.05111
  45             4/25/2009               3/23/2009            4.37396            4.43580            4.51275             4.05775
  46             5/25/2009               4/23/2009            4.38025            4.44377            4.52035             4.06535
  47             6/25/2009               5/23/2009            4.38714            4.45201            4.52677             4.07177
  48             7/25/2009               6/23/2009            4.39795            4.46045            4.53313             4.07813
  49             8/25/2009               7/23/2009            4.40651            4.47451            4.53952             4.08452
  50             9/25/2009               8/23/2009            4.41453            4.48129            4.54490             4.08990
  51            10/25/2009               9/23/2009            4.42253            4.48696            4.55095             4.09595
  52            11/25/2009              10/23/2009            4.43033            4.49338            4.55531             4.10031
  53            12/25/2009              11/23/2009            4.43768            4.49838            4.56031             4.10531
  54             1/25/2010              12/23/2009            4.48550            4.50403            4.56506             4.11006
  55             2/25/2010               1/23/2010            4.44828            4.50264            4.56902             4.11402
  56             3/25/2010               2/23/2010            4.45231            4.50628            4.57355             4.11855


  57             4/25/2010               3/23/2010            4.45779            4.51144            4.57770             4.12270
  58             5/25/2010               4/23/2010            4.46119            4.51433            4.58256             4.12756
  59             6/25/2010               5/23/2010            4.46467            4.51870            4.58716             4.13216
  60             7/25/2010               6/23/2010            4.46709            4.52360            4.59309             4.13809
  61             8/25/2010               7/23/2010            4.47073            4.53434            4.59785             4.14285
  62             9/25/2010               8/23/2010            4.47541            4.53906            4.60329             4.14829
  63            10/25/2010               9/23/2010            4.47904            4.54389            4.60934             4.15434
  64            11/25/2010              10/23/2010            4.48397            4.54914            4.61455             4.15955
  65            12/25/2010              11/23/2010            4.48942            4.55434            4.62134             4.16634
  66             1/25/2011              12/23/2010            4.53457            4.56106            4.62693             4.17193
  67             2/25/2011               1/23/2011            4.49902            4.55878            4.63222             4.17722
  68             3/25/2011               2/23/2011            4.50362            4.56490            4.63920             4.18420
  69             4/25/2011               3/23/2011            4.51055            4.57179            4.64494             4.18994
  70             5/25/2011               4/23/2011            4.51624            4.57706            4.65126             4.19626
  71             6/25/2011               5/23/2011            4.52352            4.58280            4.65752             4.20252
  72             7/25/2011               6/23/2011            4.52933            4.58883            4.66484             4.20984
  73             8/25/2011               7/23/2011            4.53407            4.60118            4.67125             4.21625
  74             9/25/2011               8/23/2011            4.53925            4.60791            4.67994             4.22494
  75            10/25/2011               9/23/2011            4.54393            4.61312            4.68664             4.23164
  76            11/25/2011              10/23/2011            4.54963            4.61994            4.69410             4.23910
  77            12/25/2011              11/23/2011            4.55652            4.62689            4.70270             4.24770
  78             1/25/2012              12/23/2011            4.60312            4.63557            4.71111             4.25611
  79             2/25/2012               1/23/2012            4.56987            4.63620            4.71682             4.26182
  80             3/25/2012               2/23/2012            4.57613            4.64568            4.72578             4.27078
  81             4/25/2012               3/23/2012            4.58407            4.65393            4.73292             4.27792
  82             5/25/2012               4/23/2012            4.59165            4.66190            4.74096             4.28596
  83             6/25/2012               5/23/2012            4.60050            4.67111            4.75015             4.29515
  84             7/25/2012               6/23/2012            4.60735            4.67955            4.75686             4.30186
  85             8/25/2012               7/23/2012            4.61746            4.69066            4.76436             4.30936
  86             9/25/2012               8/23/2012            4.62525            4.69936            4.77270             4.31770
  87            10/25/2012               9/23/2012            4.63212            4.70513            4.77949             4.32449
  88            11/25/2012              10/23/2012            4.64060            4.71284            4.78668             4.33168
  89            12/25/2012              11/23/2012            4.64811            4.72082            4.79429             4.33929
  90             1/25/2013              12/23/2012            4.67643            4.72755            4.80159             4.34659
  91             2/25/2013               1/23/2013            4.66242            4.72997            4.80924             4.35424
  92             3/25/2013               2/23/2013            4.66826            4.73772            4.81561             4.36061
  93             4/25/2013               3/23/2013            4.67575            4.74441            4.82211             4.36711
  94             5/25/2013               4/23/2013            4.68328            4.75097            4.82929             4.37429
  95             6/25/2013               5/23/2013            4.68938            4.75933            4.83694             4.38194
  96             7/25/2013               6/23/2013            4.69474            4.76577            4.84343             4.38843
  97             8/25/2013               7/23/2013            4.70283            4.77678            4.85040             4.39540
  98             9/25/2013               8/23/2013            4.70968            4.78361            4.85799             4.40299
  99            10/25/2013               9/23/2013            4.71594            4.78904            4.86460             4.40960
  100           11/25/2013              10/23/2013            4.72323            4.79628            4.87224             4.41724
  101           12/25/2013              11/23/2013            4.73066            4.80366            4.87836             4.42336
  102            1/25/2014              12/23/2013            4.75848            4.81038            4.88642             4.43142
  103            2/25/2014               1/23/2014            4.74428            4.81355            4.89254             4.43754
  104            3/25/2014               2/23/2014            4.74937            4.81984            4.89911             4.44411
  105            4/25/2014               3/23/2014            4.75672            4.82671            4.90549             4.45049
  106            5/25/2014               4/23/2014            4.76381            4.83378            4.91352             4.45852
  107            6/25/2014               5/23/2014            4.77020            4.84065            4.92011             4.46511
  108            7/25/2014               6/23/2014            4.77586            4.84780            4.92700             4.47200
  109            8/25/2014               7/23/2014            4.78279            4.85712            4.93518             4.48018
  110            9/25/2014               8/23/2014            4.78898            4.86389            4.94230             4.48730
  111           10/25/2014               9/23/2014            4.79576            4.86953            4.95009             4.49509
  112           11/25/2014              10/23/2014            4.80273            4.87751            4.95859             4.50359
  113           12/25/2014              11/23/2014            4.81008            4.88452            4.96639             4.51139
  114            1/25/2015              12/23/2014            4.83762            4.89294            4.97558             4.52058
  115            2/25/2015               1/23/2015            4.82312            4.89639            4.98124             4.52624


  116            3/25/2015               2/23/2015            4.82897            4.90391            4.98922             4.53422
  117            4/25/2015               3/23/2015            4.83807            4.91308            4.99882             4.54382
  118            5/25/2015               4/23/2015            4.84499            4.92190            5.00531             4.55031
  119            6/25/2015               5/23/2015            4.85287            4.93106            5.01234             4.55734
  120            7/25/2015               6/23/2015            4.86363            4.94039            5.02012             4.56512
  121            8/25/2015               7/23/2015            4.87297            4.94767            5.02615             4.57115
  122            9/25/2015               8/23/2015            4.88164            4.95499            5.03208             4.57708
  123           10/25/2015               9/23/2015            4.89027            4.96305            5.03854             4.58354
  124           11/25/2015              10/23/2015            4.89872            4.96827            5.04387             4.58887
  125           12/25/2015              11/23/2015            4.90671            4.97354            5.04922             4.59422
  126            1/25/2016              12/23/2015            4.91270            4.97966            5.05505             4.60005
  127            2/25/2016               1/23/2016            4.91797            4.98326            5.05955             4.60455
  128            3/25/2016               2/23/2016            4.92424            4.98777            5.06545             4.61045
  129            4/25/2016               3/23/2016            4.92848            4.99349            5.06941             4.61441
  130            5/25/2016               4/23/2016            4.93169            4.99716            5.07367             4.61867
  131            6/25/2016               5/23/2016            4.93630            5.00233            5.07838             4.62338
  132            7/25/2016               6/23/2016            4.93855            5.00783            5.08357             4.62857
  133            8/25/2016               7/23/2016            4.94388            5.01275            5.08800             4.63300
  134            9/25/2016               8/23/2016            4.95011            5.01891            5.09284             4.63784
  135           10/25/2016               9/23/2016            4.95499            5.02245            5.09776             4.64276
  136           11/25/2016              10/23/2016            4.96039            5.02697            5.10214             4.64714
  137           12/25/2016              11/23/2016            4.96632            5.03114            5.10760             4.65260
  138            1/25/2017              12/23/2016            4.97146            5.03618            5.11156             4.65656
  139            2/25/2017               1/23/2017            4.97561            5.03948            5.11557             4.66057
  140            3/25/2017               2/23/2017            4.97819            5.04471            5.12022             4.66522
  141            4/25/2017               3/23/2017            4.98315            5.04894            5.12410             4.66910
  142            5/25/2017               4/23/2017            4.98640            5.05254            5.12805             4.67305
  143            6/25/2017               5/23/2017            4.99077            5.05806            5.13206             4.67706
  144            7/25/2017               6/23/2017            4.99713            5.06183            5.13625             4.68125
  145            8/25/2017               7/23/2017            5.00186            5.06609            5.14000             4.68500
  146            9/25/2017               8/23/2017            5.00676            5.07091            5.14532             4.69032
  147           10/25/2017               9/23/2017            5.01101            5.07382            5.14814             4.69314
  148           11/25/2017              10/23/2017            5.01655            5.07763            5.15210             4.69710
  149           12/25/2017              11/23/2017            5.01976            5.08195            5.15639             4.70139
  150            1/25/2018              12/23/2017            5.02481            5.08487            5.16019             4.70519
  151            2/25/2018               1/23/2018            5.02787            5.08749            5.16372             4.70872
  152            3/25/2018               2/23/2018            5.02984            5.09194            5.16743             4.71243
  153            4/25/2018               3/23/2018            5.03399            5.09583            5.17046             4.71546
  154            5/25/2018               4/23/2018            5.03653            5.09930            5.17344             4.71844
  155            6/25/2018               5/23/2018            5.03963            5.10420            5.17728             4.72228
  156            7/25/2018               6/23/2018            5.04197            5.10840            5.17848             4.72348
  157            8/25/2018               7/23/2018            5.04872            5.11198            5.18038             4.72538
  158            9/25/2018               8/23/2018            5.05324            5.11580            5.18205             4.72705
  159           10/25/2018               9/23/2018            5.05693            5.11706            5.18307             4.72807
  160           11/25/2018              10/23/2018            5.06145            5.11935            5.18386             4.72886
  161           12/25/2018              11/23/2018            5.06418            5.12091            5.18439             4.72939
  162            1/25/2019              12/23/2018            5.06681            5.12091            5.18465             4.72965
  163            2/25/2019               1/23/2019            5.06782            5.12022            5.18543             4.73043
  164            3/25/2019               2/23/2019            5.06748            5.12039            5.18459             4.72959
  165            4/25/2019               3/23/2019            5.06856            5.12030            5.18475             4.72975
  166            5/25/2019               4/23/2019            5.06849            5.11957            5.18517             4.73017
  167            6/25/2019               5/23/2019            5.06617            5.12014            5.18409             4.72909
  168            7/25/2019               6/23/2019            5.06399            5.12026            5.18380             4.72880
  169            8/25/2019               7/23/2019            5.06547            5.12106            5.18423             4.72923
  170            9/25/2019               8/23/2019            5.06576            5.12067            5.18317             4.72817
  171           10/25/2019               9/23/2019            5.06606            5.12000            5.18280             4.72780
  172           11/25/2019              10/23/2019            5.06686            5.12084            5.18274             4.72774
  173           12/25/2019              11/23/2019            5.06740            5.11965            5.18192             4.72692
  174            1/25/2020              12/23/2019            5.06695            5.11953            5.18215             4.72715


  175            2/25/2020               1/23/2020            5.06658            5.11749            5.18097             4.72597
  176            3/25/2020               2/23/2020            5.06531            5.11659            5.18056             4.72556
  177            4/25/2020               3/23/2020            5.06585            5.11653            5.17983             4.72483
  178            5/25/2020               4/23/2020            5.06361            5.11550            5.17948             4.72448
  179            6/25/2020               5/23/2020            5.06261            5.11585            5.17925             4.72425
  180            7/25/2020               6/23/2020            5.05720            5.11642            5.17911             4.72411
  181            8/25/2020               7/23/2020            5.05677            5.11544            5.17907             4.72407
  182            9/25/2020               8/23/2020            5.05701            5.11555            5.17900             4.72400
  183           10/25/2020               9/23/2020            5.05721            5.11452            5.17960             4.72460
  184           11/25/2020              10/23/2020            5.05770            5.11487            5.17868             4.72368
  185           12/25/2020              11/23/2020            5.05849            5.11445            5.17880             4.72380
  186            1/25/2021              12/23/2020            5.05744            5.11466            5.17809             4.72309
  187            2/25/2021               1/23/2021            5.05741            5.11450            5.17776             4.72276
  188            3/25/2021               2/23/2021            5.05625            5.11390            5.17732             4.72232
  189            4/25/2021               3/23/2021            5.05753            5.11539            5.17687             4.72187
  190            5/25/2021               4/23/2021            5.05661            5.11396            5.17630             4.72130
  191            6/25/2021               5/23/2021            5.05670            5.11426            5.17572             4.72072
  192            7/25/2021               6/23/2021            5.05638            5.11413            5.17575             4.72075
  193            8/25/2021               7/23/2021            5.05599            5.11288            5.17430             4.71930
  194            9/25/2021               8/23/2021            5.05625            5.11229            5.17352             4.71852
  195           10/25/2021               9/23/2021            5.05468            5.11089            5.17260             4.71760
  196           11/25/2021              10/23/2021            5.05486            5.11023            5.17176             4.71676
  197           12/25/2021              11/23/2021            5.05421            5.10908            5.17143             4.71643
  198            1/25/2022              12/23/2021            5.05316            5.10855            5.16965             4.71465
  199            2/25/2022               1/23/2022            5.05249            5.10739            5.16865             4.71365
  200            3/25/2022               2/23/2022            5.05067            5.10643            5.16816             4.71316
  201            4/25/2022               3/23/2022            5.05092            5.10687            5.16704             4.71204
  202            5/25/2022               4/23/2022            5.04967            5.10511            5.16507             4.71007
  203            6/25/2022               5/23/2022            5.04975            5.10434            5.16376             4.70876
  204            7/25/2022               6/23/2022            5.04764            5.10306            5.16225             4.70725
  205            8/25/2022               7/23/2022            5.04699            5.10192            5.16091             4.70591
  206            9/25/2022               8/23/2022            5.04618            5.10127            5.15938             4.70438
  207           10/25/2022               9/23/2022            5.04426            5.09850            5.15772             4.70272
  208           11/25/2022              10/23/2022            5.04341            5.09715            5.15617             4.70117
  209           12/25/2022              11/23/2022            5.04275            5.09532            5.15511             4.70011
  210            1/25/2023              12/23/2022            5.04127            5.09399            5.15254             4.69754
  211            2/25/2023               1/23/2023            5.03997            5.09219            5.15087             4.69587
  212            3/25/2023               2/23/2023            5.03673            5.09106            5.14884             4.69384
  213            4/25/2023               3/23/2023            5.03630            5.08981            5.14738             4.69238
  214            5/25/2023               4/23/2023            5.03446            5.08780            5.14548             4.69048
  215            6/25/2023               5/23/2023            5.03350            5.08698            5.14444             4.68944
  216            7/25/2023               6/23/2023            5.03106            5.08434            5.14124             4.68624
  217            8/25/2023               7/23/2023            5.02971            5.08249            5.13917             4.68417
  218            9/25/2023               8/23/2023            5.02786            5.08077            5.13754             4.68254
  219           10/25/2023               9/23/2023            5.02563            5.07772            5.13456             4.67956
  220           11/25/2023              10/23/2023            5.02468            5.07595            5.13224             4.67724
  221           12/25/2023              11/23/2023            5.02157            5.07358            5.12961             4.67461
  222            1/25/2024              12/23/2023            5.02050            5.07137            5.12717             4.67217
  223            2/25/2024               1/23/2024            5.01818            5.06887            5.12538             4.67038
  224            3/25/2024               2/23/2024            5.01496            5.06671            5.12202             4.66702
  225            4/25/2024               3/23/2024            5.01354            5.06480            5.11927             4.66427
  226            5/25/2024               4/23/2024            5.01185            5.06197            5.11650             4.66150
  227            6/25/2024               5/23/2024            5.00869            5.05984            5.11349             4.65849
  228            7/25/2024               6/23/2024            5.00618            5.05746            5.11088             4.65588
  229            8/25/2024               7/23/2024            5.00469            5.05515            5.10803             4.65303
  230            9/25/2024               8/23/2024            5.00136            5.05160            5.10484             4.64984
  231           10/25/2024               9/23/2024            4.99861            5.04805            5.10200             4.64700
  232           11/25/2024              10/23/2024            4.99633            5.04557            5.09964             4.64464
  233           12/25/2024              11/23/2024            4.99390            5.04294            5.09595             4.64095


  234            1/25/2025              12/23/2024            4.99072            5.03954            5.09337             4.63837
  235            2/25/2025               1/23/2025            4.98787            5.03648            5.08967             4.63467
  236            3/25/2025               2/23/2025            4.98425            5.03359            5.08679             4.63179
  237            4/25/2025               3/23/2025            4.98247            5.03139            5.08402             4.62902
  238            5/25/2025               4/23/2025            4.97974            5.02859            5.08159             4.62659
  239            6/25/2025               5/23/2025            4.97627            5.02542            5.07788             4.62288
  240            7/25/2025               6/23/2025            4.97399            5.02319            5.07512             4.62012
  241            8/25/2025               7/23/2025            4.97163            5.01971            5.07292             4.61792
  242            9/25/2025               8/23/2025            4.96826            5.01639            5.06936             4.61436
  243           10/25/2025               9/23/2025            4.96572            5.01271            5.06664             4.61164
  244           11/25/2025              10/23/2025            4.96274            5.01009            5.06380             4.60880
  245           12/25/2025              11/23/2025            4.96067            5.00748            5.06126             4.60626
  246            1/25/2026              12/23/2025            4.95672            5.00449            5.05835             4.60335
  247            2/25/2026               1/23/2026            4.95425            5.00206            5.05599             4.60099
  248            3/25/2026               2/23/2026            4.95074            4.99920            5.05351             4.59851
  249            4/25/2026               3/23/2026            4.94983            4.99777            5.05124             4.59624
  250            5/25/2026               4/23/2026            4.94615            4.99475            5.04861             4.59361
  251            6/25/2026               5/23/2026            4.94405            4.99271            5.04635             4.59135
  252            7/25/2026               6/23/2026            4.94191            4.99095            5.04405             4.58905
  253            8/25/2026               7/23/2026            4.93906            4.98785            5.04165             4.58665
  254            9/25/2026               8/23/2026            4.93679            4.98565            5.03952             4.58452
  255           10/25/2026               9/23/2026            4.93441            4.98241            5.03792             4.58292
  256           11/25/2026              10/23/2026            4.93208            4.98045            5.03511             4.58011
  257           12/25/2026              11/23/2026            4.93046            4.97800            5.03305             4.57805
  258            1/25/2027              12/23/2026            4.92748            4.97599            5.03115             4.57615
  259            2/25/2027               1/23/2027            4.92549            4.97407            5.02900             4.57400
  260            3/25/2027               2/23/2027            4.92244            4.97169            5.02701             4.57201
  261            4/25/2027               3/23/2027            4.92174            4.97139            5.02621             4.57121
  262            5/25/2027               4/23/2027            4.91901            4.96842            5.02362             4.56862
  263            6/25/2027               5/23/2027            4.91743            4.96691            5.02190             4.56690
  264            7/25/2027               6/23/2027            4.91546            4.96595            5.02042             4.56542
  265            8/25/2027               7/23/2027            4.91354            4.96317            5.01835             4.56335
  266            9/25/2027               8/23/2027            4.91233            4.96143            5.01671             4.56171
  267           10/25/2027               9/23/2027            4.90947            4.95895            5.01495             4.55995
  268           11/25/2027              10/23/2027            4.90816            4.95772            5.01351             4.55851
  269           12/25/2027              11/23/2027            4.90735            4.95575            5.01259             4.55759
  270            1/25/2028              12/23/2027            4.90519            4.95430            5.01030             4.55530
  271            2/25/2028               1/23/2028            4.90314            4.95263            5.00904             4.55404
  272            3/25/2028               2/23/2028            4.90154            4.95111            5.00795             4.55295
  273            4/25/2028               3/23/2028            4.89999            4.95027            5.00594             4.55094
  274            5/25/2028               4/23/2028            4.89827            4.94863            5.00472             4.54972
  275            6/25/2028               5/23/2028            4.89748            4.94825            5.00349             4.54849
  276            7/25/2028               6/23/2028            4.89539            4.94624            5.00223             4.54723
  277            8/25/2028               7/23/2028            4.89442            4.94505            5.00114             4.54614
  278            9/25/2028               8/23/2028            4.89310            4.94413            5.00099             4.54599
  279           10/25/2028               9/23/2028            4.89151            4.94199            4.99894             4.54394
  280           11/25/2028              10/23/2028            4.89125            4.94088            4.99795             4.54295
  281           12/25/2028              11/23/2028            4.88905            4.94004            4.99691             4.54191
  282            1/25/2029              12/23/2028            4.88890            4.93871            4.99602             4.54102
  283            2/25/2029               1/23/2029            4.88756            4.93746            4.99520             4.54020
  284            3/25/2029               2/23/2029            4.88522            4.93712            4.99434             4.53934
  285            4/25/2029               3/23/2029            4.88526            4.93662            4.99363             4.53863
  286            5/25/2029               4/23/2029            4.88402            4.93547            4.99292             4.53792
  287            6/25/2029               5/23/2029            4.88345            4.93533            4.99325             4.53825
  288            7/25/2029               6/23/2029            4.88227            4.93456            4.99161             4.53661
  289            8/25/2029               7/23/2029            4.88275            4.93354            4.99103             4.53603
  290            9/25/2029               8/23/2029            4.88095            4.93281            4.99029             4.53529
  291           10/25/2029               9/23/2029            4.87998            4.93127            4.98958             4.53458
  292           11/25/2029              10/23/2029            4.87996            4.93104            4.98874             4.53374


  293           12/25/2029              11/23/2029            4.87898            4.93082            4.98772             4.53272
  294            1/25/2030              12/23/2029            4.87872            4.93001            4.98663             4.53163
  295            2/25/2030               1/23/2030            4.87789            4.92926            4.98614             4.53114
  296            3/25/2030               2/23/2030            4.87643            4.92926            4.98421             4.52921
  297            4/25/2030               3/23/2030            4.87699            4.92877            4.98294             4.52794
  298            5/25/2030               4/23/2030            4.87723            4.92733            4.98143             4.52643
  299            6/25/2030               5/23/2030            4.87620            4.92615            4.97970             4.52470
  300            7/25/2030               6/23/2030            4.87513            4.92498            4.97813             4.52313
  301            8/25/2030               7/23/2030            4.87448            4.92347            4.97635             4.52135
  302            9/25/2030               8/23/2030            4.87182            4.92085            4.97440             4.51940
  303           10/25/2030               9/23/2030            4.86974            4.91821            4.97272             4.51772
  304           11/25/2030              10/23/2030            4.86823            4.91675            4.97163             4.51663
  305           12/25/2030              11/23/2030            4.86669            4.91526            4.96928             4.51428
  306            1/25/2031              12/23/2030            4.86453            4.91315            4.96816             4.51316
  307            2/25/2031               1/23/2031            4.86276            4.91143            4.96588             4.51088
  308            3/25/2031               2/23/2031            4.86024            4.90985            4.96437             4.50937
  309            4/25/2031               3/23/2031            4.85960            4.90897            4.96325             4.50825
  310            5/25/2031               4/23/2031            4.85823            4.90766            4.96201             4.50701
  311            6/25/2031               5/23/2031            4.85625            4.90572            4.96013             4.50513
  312            7/25/2031               6/23/2031            4.85445            4.90519            4.95874             4.50374
  313            8/25/2031               7/23/2031            4.85353            4.90312            4.95766             4.50266
  314            9/25/2031               8/23/2031            4.85165            4.90128            4.95589             4.50089
  315           10/25/2031               9/23/2031            4.85050            4.89927            4.95519             4.50019
  316           11/25/2031              10/23/2031            4.84868            4.89812            4.95318             4.49818
  317           12/25/2031              11/23/2031            4.84826            4.89653            4.95196             4.49696
  318            1/25/2032              12/23/2031            4.84581            4.89537            4.95057             4.49557
  319            2/25/2032               1/23/2032            4.84458            4.89388            4.94946             4.49446
  320            3/25/2032               2/23/2032            4.84269            4.89265            4.94830             4.49330
  321            4/25/2032               3/23/2032            4.84239            4.89273            4.94690             4.49190
  322            5/25/2032               4/23/2032            4.84047            4.89056            4.94573             4.49073
  323            6/25/2032               5/23/2032            4.83963            4.88978            4.94471             4.48971
  324            7/25/2032               6/23/2032            4.83843            4.88958            4.94429             4.48929
  325            8/25/2032               7/23/2032            4.83727            4.88754            4.94263             4.48763
  326            9/25/2032               8/23/2032            4.83679            4.88651            4.94168             4.48668
  327           10/25/2032               9/23/2032            4.83471            4.88479            4.94067             4.48567
  328           11/25/2032              10/23/2032            4.83406            4.88389            4.93984             4.48484
  329           12/25/2032              11/23/2032            4.83396            4.88261            4.93896             4.48396
  330            1/25/2033              12/23/2032            4.83256            4.88191            4.93804             4.48304
  331            2/25/2033               1/23/2033            4.83111            4.88082            4.93733             4.48233
  332            3/25/2033               2/23/2033            4.82926            4.87996            4.93720             4.48220
  333            4/25/2033               3/23/2033            4.82938            4.88048            4.93654             4.48154
  334            5/25/2033               4/23/2033            4.82821            4.87906            4.93519             4.48019
  335            6/25/2033               5/23/2033            4.82834            4.87864            4.93454             4.47954
  336            7/25/2033               6/23/2033            4.82657            4.87787            4.93386             4.47886
  337            8/25/2033               7/23/2033            4.82620            4.87726            4.93332             4.47832
  338            9/25/2033               8/23/2033            4.82578            4.87724            4.93276             4.47776
  339           10/25/2033               9/23/2033            4.82445            4.87533            4.93222             4.47722
  340           11/25/2033              10/23/2033            4.82415            4.87478            4.93176             4.47676
  341           12/25/2033              11/23/2033            4.82415            4.87391            4.93195             4.47695
  342            1/25/2034              12/23/2033            4.82353            4.87369            4.93085             4.47585
  343            2/25/2034               1/23/2034            4.82303            4.87293            4.93050             4.47550
  344            3/25/2034               2/23/2034            4.82091            4.87310            4.93013             4.47513
  345            4/25/2034               3/23/2034            4.82141            4.87305            4.92985             4.47485
  346            5/25/2034               4/23/2034            4.82067            4.87238            4.92958             4.47458
  347            6/25/2034               5/23/2034            4.82089            4.87301            4.92935             4.47435
  348            7/25/2034               6/23/2034            4.81986            4.87205            4.92913             4.47413
  349            8/25/2034               7/23/2034            4.81985            4.87179            4.92896             4.47396
  350            9/25/2034               8/23/2034            4.81953            4.87188            4.92938             4.47438
  351           10/25/2034               9/23/2034            4.81893            4.87070            4.92841             4.47341


  352           11/25/2034              10/23/2034            4.81964            4.87054            4.92803             4.47303
  353           12/25/2034              11/23/2034            4.81845            4.87039            4.92753             4.47253
  354            1/25/2035              12/23/2034            4.81923            4.87029            4.92699             4.47199
  355            2/25/2035               1/23/2035            4.81877            4.86990            4.92640             4.47140
  356            3/25/2035               2/23/2035            4.81737            4.86999            4.92566             4.47066
  357            4/25/2035               3/23/2035            4.81826            4.87025            4.92525             4.47025
  358            5/25/2035               4/23/2035            4.81789            4.86936            4.92440             4.46940
  359            6/25/2035               5/23/2035            4.81820            4.86922            4.92379             4.46879
  360            7/25/2035               6/23/2035            4.81761            4.86764            4.92244             4.46744
                                                   -------------------------------------------------------------------------------

        Libor + 200bps
        --------------------------------------------------------------------------------------------------
           Payment Date     LIBOR_1MO Vector     LIBOR_6MO Vector   LIBOR_1YR Vector   CMT_1YR Vector
        ==================================================================================================
   1             8/25/2005               5.43903            5.84939           6.04442             5.58942
   2             9/25/2005               5.60176            5.96021           6.10812             5.65312
   3            10/25/2005               5.80008            6.04355           6.15948             5.70448
   4            11/25/2005               5.91990            6.09597           6.18981             5.73481
   5            12/25/2005               5.99265            6.13274           6.21310             5.75810
   6             1/25/2006               6.08269            6.16068           6.22986             5.77486
   7             2/25/2006               6.06798            6.16872           6.24072             5.78572
   8             3/25/2006               6.08853            6.18594           6.25207             5.79707
   9             4/25/2006               6.12475            6.19731           6.26080             5.80580
  10             5/25/2006               6.13641            6.20404           6.26780             5.81280
  11             6/25/2006               6.14222            6.21166           6.27458             5.81958
  12             7/25/2006               6.15411            6.21778           6.28211             5.82711
  13             8/25/2006               6.16115            6.22879           6.28887             5.83387
  14             9/25/2006               6.16493            6.23461           6.29727             5.84227
  15            10/25/2006               6.17030            6.24029           6.30354             5.84854
  16            11/25/2006               6.17892            6.24711           6.31059             5.85559
  17            12/25/2006               6.18245            6.25485           6.31812             5.86312
  18             1/25/2007               6.22667            6.26199           6.32510             5.87010
  19             2/25/2007               6.19369            6.26383           6.33009             5.87509
  20             3/25/2007               6.20283            6.27363           6.33759             5.88259
  21             4/25/2007               6.21133            6.28102           6.34418             5.88918
  22             5/25/2007               6.21792            6.28764           6.35071             5.89571
  23             6/25/2007               6.22652            6.29503           6.35790             5.90290
  24             7/25/2007               6.23633            6.30147           6.36371             5.90871
  25             8/25/2007               6.24523            6.31034           6.36979             5.91479
  26             9/25/2007               6.24947            6.31638           6.37663             5.92163
  27            10/25/2007               6.25335            6.32088           6.38244             5.92744
  28            11/25/2007               6.25934            6.32702           6.38960             5.93460
  29            12/25/2007               6.26483            6.33339           6.39586             5.94086
  30             1/25/2008               6.29140            6.33973           6.40351             5.94851
  31             2/25/2008               6.27624            6.33868           6.40970             5.95470
  32             3/25/2008               6.28167            6.34574           6.41642             5.96142
  33             4/25/2008               6.28828            6.35253           6.42275             5.96775
  34             5/25/2008               6.29511            6.35990           6.43074             5.97574
  35             6/25/2008               6.30160            6.36722           6.43749             5.98249
  36             7/25/2008               6.31072            6.37469           6.44433             5.98933
  37             8/25/2008               6.31831            6.38450           6.45220             5.99720
  38             9/25/2008               6.32527            6.39157           6.45914             6.00414
  39            10/25/2008               6.33250            6.39743           6.46651             6.01151
  40            11/25/2008               6.33981            6.40518           6.47444             6.01944
  41            12/25/2008               6.34716            6.41187           6.48166             6.02666
  42             1/25/2009               6.37482            6.41969           6.49010             6.03510
  43             2/25/2009               6.36010            6.42084           6.49885             6.04385
  44             3/25/2009               6.36575            6.42764           6.50611             6.05111
  45             4/25/2009               6.37396            6.43580           6.51275             6.05775
  46             5/25/2009               6.38025            6.44377           6.52035             6.06535
  47             6/25/2009               6.38714            6.45201           6.52677             6.07177
  48             7/25/2009               6.39795            6.46045           6.53313             6.07813
  49             8/25/2009               6.40651            6.47451           6.53952             6.08452
  50             9/25/2009               6.41453            6.48129           6.54490             6.08990
  51            10/25/2009               6.42253            6.48696           6.55095             6.09595
  52            11/25/2009               6.43033            6.49338           6.55531             6.10031
  53            12/25/2009               6.43768            6.49838           6.56031             6.10531
  54             1/25/2010               6.48550            6.50403           6.56506             6.11006
  55             2/25/2010               6.44828            6.50264           6.56902             6.11402
  56             3/25/2010               6.45231            6.50628           6.57355             6.11855


  57             4/25/2010               6.45779            6.51144           6.57770             6.12270
  58             5/25/2010               6.46119            6.51433           6.58256             6.12756
  59             6/25/2010               6.46467            6.51870           6.58716             6.13216
  60             7/25/2010               6.46709            6.52360           6.59309             6.13809
  61             8/25/2010               6.47073            6.53434           6.59785             6.14285
  62             9/25/2010               6.47541            6.53906           6.60329             6.14829
  63            10/25/2010               6.47904            6.54389           6.60934             6.15434
  64            11/25/2010               6.48397            6.54914           6.61455             6.15955
  65            12/25/2010               6.48942            6.55434           6.62134             6.16634
  66             1/25/2011               6.53457            6.56106           6.62693             6.17193
  67             2/25/2011               6.49902            6.55878           6.63222             6.17722
  68             3/25/2011               6.50362            6.56490           6.63920             6.18420
  69             4/25/2011               6.51055            6.57179           6.64494             6.18994
  70             5/25/2011               6.51624            6.57706           6.65126             6.19626
  71             6/25/2011               6.52352            6.58280           6.65752             6.20252
  72             7/25/2011               6.52933            6.58883           6.66484             6.20984
  73             8/25/2011               6.53407            6.60118           6.67125             6.21625
  74             9/25/2011               6.53925            6.60791           6.67994             6.22494
  75            10/25/2011               6.54393            6.61312           6.68664             6.23164
  76            11/25/2011               6.54963            6.61994           6.69410             6.23910
  77            12/25/2011               6.55652            6.62689           6.70270             6.24770
  78             1/25/2012               6.60312            6.63557           6.71111             6.25611
  79             2/25/2012               6.56987            6.63620           6.71682             6.26182
  80             3/25/2012               6.57613            6.64568           6.72578             6.27078
  81             4/25/2012               6.58407            6.65393           6.73292             6.27792
  82             5/25/2012               6.59165            6.66190           6.74096             6.28596
  83             6/25/2012               6.60050            6.67111           6.75015             6.29515
  84             7/25/2012               6.60735            6.67955           6.75686             6.30186
  85             8/25/2012               6.61746            6.69066           6.76436             6.30936
  86             9/25/2012               6.62525            6.69936           6.77270             6.31770
  87            10/25/2012               6.63212            6.70513           6.77949             6.32449
  88            11/25/2012               6.64060            6.71284           6.78668             6.33168
  89            12/25/2012               6.64811            6.72082           6.79429             6.33929
  90             1/25/2013               6.67643            6.72755           6.80159             6.34659
  91             2/25/2013               6.66242            6.72997           6.80924             6.35424
  92             3/25/2013               6.66826            6.73772           6.81561             6.36061
  93             4/25/2013               6.67575            6.74441           6.82211             6.36711
  94             5/25/2013               6.68328            6.75097           6.82929             6.37429
  95             6/25/2013               6.68938            6.75933           6.83694             6.38194
  96             7/25/2013               6.69474            6.76577           6.84343             6.38843
  97             8/25/2013               6.70283            6.77678           6.85040             6.39540
  98             9/25/2013               6.70968            6.78361           6.85799             6.40299
  99            10/25/2013               6.71594            6.78904           6.86460             6.40960
  100           11/25/2013               6.72323            6.79628           6.87224             6.41724
  101           12/25/2013               6.73066            6.80366           6.87836             6.42336
  102            1/25/2014               6.75848            6.81038           6.88642             6.43142
  103            2/25/2014               6.74428            6.81355           6.89254             6.43754
  104            3/25/2014               6.74937            6.81984           6.89911             6.44411
  105            4/25/2014               6.75672            6.82671           6.90549             6.45049
  106            5/25/2014               6.76381            6.83378           6.91352             6.45852
  107            6/25/2014               6.77020            6.84065           6.92011             6.46511
  108            7/25/2014               6.77586            6.84780           6.92700             6.47200
  109            8/25/2014               6.78279            6.85712           6.93518             6.48018
  110            9/25/2014               6.78898            6.86389           6.94230             6.48730
  111           10/25/2014               6.79576            6.86953           6.95009             6.49509
  112           11/25/2014               6.80273            6.87751           6.95859             6.50359
  113           12/25/2014               6.81008            6.88452           6.96639             6.51139
  114            1/25/2015               6.83762            6.89294           6.97558             6.52058
  115            2/25/2015               6.82312            6.89639           6.98124             6.52624


  116            3/25/2015               6.82897            6.90391           6.98922             6.53422
  117            4/25/2015               6.83807            6.91308           6.99882             6.54382
  118            5/25/2015               6.84499            6.92190           7.00531             6.55031
  119            6/25/2015               6.85287            6.93106           7.01234             6.55734
  120            7/25/2015               6.86363            6.94039           7.02012             6.56512
  121            8/25/2015               6.87297            6.94767           7.02615             6.57115
  122            9/25/2015               6.88164            6.95499           7.03208             6.57708
  123           10/25/2015               6.89027            6.96305           7.03854             6.58354
  124           11/25/2015               6.89872            6.96827           7.04387             6.58887
  125           12/25/2015               6.90671            6.97354           7.04922             6.59422
  126            1/25/2016               6.91270            6.97966           7.05505             6.60005
  127            2/25/2016               6.91797            6.98326           7.05955             6.60455
  128            3/25/2016               6.92424            6.98777           7.06545             6.61045
  129            4/25/2016               6.92848            6.99349           7.06941             6.61441
  130            5/25/2016               6.93169            6.99716           7.07367             6.61867
  131            6/25/2016               6.93630            7.00233           7.07838             6.62338
  132            7/25/2016               6.93855            7.00783           7.08357             6.62857
  133            8/25/2016               6.94388            7.01275           7.08800             6.63300
  134            9/25/2016               6.95011            7.01891           7.09284             6.63784
  135           10/25/2016               6.95499            7.02245           7.09776             6.64276
  136           11/25/2016               6.96039            7.02697           7.10214             6.64714
  137           12/25/2016               6.96632            7.03114           7.10760             6.65260
  138            1/25/2017               6.97146            7.03618           7.11156             6.65656
  139            2/25/2017               6.97561            7.03948           7.11557             6.66057
  140            3/25/2017               6.97819            7.04471           7.12022             6.66522
  141            4/25/2017               6.98315            7.04894           7.12410             6.66910
  142            5/25/2017               6.98640            7.05254           7.12805             6.67305
  143            6/25/2017               6.99077            7.05806           7.13206             6.67706
  144            7/25/2017               6.99713            7.06183           7.13625             6.68125
  145            8/25/2017               7.00186            7.06609           7.14000             6.68500
  146            9/25/2017               7.00676            7.07091           7.14532             6.69032
  147           10/25/2017               7.01101            7.07382           7.14814             6.69314
  148           11/25/2017               7.01655            7.07763           7.15210             6.69710
  149           12/25/2017               7.01976            7.08195           7.15639             6.70139
  150            1/25/2018               7.02481            7.08487           7.16019             6.70519
  151            2/25/2018               7.02787            7.08749           7.16372             6.70872
  152            3/25/2018               7.02984            7.09194           7.16743             6.71243
  153            4/25/2018               7.03399            7.09583           7.17046             6.71546
  154            5/25/2018               7.03653            7.09930           7.17344             6.71844
  155            6/25/2018               7.03963            7.10420           7.17728             6.72228
  156            7/25/2018               7.04197            7.10840           7.17848             6.72348
  157            8/25/2018               7.04872            7.11198           7.18038             6.72538
  158            9/25/2018               7.05324            7.11580           7.18205             6.72705
  159           10/25/2018               7.05693            7.11706           7.18307             6.72807
  160           11/25/2018               7.06145            7.11935           7.18386             6.72886
  161           12/25/2018               7.06418            7.12091           7.18439             6.72939
  162            1/25/2019               7.06681            7.12091           7.18465             6.72965
  163            2/25/2019               7.06782            7.12022           7.18543             6.73043
  164            3/25/2019               7.06748            7.12039           7.18459             6.72959
  165            4/25/2019               7.06856            7.12030           7.18475             6.72975
  166            5/25/2019               7.06849            7.11957           7.18517             6.73017
  167            6/25/2019               7.06617            7.12014           7.18409             6.72909
  168            7/25/2019               7.06399            7.12026           7.18380             6.72880
  169            8/25/2019               7.06547            7.12106           7.18423             6.72923
  170            9/25/2019               7.06576            7.12067           7.18317             6.72817
  171           10/25/2019               7.06606            7.12000           7.18280             6.72780
  172           11/25/2019               7.06686            7.12084           7.18274             6.72774
  173           12/25/2019               7.06740            7.11965           7.18192             6.72692
  174            1/25/2020               7.06695            7.11953           7.18215             6.72715


  175            2/25/2020               7.06658            7.11749           7.18097             6.72597
  176            3/25/2020               7.06531            7.11659           7.18056             6.72556
  177            4/25/2020               7.06585            7.11653           7.17983             6.72483
  178            5/25/2020               7.06361            7.11550           7.17948             6.72448
  179            6/25/2020               7.06261            7.11585           7.17925             6.72425
  180            7/25/2020               7.05720            7.11642           7.17911             6.72411
  181            8/25/2020               7.05677            7.11544           7.17907             6.72407
  182            9/25/2020               7.05701            7.11555           7.17900             6.72400
  183           10/25/2020               7.05721            7.11452           7.17960             6.72460
  184           11/25/2020               7.05770            7.11487           7.17868             6.72368
  185           12/25/2020               7.05849            7.11445           7.17880             6.72380
  186            1/25/2021               7.05744            7.11466           7.17809             6.72309
  187            2/25/2021               7.05741            7.11450           7.17776             6.72276
  188            3/25/2021               7.05625            7.11390           7.17732             6.72232
  189            4/25/2021               7.05753            7.11539           7.17687             6.72187
  190            5/25/2021               7.05661            7.11396           7.17630             6.72130
  191            6/25/2021               7.05670            7.11426           7.17572             6.72072
  192            7/25/2021               7.05638            7.11413           7.17575             6.72075
  193            8/25/2021               7.05599            7.11288           7.17430             6.71930
  194            9/25/2021               7.05625            7.11229           7.17352             6.71852
  195           10/25/2021               7.05468            7.11089           7.17260             6.71760
  196           11/25/2021               7.05486            7.11023           7.17176             6.71676
  197           12/25/2021               7.05421            7.10908           7.17143             6.71643
  198            1/25/2022               7.05316            7.10855           7.16965             6.71465
  199            2/25/2022               7.05249            7.10739           7.16865             6.71365
  200            3/25/2022               7.05067            7.10643           7.16816             6.71316
  201            4/25/2022               7.05092            7.10687           7.16704             6.71204
  202            5/25/2022               7.04967            7.10511           7.16507             6.71007
  203            6/25/2022               7.04975            7.10434           7.16376             6.70876
  204            7/25/2022               7.04764            7.10306           7.16225             6.70725
  205            8/25/2022               7.04699            7.10192           7.16091             6.70591
  206            9/25/2022               7.04618            7.10127           7.15938             6.70438
  207           10/25/2022               7.04426            7.09850           7.15772             6.70272
  208           11/25/2022               7.04341            7.09715           7.15617             6.70117
  209           12/25/2022               7.04275            7.09532           7.15511             6.70011
  210            1/25/2023               7.04127            7.09399           7.15254             6.69754
  211            2/25/2023               7.03997            7.09219           7.15087             6.69587
  212            3/25/2023               7.03673            7.09106           7.14884             6.69384
  213            4/25/2023               7.03630            7.08981           7.14738             6.69238
  214            5/25/2023               7.03446            7.08780           7.14548             6.69048
  215            6/25/2023               7.03350            7.08698           7.14444             6.68944
  216            7/25/2023               7.03106            7.08434           7.14124             6.68624
  217            8/25/2023               7.02971            7.08249           7.13917             6.68417
  218            9/25/2023               7.02786            7.08077           7.13754             6.68254
  219           10/25/2023               7.02563            7.07772           7.13456             6.67956
  220           11/25/2023               7.02468            7.07595           7.13224             6.67724
  221           12/25/2023               7.02157            7.07358           7.12961             6.67461
  222            1/25/2024               7.02050            7.07137           7.12717             6.67217
  223            2/25/2024               7.01818            7.06887           7.12538             6.67038
  224            3/25/2024               7.01496            7.06671           7.12202             6.66702
  225            4/25/2024               7.01354            7.06480           7.11927             6.66427
  226            5/25/2024               7.01185            7.06197           7.11650             6.66150
  227            6/25/2024               7.00869            7.05984           7.11349             6.65849
  228            7/25/2024               7.00618            7.05746           7.11088             6.65588
  229            8/25/2024               7.00469            7.05515           7.10803             6.65303
  230            9/25/2024               7.00136            7.05160           7.10484             6.64984
  231           10/25/2024               6.99861            7.04805           7.10200             6.64700
  232           11/25/2024               6.99633            7.04557           7.09964             6.64464
  233           12/25/2024               6.99390            7.04294           7.09595             6.64095


  234            1/25/2025               6.99072            7.03954           7.09337             6.63837
  235            2/25/2025               6.98787            7.03648           7.08967             6.63467
  236            3/25/2025               6.98425            7.03359           7.08679             6.63179
  237            4/25/2025               6.98247            7.03139           7.08402             6.62902
  238            5/25/2025               6.97974            7.02859           7.08159             6.62659
  239            6/25/2025               6.97627            7.02542           7.07788             6.62288
  240            7/25/2025               6.97399            7.02319           7.07512             6.62012
  241            8/25/2025               6.97163            7.01971           7.07292             6.61792
  242            9/25/2025               6.96826            7.01639           7.06936             6.61436
  243           10/25/2025               6.96572            7.01271           7.06664             6.61164
  244           11/25/2025               6.96274            7.01009           7.06380             6.60880
  245           12/25/2025               6.96067            7.00748           7.06126             6.60626
  246            1/25/2026               6.95672            7.00449           7.05835             6.60335
  247            2/25/2026               6.95425            7.00206           7.05599             6.60099
  248            3/25/2026               6.95074            6.99920           7.05351             6.59851
  249            4/25/2026               6.94983            6.99777           7.05124             6.59624
  250            5/25/2026               6.94615            6.99475           7.04861             6.59361
  251            6/25/2026               6.94405            6.99271           7.04635             6.59135
  252            7/25/2026               6.94191            6.99095           7.04405             6.58905
  253            8/25/2026               6.93906            6.98785           7.04165             6.58665
  254            9/25/2026               6.93679            6.98565           7.03952             6.58452
  255           10/25/2026               6.93441            6.98241           7.03792             6.58292
  256           11/25/2026               6.93208            6.98045           7.03511             6.58011
  257           12/25/2026               6.93046            6.97800           7.03305             6.57805
  258            1/25/2027               6.92748            6.97599           7.03115             6.57615
  259            2/25/2027               6.92549            6.97407           7.02900             6.57400
  260            3/25/2027               6.92244            6.97169           7.02701             6.57201
  261            4/25/2027               6.92174            6.97139           7.02621             6.57121
  262            5/25/2027               6.91901            6.96842           7.02362             6.56862
  263            6/25/2027               6.91743            6.96691           7.02190             6.56690
  264            7/25/2027               6.91546            6.96595           7.02042             6.56542
  265            8/25/2027               6.91354            6.96317           7.01835             6.56335
  266            9/25/2027               6.91233            6.96143           7.01671             6.56171
  267           10/25/2027               6.90947            6.95895           7.01495             6.55995
  268           11/25/2027               6.90816            6.95772           7.01351             6.55851
  269           12/25/2027               6.90735            6.95575           7.01259             6.55759
  270            1/25/2028               6.90519            6.95430           7.01030             6.55530
  271            2/25/2028               6.90314            6.95263           7.00904             6.55404
  272            3/25/2028               6.90154            6.95111           7.00795             6.55295
  273            4/25/2028               6.89999            6.95027           7.00594             6.55094
  274            5/25/2028               6.89827            6.94863           7.00472             6.54972
  275            6/25/2028               6.89748            6.94825           7.00349             6.54849
  276            7/25/2028               6.89539            6.94624           7.00223             6.54723
  277            8/25/2028               6.89442            6.94505           7.00114             6.54614
  278            9/25/2028               6.89310            6.94413           7.00099             6.54599
  279           10/25/2028               6.89151            6.94199           6.99894             6.54394
  280           11/25/2028               6.89125            6.94088           6.99795             6.54295
  281           12/25/2028               6.88905            6.94004           6.99691             6.54191
  282            1/25/2029               6.88890            6.93871           6.99602             6.54102
  283            2/25/2029               6.88756            6.93746           6.99520             6.54020
  284            3/25/2029               6.88522            6.93712           6.99434             6.53934
  285            4/25/2029               6.88526            6.93662           6.99363             6.53863
  286            5/25/2029               6.88402            6.93547           6.99292             6.53792
  287            6/25/2029               6.88345            6.93533           6.99325             6.53825
  288            7/25/2029               6.88227            6.93456           6.99161             6.53661
  289            8/25/2029               6.88275            6.93354           6.99103             6.53603
  290            9/25/2029               6.88095            6.93281           6.99029             6.53529
  291           10/25/2029               6.87998            6.93127           6.98958             6.53458
  292           11/25/2029               6.87996            6.93104           6.98874             6.53374


  293           12/25/2029               6.87898            6.93082           6.98772             6.53272
  294            1/25/2030               6.87872            6.93001           6.98663             6.53163
  295            2/25/2030               6.87789            6.92926           6.98614             6.53114
  296            3/25/2030               6.87643            6.92926           6.98421             6.52921
  297            4/25/2030               6.87699            6.92877           6.98294             6.52794
  298            5/25/2030               6.87723            6.92733           6.98143             6.52643
  299            6/25/2030               6.87620            6.92615           6.97970             6.52470
  300            7/25/2030               6.87513            6.92498           6.97813             6.52313
  301            8/25/2030               6.87448            6.92347           6.97635             6.52135
  302            9/25/2030               6.87182            6.92085           6.97440             6.51940
  303           10/25/2030               6.86974            6.91821           6.97272             6.51772
  304           11/25/2030               6.86823            6.91675           6.97163             6.51663
  305           12/25/2030               6.86669            6.91526           6.96928             6.51428
  306            1/25/2031               6.86453            6.91315           6.96816             6.51316
  307            2/25/2031               6.86276            6.91143           6.96588             6.51088
  308            3/25/2031               6.86024            6.90985           6.96437             6.50937
  309            4/25/2031               6.85960            6.90897           6.96325             6.50825
  310            5/25/2031               6.85823            6.90766           6.96201             6.50701
  311            6/25/2031               6.85625            6.90572           6.96013             6.50513
  312            7/25/2031               6.85445            6.90519           6.95874             6.50374
  313            8/25/2031               6.85353            6.90312           6.95766             6.50266
  314            9/25/2031               6.85165            6.90128           6.95589             6.50089
  315           10/25/2031               6.85050            6.89927           6.95519             6.50019
  316           11/25/2031               6.84868            6.89812           6.95318             6.49818
  317           12/25/2031               6.84826            6.89653           6.95196             6.49696
  318            1/25/2032               6.84581            6.89537           6.95057             6.49557
  319            2/25/2032               6.84458            6.89388           6.94946             6.49446
  320            3/25/2032               6.84269            6.89265           6.94830             6.49330
  321            4/25/2032               6.84239            6.89273           6.94690             6.49190
  322            5/25/2032               6.84047            6.89056           6.94573             6.49073
  323            6/25/2032               6.83963            6.88978           6.94471             6.48971
  324            7/25/2032               6.83843            6.88958           6.94429             6.48929
  325            8/25/2032               6.83727            6.88754           6.94263             6.48763
  326            9/25/2032               6.83679            6.88651           6.94168             6.48668
  327           10/25/2032               6.83471            6.88479           6.94067             6.48567
  328           11/25/2032               6.83406            6.88389           6.93984             6.48484
  329           12/25/2032               6.83396            6.88261           6.93896             6.48396
  330            1/25/2033               6.83256            6.88191           6.93804             6.48304
  331            2/25/2033               6.83111            6.88082           6.93733             6.48233
  332            3/25/2033               6.82926            6.87996           6.93720             6.48220
  333            4/25/2033               6.82938            6.88048           6.93654             6.48154
  334            5/25/2033               6.82821            6.87906           6.93519             6.48019
  335            6/25/2033               6.82834            6.87864           6.93454             6.47954
  336            7/25/2033               6.82657            6.87787           6.93386             6.47886
  337            8/25/2033               6.82620            6.87726           6.93332             6.47832
  338            9/25/2033               6.82578            6.87724           6.93276             6.47776
  339           10/25/2033               6.82445            6.87533           6.93222             6.47722
  340           11/25/2033               6.82415            6.87478           6.93176             6.47676
  341           12/25/2033               6.82415            6.87391           6.93195             6.47695
  342            1/25/2034               6.82353            6.87369           6.93085             6.47585
  343            2/25/2034               6.82303            6.87293           6.93050             6.47550
  344            3/25/2034               6.82091            6.87310           6.93013             6.47513
  345            4/25/2034               6.82141            6.87305           6.92985             6.47485
  346            5/25/2034               6.82067            6.87238           6.92958             6.47458
  347            6/25/2034               6.82089            6.87301           6.92935             6.47435
  348            7/25/2034               6.81986            6.87205           6.92913             6.47413
  349            8/25/2034               6.81985            6.87179           6.92896             6.47396
  350            9/25/2034               6.81953            6.87188           6.92938             6.47438
  351           10/25/2034               6.81893            6.87070           6.92841             6.47341


  352           11/25/2034               6.81964            6.87054           6.92803             6.47303
  353           12/25/2034               6.81845            6.87039           6.92753             6.47253
  354            1/25/2035               6.81923            6.87029           6.92699             6.47199
  355            2/25/2035               6.81877            6.86990           6.92640             6.47140
  356            3/25/2035               6.81737            6.86999           6.92566             6.47066
  357            4/25/2035               6.81826            6.87025           6.92525             6.47025
  358            5/25/2035               6.81789            6.86936           6.92440             6.46940
  359            6/25/2035               6.81820            6.86922           6.92379             6.46879
  360            7/25/2035               6.81761            6.86764           6.92244             6.46744
                             -----------------------------------------------------------------------------

Silent Second %:                54.03%
Combined Loan-To-Value:         84.90%
RA expected cum losses:
    S&P                  0.50%
    Moodys               1.00%
Interest Only WA Fico:          715
Interest Only COLTV:            85.35%
Interest Only Full Doc:         44.08%
Interest Only WA Per Cap:       2.86%
WA DTI:                         37.28%

High Periodic Caps: The 12% caps represent the GreenPoint 1m and 6m ARM program, which has a 12% lifetime rate cap with no initial or periodic caps. The 6% caps are similar, in which there is a 6% periodic cap with a 12% lifetime rate cap (essentially the 6% periodic cap raises the rate to 12% for most of these loans).

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

                       Libor Forward Curve as of 07/11/05 Close
        ---------------------------------------------------------------------------------------
         Payment Date   LIBOR_1MO Vector  LIBOR_6MO Vector  LIBOR_1YR Vector   CMT_1YR Vector
        =======================================================================================
   1         8/25/2005      3.43903           3.84939            4.04442           3.58942
   2         9/25/2005      3.60176           3.96021            4.10812           3.65312
   3        10/25/2005      3.80008           4.04355            4.15948           3.70448
   4        11/25/2005      3.91990           4.09597            4.18981           3.73481
   5        12/25/2005      3.99265           4.13274            4.21310           3.75810
   6         1/25/2006      4.08269           4.16068            4.22986           3.77486
   7         2/25/2006      4.06798           4.16872            4.24072           3.78572
   8         3/25/2006      4.08853           4.18594            4.25207           3.79707
   9         4/25/2006      4.12475           4.19731            4.26080           3.80580
  10         5/25/2006      4.13641           4.20404            4.26780           3.81280
  11         6/25/2006      4.14222           4.21166            4.27458           3.81958
  12         7/25/2006      4.15411           4.21778            4.28211           3.82711
  13         8/25/2006      4.16115           4.22879            4.28887           3.83387
  14         9/25/2006      4.16493           4.23461            4.29727           3.84227
  15        10/25/2006      4.17030           4.24029            4.30354           3.84854
  16        11/25/2006      4.17892           4.24711            4.31059           3.85559
  17        12/25/2006      4.18245           4.25485            4.31812           3.86312
  18         1/25/2007      4.22667           4.26199            4.32510           3.87010
  19         2/25/2007      4.19369           4.26383            4.33009           3.87509
  20         3/25/2007      4.20283           4.27363            4.33759           3.88259
  21         4/25/2007      4.21133           4.28102            4.34418           3.88918
  22         5/25/2007      4.21792           4.28764            4.35071           3.89571
  23         6/25/2007      4.22652           4.29503            4.35790           3.90290
  24         7/25/2007      4.23633           4.30147            4.36371           3.90871
  25         8/25/2007      4.24523           4.31034            4.36979           3.91479
  26         9/25/2007      4.24947           4.31638            4.37663           3.92163
  27        10/25/2007      4.25335           4.32088            4.38244           3.92744
  28        11/25/2007      4.25934           4.32702            4.38960           3.93460
  29        12/25/2007      4.26483           4.33339            4.39586           3.94086
  30         1/25/2008      4.29140           4.33973            4.40351           3.94851
  31         2/25/2008      4.27624           4.33868            4.40970           3.95470
  32         3/25/2008      4.28167           4.34574            4.41642           3.96142
  33         4/25/2008      4.28828           4.35253            4.42275           3.96775
  34         5/25/2008      4.29511           4.35990            4.43074           3.97574
  35         6/25/2008      4.30160           4.36722            4.43749           3.98249
  36         7/25/2008      4.31072           4.37469            4.44433           3.98933
  37         8/25/2008      4.31831           4.38450            4.45220           3.99720
  38         9/25/2008      4.32527           4.39157            4.45914           4.00414
  39        10/25/2008      4.33250           4.39743            4.46651           4.01151
  40        11/25/2008      4.33981           4.40518            4.47444           4.01944
  41        12/25/2008      4.34716           4.41187            4.48166           4.02666
  42         1/25/2009      4.37482           4.41969            4.49010           4.03510
  43         2/25/2009      4.36010           4.42084            4.49885           4.04385
  44         3/25/2009      4.36575           4.42764            4.50611           4.05111
  45         4/25/2009      4.37396           4.43580            4.51275           4.05775
  46         5/25/2009      4.38025           4.44377            4.52035           4.06535
  47         6/25/2009      4.38714           4.45201            4.52677           4.07177
  48         7/25/2009      4.39795           4.46045            4.53313           4.07813
  49         8/25/2009      4.40651           4.47451            4.53952           4.08452


  50         9/25/2009      4.41453           4.48129            4.54490           4.08990
  51        10/25/2009      4.42253           4.48696            4.55095           4.09595
  52        11/25/2009      4.43033           4.49338            4.55531           4.10031
  53        12/25/2009      4.43768           4.49838            4.56031           4.10531
  54         1/25/2010      4.48550           4.50403            4.56506           4.11006
  55         2/25/2010      4.44828           4.50264            4.56902           4.11402
  56         3/25/2010      4.45231           4.50628            4.57355           4.11855
  57         4/25/2010      4.45779           4.51144            4.57770           4.12270
  58         5/25/2010      4.46119           4.51433            4.58256           4.12756
  59         6/25/2010      4.46467           4.51870            4.58716           4.13216
  60         7/25/2010      4.46709           4.52360            4.59309           4.13809
  61         8/25/2010      4.47073           4.53434            4.59785           4.14285
  62         9/25/2010      4.47541           4.53906            4.60329           4.14829
  63        10/25/2010      4.47904           4.54389            4.60934           4.15434
  64        11/25/2010      4.48397           4.54914            4.61455           4.15955
  65        12/25/2010      4.48942           4.55434            4.62134           4.16634
  66         1/25/2011      4.53457           4.56106            4.62693           4.17193
  67         2/25/2011      4.49902           4.55878            4.63222           4.17722
  68         3/25/2011      4.50362           4.56490            4.63920           4.18420
  69         4/25/2011      4.51055           4.57179            4.64494           4.18994
  70         5/25/2011      4.51624           4.57706            4.65126           4.19626
  71         6/25/2011      4.52352           4.58280            4.65752           4.20252
  72         7/25/2011      4.52933           4.58883            4.66484           4.20984
  73         8/25/2011      4.53407           4.60118            4.67125           4.21625
  74         9/25/2011      4.53925           4.60791            4.67994           4.22494
  75        10/25/2011      4.54393           4.61312            4.68664           4.23164
  76        11/25/2011      4.54963           4.61994            4.69410           4.23910
  77        12/25/2011      4.55652           4.62689            4.70270           4.24770
  78         1/25/2012      4.60312           4.63557            4.71111           4.25611
  79         2/25/2012      4.56987           4.63620            4.71682           4.26182
  80         3/25/2012      4.57613           4.64568            4.72578           4.27078
  81         4/25/2012      4.58407           4.65393            4.73292           4.27792
  82         5/25/2012      4.59165           4.66190            4.74096           4.28596
  83         6/25/2012      4.60050           4.67111            4.75015           4.29515
  84         7/25/2012      4.60735           4.67955            4.75686           4.30186
  85         8/25/2012      4.61746           4.69066            4.76436           4.30936
  86         9/25/2012      4.62525           4.69936            4.77270           4.31770
  87        10/25/2012      4.63212           4.70513            4.77949           4.32449
  88        11/25/2012      4.64060           4.71284            4.78668           4.33168
  89        12/25/2012      4.64811           4.72082            4.79429           4.33929
  90         1/25/2013      4.67643           4.72755            4.80159           4.34659
  91         2/25/2013      4.66242           4.72997            4.80924           4.35424
  92         3/25/2013      4.66826           4.73772            4.81561           4.36061
  93         4/25/2013      4.67575           4.74441            4.82211           4.36711
  94         5/25/2013      4.68328           4.75097            4.82929           4.37429
  95         6/25/2013      4.68938           4.75933            4.83694           4.38194
  96         7/25/2013      4.69474           4.76577            4.84343           4.38843
  97         8/25/2013      4.70283           4.77678            4.85040           4.39540
  98         9/25/2013      4.70968           4.78361            4.85799           4.40299
  99        10/25/2013      4.71594           4.78904            4.86460           4.40960
  100       11/25/2013      4.72323           4.79628            4.87224           4.41724
  101       12/25/2013      4.73066           4.80366            4.87836           4.42336
  102        1/25/2014      4.75848           4.81038            4.88642           4.43142
  103        2/25/2014      4.74428           4.81355            4.89254           4.43754
  104        3/25/2014      4.74937           4.81984            4.89911           4.44411
  105        4/25/2014      4.75672           4.82671            4.90549           4.45049
  106        5/25/2014      4.76381           4.83378            4.91352           4.45852
  107        6/25/2014      4.77020           4.84065            4.92011           4.46511


  108        7/25/2014      4.77586           4.84780            4.92700           4.47200
  109        8/25/2014      4.78279           4.85712            4.93518           4.48018
  110        9/25/2014      4.78898           4.86389            4.94230           4.48730
  111       10/25/2014      4.79576           4.86953            4.95009           4.49509
  112       11/25/2014      4.80273           4.87751            4.95859           4.50359
  113       12/25/2014      4.81008           4.88452            4.96639           4.51139
  114        1/25/2015      4.83762           4.89294            4.97558           4.52058
  115        2/25/2015      4.82312           4.89639            4.98124           4.52624
  116        3/25/2015      4.82897           4.90391            4.98922           4.53422
  117        4/25/2015      4.83807           4.91308            4.99882           4.54382
  118        5/25/2015      4.84499           4.92190            5.00531           4.55031
  119        6/25/2015      4.85287           4.93106            5.01234           4.55734
  120        7/25/2015      4.86363           4.94039            5.02012           4.56512
  121        8/25/2015      4.87297           4.94767            5.02615           4.57115
  122        9/25/2015      4.88164           4.95499            5.03208           4.57708
  123       10/25/2015      4.89027           4.96305            5.03854           4.58354
  124       11/25/2015      4.89872           4.96827            5.04387           4.58887
  125       12/25/2015      4.90671           4.97354            5.04922           4.59422
  126        1/25/2016      4.91270           4.97966            5.05505           4.60005
  127        2/25/2016      4.91797           4.98326            5.05955           4.60455
  128        3/25/2016      4.92424           4.98777            5.06545           4.61045
  129        4/25/2016      4.92848           4.99349            5.06941           4.61441
  130        5/25/2016      4.93169           4.99716            5.07367           4.61867
  131        6/25/2016      4.93630           5.00233            5.07838           4.62338
  132        7/25/2016      4.93855           5.00783            5.08357           4.62857
  133        8/25/2016      4.94388           5.01275            5.08800           4.63300
  134        9/25/2016      4.95011           5.01891            5.09284           4.63784
  135       10/25/2016      4.95499           5.02245            5.09776           4.64276
  136       11/25/2016      4.96039           5.02697            5.10214           4.64714
  137       12/25/2016      4.96632           5.03114            5.10760           4.65260
  138        1/25/2017      4.97146           5.03618            5.11156           4.65656
  139        2/25/2017      4.97561           5.03948            5.11557           4.66057
  140        3/25/2017      4.97819           5.04471            5.12022           4.66522
  141        4/25/2017      4.98315           5.04894            5.12410           4.66910
  142        5/25/2017      4.98640           5.05254            5.12805           4.67305
  143        6/25/2017      4.99077           5.05806            5.13206           4.67706
  144        7/25/2017      4.99713           5.06183            5.13625           4.68125
  145        8/25/2017      5.00186           5.06609            5.14000           4.68500
  146        9/25/2017      5.00676           5.07091            5.14532           4.69032
  147       10/25/2017      5.01101           5.07382            5.14814           4.69314
  148       11/25/2017      5.01655           5.07763            5.15210           4.69710
  149       12/25/2017      5.01976           5.08195            5.15639           4.70139
  150        1/25/2018      5.02481           5.08487            5.16019           4.70519
  151        2/25/2018      5.02787           5.08749            5.16372           4.70872
  152        3/25/2018      5.02984           5.09194            5.16743           4.71243
  153        4/25/2018      5.03399           5.09583            5.17046           4.71546
  154        5/25/2018      5.03653           5.09930            5.17344           4.71844
  155        6/25/2018      5.03963           5.10420            5.17728           4.72228
  156        7/25/2018      5.04197           5.10840            5.17848           4.72348
  157        8/25/2018      5.04872           5.11198            5.18038           4.72538
  158        9/25/2018      5.05324           5.11580            5.18205           4.72705
  159       10/25/2018      5.05693           5.11706            5.18307           4.72807
  160       11/25/2018      5.06145           5.11935            5.18386           4.72886
  161       12/25/2018      5.06418           5.12091            5.18439           4.72939
  162        1/25/2019      5.06681           5.12091            5.18465           4.72965
  163        2/25/2019      5.06782           5.12022            5.18543           4.73043
  164        3/25/2019      5.06748           5.12039            5.18459           4.72959
  165        4/25/2019      5.06856           5.12030            5.18475           4.72975
  166        5/25/2019      5.06849           5.11957            5.18517           4.73017


  167        6/25/2019      5.06617           5.12014            5.18409           4.72909
  168        7/25/2019      5.06399           5.12026            5.18380           4.72880
  169        8/25/2019      5.06547           5.12106            5.18423           4.72923
  170        9/25/2019      5.06576           5.12067            5.18317           4.72817
  171       10/25/2019      5.06606           5.12000            5.18280           4.72780
  172       11/25/2019      5.06686           5.12084            5.18274           4.72774
  173       12/25/2019      5.06740           5.11965            5.18192           4.72692
  174        1/25/2020      5.06695           5.11953            5.18215           4.72715
  175        2/25/2020      5.06658           5.11749            5.18097           4.72597
  176        3/25/2020      5.06531           5.11659            5.18056           4.72556
  177        4/25/2020      5.06585           5.11653            5.17983           4.72483
  178        5/25/2020      5.06361           5.11550            5.17948           4.72448
  179        6/25/2020      5.06261           5.11585            5.17925           4.72425
  180        7/25/2020      5.05720           5.11642            5.17911           4.72411
  181        8/25/2020      5.05677           5.11544            5.17907           4.72407
  182        9/25/2020      5.05701           5.11555            5.17900           4.72400
  183       10/25/2020      5.05721           5.11452            5.17960           4.72460
  184       11/25/2020      5.05770           5.11487            5.17868           4.72368
  185       12/25/2020      5.05849           5.11445            5.17880           4.72380
  186        1/25/2021      5.05744           5.11466            5.17809           4.72309
  187        2/25/2021      5.05741           5.11450            5.17776           4.72276
  188        3/25/2021      5.05625           5.11390            5.17732           4.72232
  189        4/25/2021      5.05753           5.11539            5.17687           4.72187
  190        5/25/2021      5.05661           5.11396            5.17630           4.72130
  191        6/25/2021      5.05670           5.11426            5.17572           4.72072
  192        7/25/2021      5.05638           5.11413            5.17575           4.72075
  193        8/25/2021      5.05599           5.11288            5.17430           4.71930
  194        9/25/2021      5.05625           5.11229            5.17352           4.71852
  195       10/25/2021      5.05468           5.11089            5.17260           4.71760
  196       11/25/2021      5.05486           5.11023            5.17176           4.71676
  197       12/25/2021      5.05421           5.10908            5.17143           4.71643
  198        1/25/2022      5.05316           5.10855            5.16965           4.71465
  199        2/25/2022      5.05249           5.10739            5.16865           4.71365
  200        3/25/2022      5.05067           5.10643            5.16816           4.71316
  201        4/25/2022      5.05092           5.10687            5.16704           4.71204
  202        5/25/2022      5.04967           5.10511            5.16507           4.71007
  203        6/25/2022      5.04975           5.10434            5.16376           4.70876
  204        7/25/2022      5.04764           5.10306            5.16225           4.70725
  205        8/25/2022      5.04699           5.10192            5.16091           4.70591
  206        9/25/2022      5.04618           5.10127            5.15938           4.70438
  207       10/25/2022      5.04426           5.09850            5.15772           4.70272
  208       11/25/2022      5.04341           5.09715            5.15617           4.70117
  209       12/25/2022      5.04275           5.09532            5.15511           4.70011
  210        1/25/2023      5.04127           5.09399            5.15254           4.69754
  211        2/25/2023      5.03997           5.09219            5.15087           4.69587
  212        3/25/2023      5.03673           5.09106            5.14884           4.69384
  213        4/25/2023      5.03630           5.08981            5.14738           4.69238
  214        5/25/2023      5.03446           5.08780            5.14548           4.69048
  215        6/25/2023      5.03350           5.08698            5.14444           4.68944
  216        7/25/2023      5.03106           5.08434            5.14124           4.68624
  217        8/25/2023      5.02971           5.08249            5.13917           4.68417
  218        9/25/2023      5.02786           5.08077            5.13754           4.68254
  219       10/25/2023      5.02563           5.07772            5.13456           4.67956
  220       11/25/2023      5.02468           5.07595            5.13224           4.67724
  221       12/25/2023      5.02157           5.07358            5.12961           4.67461
  222        1/25/2024      5.02050           5.07137            5.12717           4.67217
  223        2/25/2024      5.01818           5.06887            5.12538           4.67038
  224        3/25/2024      5.01496           5.06671            5.12202           4.66702
  225        4/25/2024      5.01354           5.06480            5.11927           4.66427


  226        5/25/2024      5.01185           5.06197            5.11650           4.66150
  227        6/25/2024      5.00869           5.05984            5.11349           4.65849
  228        7/25/2024      5.00618           5.05746            5.11088           4.65588
  229        8/25/2024      5.00469           5.05515            5.10803           4.65303
  230        9/25/2024      5.00136           5.05160            5.10484           4.64984
  231       10/25/2024      4.99861           5.04805            5.10200           4.64700
  232       11/25/2024      4.99633           5.04557            5.09964           4.64464
  233       12/25/2024      4.99390           5.04294            5.09595           4.64095
  234        1/25/2025      4.99072           5.03954            5.09337           4.63837
  235        2/25/2025      4.98787           5.03648            5.08967           4.63467
  236        3/25/2025      4.98425           5.03359            5.08679           4.63179
  237        4/25/2025      4.98247           5.03139            5.08402           4.62902
  238        5/25/2025      4.97974           5.02859            5.08159           4.62659
  239        6/25/2025      4.97627           5.02542            5.07788           4.62288
  240        7/25/2025      4.97399           5.02319            5.07512           4.62012
  241        8/25/2025      4.97163           5.01971            5.07292           4.61792
  242        9/25/2025      4.96826           5.01639            5.06936           4.61436
  243       10/25/2025      4.96572           5.01271            5.06664           4.61164
  244       11/25/2025      4.96274           5.01009            5.06380           4.60880
  245       12/25/2025      4.96067           5.00748            5.06126           4.60626
  246        1/25/2026      4.95672           5.00449            5.05835           4.60335
  247        2/25/2026      4.95425           5.00206            5.05599           4.60099
  248        3/25/2026      4.95074           4.99920            5.05351           4.59851
  249        4/25/2026      4.94983           4.99777            5.05124           4.59624
  250        5/25/2026      4.94615           4.99475            5.04861           4.59361
  251        6/25/2026      4.94405           4.99271            5.04635           4.59135
  252        7/25/2026      4.94191           4.99095            5.04405           4.58905
  253        8/25/2026      4.93906           4.98785            5.04165           4.58665
  254        9/25/2026      4.93679           4.98565            5.03952           4.58452
  255       10/25/2026      4.93441           4.98241            5.03792           4.58292
  256       11/25/2026      4.93208           4.98045            5.03511           4.58011
  257       12/25/2026      4.93046           4.97800            5.03305           4.57805
  258        1/25/2027      4.92748           4.97599            5.03115           4.57615
  259        2/25/2027      4.92549           4.97407            5.02900           4.57400
  260        3/25/2027      4.92244           4.97169            5.02701           4.57201
  261        4/25/2027      4.92174           4.97139            5.02621           4.57121
  262        5/25/2027      4.91901           4.96842            5.02362           4.56862
  263        6/25/2027      4.91743           4.96691            5.02190           4.56690
  264        7/25/2027      4.91546           4.96595            5.02042           4.56542
  265        8/25/2027      4.91354           4.96317            5.01835           4.56335
  266        9/25/2027      4.91233           4.96143            5.01671           4.56171
  267       10/25/2027      4.90947           4.95895            5.01495           4.55995
  268       11/25/2027      4.90816           4.95772            5.01351           4.55851
  269       12/25/2027      4.90735           4.95575            5.01259           4.55759
  270        1/25/2028      4.90519           4.95430            5.01030           4.55530
  271        2/25/2028      4.90314           4.95263            5.00904           4.55404
  272        3/25/2028      4.90154           4.95111            5.00795           4.55295
  273        4/25/2028      4.89999           4.95027            5.00594           4.55094
  274        5/25/2028      4.89827           4.94863            5.00472           4.54972
  275        6/25/2028      4.89748           4.94825            5.00349           4.54849
  276        7/25/2028      4.89539           4.94624            5.00223           4.54723
  277        8/25/2028      4.89442           4.94505            5.00114           4.54614
  278        9/25/2028      4.89310           4.94413            5.00099           4.54599
  279       10/25/2028      4.89151           4.94199            4.99894           4.54394
  280       11/25/2028      4.89125           4.94088            4.99795           4.54295
  281       12/25/2028      4.88905           4.94004            4.99691           4.54191
  282        1/25/2029      4.88890           4.93871            4.99602           4.54102
  283        2/25/2029      4.88756           4.93746            4.99520           4.54020
  284        3/25/2029      4.88522           4.93712            4.99434           4.53934


  285        4/25/2029      4.88526           4.93662            4.99363           4.53863
  286        5/25/2029      4.88402           4.93547            4.99292           4.53792
  287        6/25/2029      4.88345           4.93533            4.99325           4.53825
  288        7/25/2029      4.88227           4.93456            4.99161           4.53661
  289        8/25/2029      4.88275           4.93354            4.99103           4.53603
  290        9/25/2029      4.88095           4.93281            4.99029           4.53529
  291       10/25/2029      4.87998           4.93127            4.98958           4.53458
  292       11/25/2029      4.87996           4.93104            4.98874           4.53374
  293       12/25/2029      4.87898           4.93082            4.98772           4.53272
  294        1/25/2030      4.87872           4.93001            4.98663           4.53163
  295        2/25/2030      4.87789           4.92926            4.98614           4.53114
  296        3/25/2030      4.87643           4.92926            4.98421           4.52921
  297        4/25/2030      4.87699           4.92877            4.98294           4.52794
  298        5/25/2030      4.87723           4.92733            4.98143           4.52643
  299        6/25/2030      4.87620           4.92615            4.97970           4.52470
  300        7/25/2030      4.87513           4.92498            4.97813           4.52313
  301        8/25/2030      4.87448           4.92347            4.97635           4.52135
  302        9/25/2030      4.87182           4.92085            4.97440           4.51940
  303       10/25/2030      4.86974           4.91821            4.97272           4.51772
  304       11/25/2030      4.86823           4.91675            4.97163           4.51663
  305       12/25/2030      4.86669           4.91526            4.96928           4.51428
  306        1/25/2031      4.86453           4.91315            4.96816           4.51316
  307        2/25/2031      4.86276           4.91143            4.96588           4.51088
  308        3/25/2031      4.86024           4.90985            4.96437           4.50937
  309        4/25/2031      4.85960           4.90897            4.96325           4.50825
  310        5/25/2031      4.85823           4.90766            4.96201           4.50701
  311        6/25/2031      4.85625           4.90572            4.96013           4.50513
  312        7/25/2031      4.85445           4.90519            4.95874           4.50374
  313        8/25/2031      4.85353           4.90312            4.95766           4.50266
  314        9/25/2031      4.85165           4.90128            4.95589           4.50089
  315       10/25/2031      4.85050           4.89927            4.95519           4.50019
  316       11/25/2031      4.84868           4.89812            4.95318           4.49818
  317       12/25/2031      4.84826           4.89653            4.95196           4.49696
  318        1/25/2032      4.84581           4.89537            4.95057           4.49557
  319        2/25/2032      4.84458           4.89388            4.94946           4.49446
  320        3/25/2032      4.84269           4.89265            4.94830           4.49330
  321        4/25/2032      4.84239           4.89273            4.94690           4.49190
  322        5/25/2032      4.84047           4.89056            4.94573           4.49073
  323        6/25/2032      4.83963           4.88978            4.94471           4.48971
  324        7/25/2032      4.83843           4.88958            4.94429           4.48929
  325        8/25/2032      4.83727           4.88754            4.94263           4.48763
  326        9/25/2032      4.83679           4.88651            4.94168           4.48668
  327       10/25/2032      4.83471           4.88479            4.94067           4.48567
  328       11/25/2032      4.83406           4.88389            4.93984           4.48484
  329       12/25/2032      4.83396           4.88261            4.93896           4.48396
  330        1/25/2033      4.83256           4.88191            4.93804           4.48304
  331        2/25/2033      4.83111           4.88082            4.93733           4.48233
  332        3/25/2033      4.82926           4.87996            4.93720           4.48220
  333        4/25/2033      4.82938           4.88048            4.93654           4.48154
  334        5/25/2033      4.82821           4.87906            4.93519           4.48019
  335        6/25/2033      4.82834           4.87864            4.93454           4.47954
  336        7/25/2033      4.82657           4.87787            4.93386           4.47886
  337        8/25/2033      4.82620           4.87726            4.93332           4.47832
  338        9/25/2033      4.82578           4.87724            4.93276           4.47776
  339       10/25/2033      4.82445           4.87533            4.93222           4.47722
  340       11/25/2033      4.82415           4.87478            4.93176           4.47676
  341       12/25/2033      4.82415           4.87391            4.93195           4.47695
  342        1/25/2034      4.82353           4.87369            4.93085           4.47585
  343        2/25/2034      4.82303           4.87293            4.93050           4.47550


  344        3/25/2034      4.82091           4.87310            4.93013           4.47513
  345        4/25/2034      4.82141           4.87305            4.92985           4.47485
  346        5/25/2034      4.82067           4.87238            4.92958           4.47458
  347        6/25/2034      4.82089           4.87301            4.92935           4.47435
  348        7/25/2034      4.81986           4.87205            4.92913           4.47413
  349        8/25/2034      4.81985           4.87179            4.92896           4.47396
  350        9/25/2034      4.81953           4.87188            4.92938           4.47438
  351       10/25/2034      4.81893           4.87070            4.92841           4.47341
  352       11/25/2034      4.81964           4.87054            4.92803           4.47303
  353       12/25/2034      4.81845           4.87039            4.92753           4.47253
  354        1/25/2035      4.81923           4.87029            4.92699           4.47199
  355        2/25/2035      4.81877           4.86990            4.92640           4.47140
  356        3/25/2035      4.81737           4.86999            4.92566           4.47066
  357        4/25/2035      4.81826           4.87025            4.92525           4.47025
  358        5/25/2035      4.81789           4.86936            4.92440           4.46940
  359        6/25/2035      4.81820           4.86922            4.92379           4.46879
  360        7/25/2035      4.81761           4.86764            4.92244           4.46744
                       ------------------------------------------------------------------------

        Flat Libor for 1-12 month, spike 400bps
        -------------------------------------------------------------------------------------------
         Payment Date    LIBOR_1MO Vector    LIBOR_6MO Vector   LIBOR_1YR Vector   CMT_1YR Vector
        ===========================================================================================
   1         8/25/2005              3.38000             3.79000           4.00250          3.58000
   2         9/25/2005              3.38000             3.79000           4.00250          3.58000
   3        10/25/2005              3.38000             3.79000           4.00250          3.58000
   4        11/25/2005              3.38000             3.79000           4.00250          3.58000
   5        12/25/2005              3.38000             3.79000           4.00250          3.58000
   6         1/25/2006              3.38000             3.79000           4.00250          3.58000
   7         2/25/2006              3.38000             3.79000           4.00250          3.58000
   8         3/25/2006              3.38000             3.79000           4.00250          3.58000
   9         4/25/2006              3.38000             3.79000           4.00250          3.58000
  10         5/25/2006              3.38000             3.79000           4.00250          3.58000
  11         6/25/2006              3.38000             3.79000           4.00250          3.58000
  12         7/25/2006              3.38000             3.79000           4.00250          3.58000
  13         8/25/2006              7.38000             7.79000           8.00250          7.58000
  14         9/25/2006              7.38000             7.79000           8.00250          7.58000
  15        10/25/2006              7.38000             7.79000           8.00250          7.58000
  16        11/25/2006              7.38000             7.79000           8.00250          7.58000
  17        12/25/2006              7.38000             7.79000           8.00250          7.58000
  18         1/25/2007              7.38000             7.79000           8.00250          7.58000
  19         2/25/2007              7.38000             7.79000           8.00250          7.58000
  20         3/25/2007              7.38000             7.79000           8.00250          7.58000
  21         4/25/2007              7.38000             7.79000           8.00250          7.58000
  22         5/25/2007              7.38000             7.79000           8.00250          7.58000
  23         6/25/2007              7.38000             7.79000           8.00250          7.58000
  24         7/25/2007              7.38000             7.79000           8.00250          7.58000
  25         8/25/2007              7.38000             7.79000           8.00250          7.58000
  26         9/25/2007              7.38000             7.79000           8.00250          7.58000
  27        10/25/2007              7.38000             7.79000           8.00250          7.58000
  28        11/25/2007              7.38000             7.79000           8.00250          7.58000
  29        12/25/2007              7.38000             7.79000           8.00250          7.58000
  30         1/25/2008              7.38000             7.79000           8.00250          7.58000
  31         2/25/2008              7.38000             7.79000           8.00250          7.58000
  32         3/25/2008              7.38000             7.79000           8.00250          7.58000
  33         4/25/2008              7.38000             7.79000           8.00250          7.58000
  34         5/25/2008              7.38000             7.79000           8.00250          7.58000
  35         6/25/2008              7.38000             7.79000           8.00250          7.58000
  36         7/25/2008              7.38000             7.79000           8.00250          7.58000
  37         8/25/2008              7.38000             7.79000           8.00250          7.58000
  38         9/25/2008              7.38000             7.79000           8.00250          7.58000
  39        10/25/2008              7.38000             7.79000           8.00250          7.58000
  40        11/25/2008              7.38000             7.79000           8.00250          7.58000
  41        12/25/2008              7.38000             7.79000           8.00250          7.58000
  42         1/25/2009              7.38000             7.79000           8.00250          7.58000
  43         2/25/2009              7.38000             7.79000           8.00250          7.58000
  44         3/25/2009              7.38000             7.79000           8.00250          7.58000
  45         4/25/2009              7.38000             7.79000           8.00250          7.58000
  46         5/25/2009              7.38000             7.79000           8.00250          7.58000
  47         6/25/2009              7.38000             7.79000           8.00250          7.58000
  48         7/25/2009              7.38000             7.79000           8.00250          7.58000
  49         8/25/2009              7.38000             7.79000           8.00250          7.58000


  50         9/25/2009              7.38000             7.79000           8.00250          7.58000
  51        10/25/2009              7.38000             7.79000           8.00250          7.58000
  52        11/25/2009              7.38000             7.79000           8.00250          7.58000
  53        12/25/2009              7.38000             7.79000           8.00250          7.58000
  54         1/25/2010              7.38000             7.79000           8.00250          7.58000
  55         2/25/2010              7.38000             7.79000           8.00250          7.58000
  56         3/25/2010              7.38000             7.79000           8.00250          7.58000
  57         4/25/2010              7.38000             7.79000           8.00250          7.58000
  58         5/25/2010              7.38000             7.79000           8.00250          7.58000
  59         6/25/2010              7.38000             7.79000           8.00250          7.58000
  60         7/25/2010              7.38000             7.79000           8.00250          7.58000
  61         8/25/2010              7.38000             7.79000           8.00250          7.58000
  62         9/25/2010              7.38000             7.79000           8.00250          7.58000
  63        10/25/2010              7.38000             7.79000           8.00250          7.58000
  64        11/25/2010              7.38000             7.79000           8.00250          7.58000
  65        12/25/2010              7.38000             7.79000           8.00250          7.58000
  66         1/25/2011              7.38000             7.79000           8.00250          7.58000
  67         2/25/2011              7.38000             7.79000           8.00250          7.58000
  68         3/25/2011              7.38000             7.79000           8.00250          7.58000
  69         4/25/2011              7.38000             7.79000           8.00250          7.58000
  70         5/25/2011              7.38000             7.79000           8.00250          7.58000
  71         6/25/2011              7.38000             7.79000           8.00250          7.58000
  72         7/25/2011              7.38000             7.79000           8.00250          7.58000
  73         8/25/2011              7.38000             7.79000           8.00250          7.58000
  74         9/25/2011              7.38000             7.79000           8.00250          7.58000
  75        10/25/2011              7.38000             7.79000           8.00250          7.58000
  76        11/25/2011              7.38000             7.79000           8.00250          7.58000
  77        12/25/2011              7.38000             7.79000           8.00250          7.58000
  78         1/25/2012              7.38000             7.79000           8.00250          7.58000
  79         2/25/2012              7.38000             7.79000           8.00250          7.58000
  80         3/25/2012              7.38000             7.79000           8.00250          7.58000
  81         4/25/2012              7.38000             7.79000           8.00250          7.58000
  82         5/25/2012              7.38000             7.79000           8.00250          7.58000
  83         6/25/2012              7.38000             7.79000           8.00250          7.58000
  84         7/25/2012              7.38000             7.79000           8.00250          7.58000
  85         8/25/2012              7.38000             7.79000           8.00250          7.58000
  86         9/25/2012              7.38000             7.79000           8.00250          7.58000
  87        10/25/2012              7.38000             7.79000           8.00250          7.58000
  88        11/25/2012              7.38000             7.79000           8.00250          7.58000
  89        12/25/2012              7.38000             7.79000           8.00250          7.58000
  90         1/25/2013              7.38000             7.79000           8.00250          7.58000
  91         2/25/2013              7.38000             7.79000           8.00250          7.58000
  92         3/25/2013              7.38000             7.79000           8.00250          7.58000
  93         4/25/2013              7.38000             7.79000           8.00250          7.58000
  94         5/25/2013              7.38000             7.79000           8.00250          7.58000
  95         6/25/2013              7.38000             7.79000           8.00250          7.58000
  96         7/25/2013              7.38000             7.79000           8.00250          7.58000
  97         8/25/2013              7.38000             7.79000           8.00250          7.58000
  98         9/25/2013              7.38000             7.79000           8.00250          7.58000
  99        10/25/2013              7.38000             7.79000           8.00250          7.58000
  100       11/25/2013              7.38000             7.79000           8.00250          7.58000
  101       12/25/2013              7.38000             7.79000           8.00250          7.58000
  102        1/25/2014              7.38000             7.79000           8.00250          7.58000
  103        2/25/2014              7.38000             7.79000           8.00250          7.58000
  104        3/25/2014              7.38000             7.79000           8.00250          7.58000
  105        4/25/2014              7.38000             7.79000           8.00250          7.58000
  106        5/25/2014              7.38000             7.79000           8.00250          7.58000
  107        6/25/2014              7.38000             7.79000           8.00250          7.58000


  108        7/25/2014              7.38000             7.79000           8.00250          7.58000
  109        8/25/2014              7.38000             7.79000           8.00250          7.58000
  110        9/25/2014              7.38000             7.79000           8.00250          7.58000
  111       10/25/2014              7.38000             7.79000           8.00250          7.58000
  112       11/25/2014              7.38000             7.79000           8.00250          7.58000
  113       12/25/2014              7.38000             7.79000           8.00250          7.58000
  114        1/25/2015              7.38000             7.79000           8.00250          7.58000
  115        2/25/2015              7.38000             7.79000           8.00250          7.58000
  116        3/25/2015              7.38000             7.79000           8.00250          7.58000
  117        4/25/2015              7.38000             7.79000           8.00250          7.58000
  118        5/25/2015              7.38000             7.79000           8.00250          7.58000
  119        6/25/2015              7.38000             7.79000           8.00250          7.58000
  120        7/25/2015              7.38000             7.79000           8.00250          7.58000
  121        8/25/2015              7.38000             7.79000           8.00250          7.58000
  122        9/25/2015              7.38000             7.79000           8.00250          7.58000
  123       10/25/2015              7.38000             7.79000           8.00250          7.58000
  124       11/25/2015              7.38000             7.79000           8.00250          7.58000
  125       12/25/2015              7.38000             7.79000           8.00250          7.58000
  126        1/25/2016              7.38000             7.79000           8.00250          7.58000
  127        2/25/2016              7.38000             7.79000           8.00250          7.58000
  128        3/25/2016              7.38000             7.79000           8.00250          7.58000
  129        4/25/2016              7.38000             7.79000           8.00250          7.58000
  130        5/25/2016              7.38000             7.79000           8.00250          7.58000
  131        6/25/2016              7.38000             7.79000           8.00250          7.58000
  132        7/25/2016              7.38000             7.79000           8.00250          7.58000
  133        8/25/2016              7.38000             7.79000           8.00250          7.58000
  134        9/25/2016              7.38000             7.79000           8.00250          7.58000
  135       10/25/2016              7.38000             7.79000           8.00250          7.58000
  136       11/25/2016              7.38000             7.79000           8.00250          7.58000
  137       12/25/2016              7.38000             7.79000           8.00250          7.58000
  138        1/25/2017              7.38000             7.79000           8.00250          7.58000
  139        2/25/2017              7.38000             7.79000           8.00250          7.58000
  140        3/25/2017              7.38000             7.79000           8.00250          7.58000
  141        4/25/2017              7.38000             7.79000           8.00250          7.58000
  142        5/25/2017              7.38000             7.79000           8.00250          7.58000
  143        6/25/2017              7.38000             7.79000           8.00250          7.58000
  144        7/25/2017              7.38000             7.79000           8.00250          7.58000
  145        8/25/2017              7.38000             7.79000           8.00250          7.58000
  146        9/25/2017              7.38000             7.79000           8.00250          7.58000
  147       10/25/2017              7.38000             7.79000           8.00250          7.58000
  148       11/25/2017              7.38000             7.79000           8.00250          7.58000
  149       12/25/2017              7.38000             7.79000           8.00250          7.58000
  150        1/25/2018              7.38000             7.79000           8.00250          7.58000
  151        2/25/2018              7.38000             7.79000           8.00250          7.58000
  152        3/25/2018              7.38000             7.79000           8.00250          7.58000
  153        4/25/2018              7.38000             7.79000           8.00250          7.58000
  154        5/25/2018              7.38000             7.79000           8.00250          7.58000
  155        6/25/2018              7.38000             7.79000           8.00250          7.58000
  156        7/25/2018              7.38000             7.79000           8.00250          7.58000
  157        8/25/2018              7.38000             7.79000           8.00250          7.58000
  158        9/25/2018              7.38000             7.79000           8.00250          7.58000
  159       10/25/2018              7.38000             7.79000           8.00250          7.58000
  160       11/25/2018              7.38000             7.79000           8.00250          7.58000
  161       12/25/2018              7.38000             7.79000           8.00250          7.58000
  162        1/25/2019              7.38000             7.79000           8.00250          7.58000
  163        2/25/2019              7.38000             7.79000           8.00250          7.58000
  164        3/25/2019              7.38000             7.79000           8.00250          7.58000
  165        4/25/2019              7.38000             7.79000           8.00250          7.58000
  166        5/25/2019              7.38000             7.79000           8.00250          7.58000


  167        6/25/2019              7.38000             7.79000           8.00250          7.58000
  168        7/25/2019              7.38000             7.79000           8.00250          7.58000
  169        8/25/2019              7.38000             7.79000           8.00250          7.58000
  170        9/25/2019              7.38000             7.79000           8.00250          7.58000
  171       10/25/2019              7.38000             7.79000           8.00250          7.58000
  172       11/25/2019              7.38000             7.79000           8.00250          7.58000
  173       12/25/2019              7.38000             7.79000           8.00250          7.58000
  174        1/25/2020              7.38000             7.79000           8.00250          7.58000
  175        2/25/2020              7.38000             7.79000           8.00250          7.58000
  176        3/25/2020              7.38000             7.79000           8.00250          7.58000
  177        4/25/2020              7.38000             7.79000           8.00250          7.58000
  178        5/25/2020              7.38000             7.79000           8.00250          7.58000
  179        6/25/2020              7.38000             7.79000           8.00250          7.58000
  180        7/25/2020              7.38000             7.79000           8.00250          7.58000
  181        8/25/2020              7.38000             7.79000           8.00250          7.58000
  182        9/25/2020              7.38000             7.79000           8.00250          7.58000
  183       10/25/2020              7.38000             7.79000           8.00250          7.58000
  184       11/25/2020              7.38000             7.79000           8.00250          7.58000
  185       12/25/2020              7.38000             7.79000           8.00250          7.58000
  186        1/25/2021              7.38000             7.79000           8.00250          7.58000
  187        2/25/2021              7.38000             7.79000           8.00250          7.58000
  188        3/25/2021              7.38000             7.79000           8.00250          7.58000
  189        4/25/2021              7.38000             7.79000           8.00250          7.58000
  190        5/25/2021              7.38000             7.79000           8.00250          7.58000
  191        6/25/2021              7.38000             7.79000           8.00250          7.58000
  192        7/25/2021              7.38000             7.79000           8.00250          7.58000
  193        8/25/2021              7.38000             7.79000           8.00250          7.58000
  194        9/25/2021              7.38000             7.79000           8.00250          7.58000
  195       10/25/2021              7.38000             7.79000           8.00250          7.58000
  196       11/25/2021              7.38000             7.79000           8.00250          7.58000
  197       12/25/2021              7.38000             7.79000           8.00250          7.58000
  198        1/25/2022              7.38000             7.79000           8.00250          7.58000
  199        2/25/2022              7.38000             7.79000           8.00250          7.58000
  200        3/25/2022              7.38000             7.79000           8.00250          7.58000
  201        4/25/2022              7.38000             7.79000           8.00250          7.58000
  202        5/25/2022              7.38000             7.79000           8.00250          7.58000
  203        6/25/2022              7.38000             7.79000           8.00250          7.58000
  204        7/25/2022              7.38000             7.79000           8.00250          7.58000
  205        8/25/2022              7.38000             7.79000           8.00250          7.58000
  206        9/25/2022              7.38000             7.79000           8.00250          7.58000
  207       10/25/2022              7.38000             7.79000           8.00250          7.58000
  208       11/25/2022              7.38000             7.79000           8.00250          7.58000
  209       12/25/2022              7.38000             7.79000           8.00250          7.58000
  210        1/25/2023              7.38000             7.79000           8.00250          7.58000
  211        2/25/2023              7.38000             7.79000           8.00250          7.58000
  212        3/25/2023              7.38000             7.79000           8.00250          7.58000
  213        4/25/2023              7.38000             7.79000           8.00250          7.58000
  214        5/25/2023              7.38000             7.79000           8.00250          7.58000
  215        6/25/2023              7.38000             7.79000           8.00250          7.58000
  216        7/25/2023              7.38000             7.79000           8.00250          7.58000
  217        8/25/2023              7.38000             7.79000           8.00250          7.58000
  218        9/25/2023              7.38000             7.79000           8.00250          7.58000
  219       10/25/2023              7.38000             7.79000           8.00250          7.58000
  220       11/25/2023              7.38000             7.79000           8.00250          7.58000
  221       12/25/2023              7.38000             7.79000           8.00250          7.58000
  222        1/25/2024              7.38000             7.79000           8.00250          7.58000
  223        2/25/2024              7.38000             7.79000           8.00250          7.58000
  224        3/25/2024              7.38000             7.79000           8.00250          7.58000
  225        4/25/2024              7.38000             7.79000           8.00250          7.58000


  226        5/25/2024              7.38000             7.79000           8.00250          7.58000
  227        6/25/2024              7.38000             7.79000           8.00250          7.58000
  228        7/25/2024              7.38000             7.79000           8.00250          7.58000
  229        8/25/2024              7.38000             7.79000           8.00250          7.58000
  230        9/25/2024              7.38000             7.79000           8.00250          7.58000
  231       10/25/2024              7.38000             7.79000           8.00250          7.58000
  232       11/25/2024              7.38000             7.79000           8.00250          7.58000
  233       12/25/2024              7.38000             7.79000           8.00250          7.58000
  234        1/25/2025              7.38000             7.79000           8.00250          7.58000
  235        2/25/2025              7.38000             7.79000           8.00250          7.58000
  236        3/25/2025              7.38000             7.79000           8.00250          7.58000
  237        4/25/2025              7.38000             7.79000           8.00250          7.58000
  238        5/25/2025              7.38000             7.79000           8.00250          7.58000
  239        6/25/2025              7.38000             7.79000           8.00250          7.58000
  240        7/25/2025              7.38000             7.79000           8.00250          7.58000
  241        8/25/2025              7.38000             7.79000           8.00250          7.58000
  242        9/25/2025              7.38000             7.79000           8.00250          7.58000
  243       10/25/2025              7.38000             7.79000           8.00250          7.58000
  244       11/25/2025              7.38000             7.79000           8.00250          7.58000
  245       12/25/2025              7.38000             7.79000           8.00250          7.58000
  246        1/25/2026              7.38000             7.79000           8.00250          7.58000
  247        2/25/2026              7.38000             7.79000           8.00250          7.58000
  248        3/25/2026              7.38000             7.79000           8.00250          7.58000
  249        4/25/2026              7.38000             7.79000           8.00250          7.58000
  250        5/25/2026              7.38000             7.79000           8.00250          7.58000
  251        6/25/2026              7.38000             7.79000           8.00250          7.58000
  252        7/25/2026              7.38000             7.79000           8.00250          7.58000
  253        8/25/2026              7.38000             7.79000           8.00250          7.58000
  254        9/25/2026              7.38000             7.79000           8.00250          7.58000
  255       10/25/2026              7.38000             7.79000           8.00250          7.58000
  256       11/25/2026              7.38000             7.79000           8.00250          7.58000
  257       12/25/2026              7.38000             7.79000           8.00250          7.58000
  258        1/25/2027              7.38000             7.79000           8.00250          7.58000
  259        2/25/2027              7.38000             7.79000           8.00250          7.58000
  260        3/25/2027              7.38000             7.79000           8.00250          7.58000
  261        4/25/2027              7.38000             7.79000           8.00250          7.58000
  262        5/25/2027              7.38000             7.79000           8.00250          7.58000
  263        6/25/2027              7.38000             7.79000           8.00250          7.58000
  264        7/25/2027              7.38000             7.79000           8.00250          7.58000
  265        8/25/2027              7.38000             7.79000           8.00250          7.58000
  266        9/25/2027              7.38000             7.79000           8.00250          7.58000
  267       10/25/2027              7.38000             7.79000           8.00250          7.58000
  268       11/25/2027              7.38000             7.79000           8.00250          7.58000
  269       12/25/2027              7.38000             7.79000           8.00250          7.58000
  270        1/25/2028              7.38000             7.79000           8.00250          7.58000
  271        2/25/2028              7.38000             7.79000           8.00250          7.58000
  272        3/25/2028              7.38000             7.79000           8.00250          7.58000
  273        4/25/2028              7.38000             7.79000           8.00250          7.58000
  274        5/25/2028              7.38000             7.79000           8.00250          7.58000
  275        6/25/2028              7.38000             7.79000           8.00250          7.58000
  276        7/25/2028              7.38000             7.79000           8.00250          7.58000
  277        8/25/2028              7.38000             7.79000           8.00250          7.58000
  278        9/25/2028              7.38000             7.79000           8.00250          7.58000
  279       10/25/2028              7.38000             7.79000           8.00250          7.58000
  280       11/25/2028              7.38000             7.79000           8.00250          7.58000
  281       12/25/2028              7.38000             7.79000           8.00250          7.58000
  282        1/25/2029              7.38000             7.79000           8.00250          7.58000
  283        2/25/2029              7.38000             7.79000           8.00250          7.58000
  284        3/25/2029              7.38000             7.79000           8.00250          7.58000


  285        4/25/2029              7.38000             7.79000           8.00250          7.58000
  286        5/25/2029              7.38000             7.79000           8.00250          7.58000
  287        6/25/2029              7.38000             7.79000           8.00250          7.58000
  288        7/25/2029              7.38000             7.79000           8.00250          7.58000
  289        8/25/2029              7.38000             7.79000           8.00250          7.58000
  290        9/25/2029              7.38000             7.79000           8.00250          7.58000
  291       10/25/2029              7.38000             7.79000           8.00250          7.58000
  292       11/25/2029              7.38000             7.79000           8.00250          7.58000
  293       12/25/2029              7.38000             7.79000           8.00250          7.58000
  294        1/25/2030              7.38000             7.79000           8.00250          7.58000
  295        2/25/2030              7.38000             7.79000           8.00250          7.58000
  296        3/25/2030              7.38000             7.79000           8.00250          7.58000
  297        4/25/2030              7.38000             7.79000           8.00250          7.58000
  298        5/25/2030              7.38000             7.79000           8.00250          7.58000
  299        6/25/2030              7.38000             7.79000           8.00250          7.58000
  300        7/25/2030              7.38000             7.79000           8.00250          7.58000
  301        8/25/2030              7.38000             7.79000           8.00250          7.58000
  302        9/25/2030              7.38000             7.79000           8.00250          7.58000
  303       10/25/2030              7.38000             7.79000           8.00250          7.58000
  304       11/25/2030              7.38000             7.79000           8.00250          7.58000
  305       12/25/2030              7.38000             7.79000           8.00250          7.58000
  306        1/25/2031              7.38000             7.79000           8.00250          7.58000
  307        2/25/2031              7.38000             7.79000           8.00250          7.58000
  308        3/25/2031              7.38000             7.79000           8.00250          7.58000
  309        4/25/2031              7.38000             7.79000           8.00250          7.58000
  310        5/25/2031              7.38000             7.79000           8.00250          7.58000
  311        6/25/2031              7.38000             7.79000           8.00250          7.58000
  312        7/25/2031              7.38000             7.79000           8.00250          7.58000
  313        8/25/2031              7.38000             7.79000           8.00250          7.58000
  314        9/25/2031              7.38000             7.79000           8.00250          7.58000
  315       10/25/2031              7.38000             7.79000           8.00250          7.58000
  316       11/25/2031              7.38000             7.79000           8.00250          7.58000
  317       12/25/2031              7.38000             7.79000           8.00250          7.58000
  318        1/25/2032              7.38000             7.79000           8.00250          7.58000
  319        2/25/2032              7.38000             7.79000           8.00250          7.58000
  320        3/25/2032              7.38000             7.79000           8.00250          7.58000
  321        4/25/2032              7.38000             7.79000           8.00250          7.58000
  322        5/25/2032              7.38000             7.79000           8.00250          7.58000
  323        6/25/2032              7.38000             7.79000           8.00250          7.58000
  324        7/25/2032              7.38000             7.79000           8.00250          7.58000
  325        8/25/2032              7.38000             7.79000           8.00250          7.58000
  326        9/25/2032              7.38000             7.79000           8.00250          7.58000
  327       10/25/2032              7.38000             7.79000           8.00250          7.58000
  328       11/25/2032              7.38000             7.79000           8.00250          7.58000
  329       12/25/2032              7.38000             7.79000           8.00250          7.58000
  330        1/25/2033              7.38000             7.79000           8.00250          7.58000
  331        2/25/2033              7.38000             7.79000           8.00250          7.58000
  332        3/25/2033              7.38000             7.79000           8.00250          7.58000
  333        4/25/2033              7.38000             7.79000           8.00250          7.58000
  334        5/25/2033              7.38000             7.79000           8.00250          7.58000
  335        6/25/2033              7.38000             7.79000           8.00250          7.58000
  336        7/25/2033              7.38000             7.79000           8.00250          7.58000
  337        8/25/2033              7.38000             7.79000           8.00250          7.58000
  338        9/25/2033              7.38000             7.79000           8.00250          7.58000
  339       10/25/2033              7.38000             7.79000           8.00250          7.58000
  340       11/25/2033              7.38000             7.79000           8.00250          7.58000
  341       12/25/2033              7.38000             7.79000           8.00250          7.58000
  342        1/25/2034              7.38000             7.79000           8.00250          7.58000
  343        2/25/2034              7.38000             7.79000           8.00250          7.58000


  344        3/25/2034              7.38000             7.79000           8.00250          7.58000
  345        4/25/2034              7.38000             7.79000           8.00250          7.58000
  346        5/25/2034              7.38000             7.79000           8.00250          7.58000
  347        6/25/2034              7.38000             7.79000           8.00250          7.58000
  348        7/25/2034              7.38000             7.79000           8.00250          7.58000
  349        8/25/2034              7.38000             7.79000           8.00250          7.58000
  350        9/25/2034              7.38000             7.79000           8.00250          7.58000
  351       10/25/2034              7.38000             7.79000           8.00250          7.58000
  352       11/25/2034              7.38000             7.79000           8.00250          7.58000
  353       12/25/2034              7.38000             7.79000           8.00250          7.58000
  354        1/25/2035              7.38000             7.79000           8.00250          7.58000
  355        2/25/2035              7.38000             7.79000           8.00250          7.58000
  356        3/25/2035              7.38000             7.79000           8.00250          7.58000
  357        4/25/2035              7.38000             7.79000           8.00250          7.58000
  358        5/25/2035              7.38000             7.79000           8.00250          7.58000
  359        6/25/2035              7.38000             7.79000           8.00250          7.58000
  360        7/25/2035              7.38000             7.79000           8.00250          7.58000
                       --------------------------------------------------------------------------------

GSAA-05-09, M1, M2 and B-1 First Dollar Loss CDR Tables
      / /   The Given Pricing Prepayment Assumption
      / /   Libor Certificates are priced at par to maturity
      / /   Based on preliminary spreads and balances
      / /   All forward curves - 1m Libor, 6m Libor, 1y Libor, 1y CMT as of
            07/11/2005
      / /   100% advancing, 12 months lag, triggr fails for day one,

    ----------------------------------------------------------------------------------------------------------------
    Assumptions                  Values                               Class M-1                   Class M-2
    ----------------------------------------------------------------------------------------------------------------
    Forward Curve                CDR(%)                                             7.75                        6.80
    75% PPC                      WAL (years)                                       16.31                       17.65
    35% Severity                 Principal Window                          Dec18 - Jun35               Apr20 - Jun35
                                 Total Collat Loss                 80,113,927.76 (9.17%)       72,234,069.45 (8.27%)
    ----------------------------------------------------------------------------------------------------------------
    Forward Curve                CDR(%)                                             8.81                        7.59
    100% PPC                     WAL (years)                                       12.60                       13.70
    35% Severity                 Principal Window                          Nov15 - Jun35               Nov16 - Jun35
                                 Total Collat Loss                 70,365,909.12 (8.05%)       62,169,047.92 (7.12%)
    ----------------------------------------------------------------------------------------------------------------
    Forward Curve                CDR(%)                                            10.51                        8.89
    135% PPC                     WAL (years)                                        9.13                        9.94
    35% Severity                 Principal Window                          Dec12 - Jun35               Sep13 - Jun35
                                 Total Collat Loss                 62,673,065.49 (7.17%)       54,168,045.50 (6.20%)
    ----------------------------------------------------------------------------------------------------------------
    Forward Curve                CDR(%)                                             4.71                        4.18
    75% PPC                      WAL (years)                                       17.82                       19.08
    55% Severity                 Principal Window                          Apr20 - Jun35               Aug21 - Jun35
                                 Total Collat Loss                 83,703,075.69 (9.58%)       75,520,595.60 (8.64%)
    ----------------------------------------------------------------------------------------------------------------
    Forward Curve                CDR(%)                                             5.36                        4.66
    100% PPC                     WAL (years)                                       13.71                       14.70
    55% Severity                 Principal Window                          Sep16 - Jun35               Sep17 - Jun35
                                 Total Collat Loss                 72,376,694.85 (8.28%)       63,911,202.33 (7.32%)
    ----------------------------------------------------------------------------------------------------------------
    Forward Curve                CDR(%)                                             6.41                        5.47
    135% PPC                     WAL (years)                                        9.80                       10.57
    55% Severity                 Principal Window                          Jun13 - Jun35               Mar14 - Jun35
                                 Total Collat Loss                 63,505,684.80 (7.27%)       54,918,710.03 (6.29%)
    ----------------------------------------------------------------------------------------------------------------
    Libor Flat                   CDR(%)                                             6.10                        6.80
    75% PPC                      WAL (years)                                       17.44                       18.79
    35% Severity                 Principal Window                          Dec19 - Jun35               May21 - Jun35
                                 Total Collat Loss                 66,410,970.06 (7.60%)       58,558,622.89 (6.70%)
    ----------------------------------------------------------------------------------------------------------------
    Libor Flat                   CDR(%)                                             6.97                        7.59
    100% PPC                     WAL (years)                                       13.34                       14.50
    35% Severity                 Principal Window                          Jun16 - Jun35               Jul17 - Jun35
                                 Total Collat Loss                 57,951,354.60 (6.63%)       49,759,738.52 (5.70%)
    ----------------------------------------------------------------------------------------------------------------
    Libor Flat                   CDR(%)                                             8.67                        8.89
    135% PPC                     WAL (years)                                        9.50                       10.35
    35% Severity                 Principal Window                          Apr13 - Jun35               Jan14 - Jun35
                                 Total Collat Loss                 53,017,738.60 (6.07%)       44,477,092.43 (5.09%)
    ----------------------------------------------------------------------------------------------------------------
    Libor Flat                   CDR(%)                                             3.77                        3.28
    75% PPC                      WAL (years)                                       18.68                       19.96
    55% Severity                 Principal Window                          Feb21 - Jun35               Jun22 - Jun35
                                 Total Collat Loss                 69,342,239.38 (7.94%)       61,296,972.50 (7.02%)
    ----------------------------------------------------------------------------------------------------------------
    Libor Flat                   CDR(%)                                             4.28                        3.63
    100% PPC                     WAL (years)                                       14.23                       15.35
    55% Severity                 Principal Window                          Mar17 - Jun35               Apr18 - Jun35
                                 Total Collat Loss                 59,341,965.17 (6.79%)       51,087,229.64 (5.85%)
    ----------------------------------------------------------------------------------------------------------------


    ------------------------------------------------------------------------------
    Assumptions                     Class B-1            Initial Excess Spread
    ------------------------------------------------------------------------------
    Forward Curve                                 4.53                        (%)
    75% PPC                                      20.88                     2.354%
    35% Severity                         Aug23 - Jun35
                                 51,516,596.73 (5.90%)
    ---------------------------------------------------
    Forward Curve                                 4.68                        (%)
    100% PPC                                     16.45                     2.354%
    35% Severity                         Jul19 - Jun35
                                 40,827,030.15 (4.67%)
    ---------------------------------------------------
    Forward Curve                                 5.03                        (%)
    135% PPC                                     12.02                     2.354%
    35% Severity                         Aug15 - Jun35
                                 32,340,221.25 (3.70%)
    ---------------------------------------------------
    Forward Curve                                 2.85                        (%)
    75% PPC                                      21.85                     2.354%
    55% Severity                         Jul24 - Jun35
                                 53,733,209.55 (6.15%)
    ---------------------------------------------------
    Forward Curve                                 2.94                        (%)
    100% PPC                                     17.19                     2.354%
    55% Severity                         Feb20 - Jun35
                                 41,940,287.77 (4.80%)
    ---------------------------------------------------
    Forward Curve                                 3.16                        (%)
    135% PPC                                     12.46                     2.354%
    55% Severity                         Jan16 - Jun35
                                 32,811,215.81 (3.76%)
    ------------------------------------------------------------------------------
    Libor Flat                                    2.78                        (%)
    75% PPC                                      17.00                     2.413%
    35% Severity                         Nov21 - Jul23
                                 33,610,822.28 (3.85%)
    ---------------------------------------------------
    Libor Flat                                    3.09                        (%)
    100% PPC                                     15.07                     2.413%
    35% Severity                         Jul19 - May22
                                 28,024,600.32 (3.21%)
    ---------------------------------------------------
    Libor Flat                                    3.44                        (%)
    135% PPC                                     12.47                     2.413%
    35% Severity                         Jan16 - Jun35
                                 22,656,139.68 (2.59%)
    ---------------------------------------------------
    Libor Flat                                    1.76                        (%)
    75% PPC                                      17.33                     2.413%
    55% Severity                         Jun22 - Feb24
                                 34,610,737.12 (3.96%)
    ---------------------------------------------------
    Libor Flat                                    1.95                        (%)
    100% PPC                                     15.12                     2.413%
    55% Severity                         Oct19 - Apr22
                                 28,556,422.18 (3.27%)
    ---------------------------------------------------

100% PPC Curve
Given Prepayment Curve
(for ARM Collateral)
-------------------------------------------------------
Period                        Value
                            1                        4
                            2              6.090909091
                            3              8.181818182
                            4              10.27272727
                            5              12.36363636
                            6              14.45454545                    5.47
                            7              16.54545455                    5.47
                            8              18.63636364                    5.47
                            9              20.72727273
                           10              22.81818182
                           11              24.90909091
                           12                       27
                           13                       27
                           14                       27
                           15                       27
                           16                       27
                           17                       27
                           18                       27
                           19                       27
                           20                       27
                           21                       27
                           22                       27
                           23                       50
                           24                       50
                           25                       50
                           26                       50
                           27                       50
            28 and thereafter                       27
-------------------------------------------------------

    -----------------------------
    Libor Flat                   CDR(%)                                             5.32                        4.40
    135% PPC                     WAL (years)                                       10.12                       10.89
    55% Severity                 Principal Window                          Sep13 - Jun35               Jun14 - Jun35
                                 Total Collat Loss                 53,569,325.90 (6.13%)       44,899,361.92 (5.14%)
    --------------------------------------------------------------------------------------------------------------------


    -----------------------------
    Libor Flat                                    2.17                        (%)
    135% PPC                                     12.80                     2.413%
    55% Severity                         Apr16 - Jun35
                                 22,890,775.08 (2.62%)
    ------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private
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is not to be construed as an offer to sell or the solicitation of any offer to
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but we do not represent that it is accurate or complete and it should not be
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will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting,
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necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.



      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.